UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
November 30, 2017
Columbia Dividend Opportunity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Dividend Opportunity Fund   |  Semiannual Report 2017

Columbia Dividend Opportunity Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
Steve Schroll
Co-portfolio manager
Managed Fund since 2004
Paul Stocking
Co-portfolio manager
Managed Fund since 2006
Dean Ramos, CFA
Co-portfolio manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	6.56	15.64	11.63	6.89
	Including sales charges		0.39	8.98	10.32	6.27
Advisor Class*		11/08/12	6.68	15.88	11.91	7.02
Class C	Excluding sales charges	06/26/00	6.09	14.77	10.77	6.08
	Including sales charges		5.09	13.77	10.77	6.08
Institutional Class*		09/27/10	6.66	15.85	11.89	7.08
Institutional 2 Class*		08/01/08	6.68	16.02	12.01	7.26
Institutional 3 Class*		11/08/12	6.82	16.08	12.05	7.11
Class K		03/20/95	6.56	15.63	11.74	7.04
Class R*		08/01/08	6.43	15.37	11.34	6.61
Class T	Excluding sales charges	12/01/06	6.55	15.73	11.62	6.87
	Including sales charges		3.93	12.83	11.07	6.61
MSCI USA High Dividend Yield Index USD (Net)			9.13	19.57	14.21	8.41
Russell 1000 Value Index			8.79	14.83	14.17	6.84
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index USD (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index USD (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
Philip Morris International, Inc.	6.1
Cisco Systems, Inc.	4.7
AT&T, Inc.	4.6
Intel Corp.	4.5
Chevron Corp.	3.6
Pfizer, Inc.	3.1
Imperial Brands PLC	3.0
DowDuPont, Inc.	2.9
Microsoft Corp.	2.9
Altria Group, Inc.	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	98.1
Convertible Preferred Stocks	1.0
Equity-Linked Notes	0.4
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	7.6
Consumer Staples	12.9
Energy	14.8
Financials	9.5
Health Care	8.2
Industrials	4.7
Information Technology	15.3
Materials	6.9
Telecommunication Services	9.2
Utilities	10.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Dividend Opportunity Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.60	1,020.10	5.13	5.01	0.99
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,066.80	1,021.36	3.83	3.75	0.74
Class C	1,000.00	1,000.00	1,060.90	1,016.34	8.99	8.80	1.74
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,066.60	1,021.36	3.83	3.75	0.74
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,066.80	1,021.66	3.52	3.45	0.68
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,068.20	1,021.86	3.32	3.24	0.64
Class K	1,000.00	1,000.00	1,065.60	1,020.36	4.87	4.76	0.94
Class R	1,000.00	1,000.00	1,064.30	1,018.85	6.42	6.28	1.24
Class T	1,000.00	1,000.00	1,065.50	1,020.16	5.07	4.96	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 97.7%
Issuer	Shares	Value ($)
Consumer Discretionary 7.5%
Automobiles 1.1%
Ford Motor Co.	3,100,117	38,813,465
Hotels, Restaurants & Leisure 1.4%
Las Vegas Sands Corp.	766,076	53,081,406
Household Durables 1.1%
Whirlpool Corp.	251,284	42,358,944
Multiline Retail 3.9%
Kohl’s Corp.	1,095,792	52,565,142
Nordstrom, Inc.	453,225	20,599,076
Target Corp.	1,247,180	74,706,082
Total		147,870,300
Total Consumer Discretionary		282,124,115
Consumer Staples 12.7%
Household Products 1.2%
Procter & Gamble Co. (The)	506,554	45,584,794
Tobacco 11.5%
Altria Group, Inc.	1,434,275	97,286,873
Imperial Brands PLC	2,669,181	110,622,364
Philip Morris International, Inc.	2,205,252	226,589,643
Total		434,498,880
Total Consumer Staples		480,083,674
Energy 14.6%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	703,292	20,908,871
Oil, Gas & Consumable Fuels 14.1%
BP PLC, ADR	2,416,416	96,825,789
Chevron Corp.	1,145,636	136,319,228
Enbridge, Inc.	289,012	10,898,643
ENI SpA	1,262,754	20,756,323
Exxon Mobil Corp.	221,973	18,488,131
Occidental Petroleum Corp.	1,147,040	80,866,320
Royal Dutch Shell PLC, Class A	2,696,010	85,956,452
Total SA	1,083,464	61,133,131
Valero Energy Corp.	239,389	20,496,486
Total		531,740,503
Total Energy		552,649,374
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 9.4%
Banks 5.3%
Bank of America Corp.	1,817,593	51,201,595
Citigroup, Inc.	355,011	26,803,330
Enbridge Energy Management LLC(a)	1	16
JPMorgan Chase & Co.	692,105	72,338,815
SunTrust Banks, Inc.	186,053	11,466,446
Wells Fargo & Co.	669,016	37,779,334
Total		199,589,536
Capital Markets 1.6%
BlackRock, Inc.	39,374	19,733,855
Morgan Stanley	821,623	42,403,963
Total		62,137,818
Insurance 2.5%
Arthur J Gallagher & Co.	239,570	15,770,893
Prudential Financial, Inc.	668,925	77,488,272
Total		93,259,165
Total Financials		354,986,519
Health Care 7.7%
Biotechnology 1.5%
AbbVie, Inc.	583,872	56,588,874
Pharmaceuticals 6.2%
Johnson & Johnson	425,413	59,272,793
Merck & Co., Inc.	1,013,081	55,992,987
Pfizer, Inc.	3,239,584	117,467,316
Total		232,733,096
Total Health Care		289,321,970
Industrials 4.7%
Aerospace & Defense 1.0%
BAE Systems PLC	2,379,420	17,762,965
Lockheed Martin Corp.	57,978	18,501,940
Total		36,264,905
Airlines 1.0%
American Airlines Group, Inc.	419,870	21,199,236
Delta Air Lines, Inc.	297,281	15,732,111
Total		36,931,347

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.7%
Siemens AG, Registered Shares	206,175	28,024,644
Machinery 0.5%
Ingersoll-Rand PLC	221,480	19,406,077
Road & Rail 1.5%
Union Pacific Corp.	443,196	56,064,294
Total Industrials		176,691,267
Information Technology 15.1%
Communications Equipment 5.5%
Cisco Systems, Inc.	4,727,610	176,339,853
Nokia OYJ	6,142,960	30,825,937
Total		207,165,790
IT Services 1.0%
International Business Machines Corp.	246,787	37,997,795
Semiconductors & Semiconductor Equipment 5.8%
Intel Corp.	3,753,642	168,313,307
QUALCOMM, Inc.	734,300	48,713,462
Total		217,026,769
Software 2.8%
Microsoft Corp.	1,268,287	106,751,717
Total Information Technology		568,942,071
Materials 6.8%
Chemicals 4.5%
Agrium, Inc.	176,755	19,432,445
DowDuPont, Inc.	1,529,803	110,084,624
Eastman Chemical Co.	180,339	16,657,913
LyondellBasell Industries NV, Class A	215,399	22,552,275
Total		168,727,257
Containers & Packaging 2.3%
Graphic Packaging Holding Co.	974,336	14,917,084
International Paper Co.	586,008	33,173,913
WestRock Co.	635,814	39,681,152
Total		87,772,149
Total Materials		256,499,406
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 9.0%
Diversified Telecommunication Services 7.7%
AT&T, Inc.	4,715,324	171,543,487
BCE, Inc.	778,517	37,220,898
CenturyLink, Inc.	1,112,777	16,235,417
Orange SA	1,625,256	28,010,982
Verizon Communications, Inc.	725,776	36,934,741
Total		289,945,525
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	3,645,849	11,059,442
Vodafone Group PLC, ADR	1,309,574	40,308,688
Total		51,368,130
Total Telecommunication Services		341,313,655
Utilities 10.2%
Electric Utilities 7.6%
American Electric Power Co., Inc.	625,531	48,559,972
Duke Energy Corp.	711,780	63,476,540
Entergy Corp.	390,293	33,752,539
Exelon Corp.	935,424	39,016,535
PPL Corp.	1,181,018	43,307,930
Xcel Energy, Inc.	1,185,772	61,197,693
Total		289,311,209
Multi-Utilities 2.6%
Ameren Corp.	640,251	40,950,454
DTE Energy Co.	249,548	28,840,262
Veolia Environnement SA	1,112,525	28,145,495
Total		97,936,211
Total Utilities		387,247,420
Total Common Stocks (Cost $2,966,264,145)		3,689,859,471

Convertible Preferred Stocks 1.0%
Issuer	Coupon Rate	Shares	Value ($)
Health Care 0.5%
Health Care Equipment & Supplies 0.5%
Becton Dickinson and Co.	6.125%	297,302	18,040,285
Total Health Care			18,040,285

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Utilities 0.5%
Electric Utilities 0.5%
NextEra Energy, Inc.	6.123%	343,587	19,378,307
Total Utilities			19,378,307
Total Convertible Preferred Stocks (Cost $36,205,680)			37,418,592

Equity-Linked Notes 0.4%

Credit Suisse AG(b)
(linked to common stock of Graphic Packaging Holding Co.)
01/16/2018	10.100%	1,168,935	17,533,211
Total Equity-Linked Notes (Cost $16,575,498)			17,533,211
Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(c),(d)	17,709,035	17,709,035
Total Money Market Funds (Cost $17,709,035)		17,709,035
Total Investments (Cost: $3,036,754,358)		3,762,520,309
Other Assets & Liabilities, Net		13,689,385
Net Assets		3,776,209,694

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2017, the value of these securities amounted to $17,533,211, which represents 0.46% of net assets.
(c)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	33,594,214	719,446,490	(735,331,669)	17,709,035	(922)	(86)	250,001	17,709,035
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	282,124,115	—	—	—	282,124,115
Consumer Staples	369,461,310	110,622,364	—	—	480,083,674
Energy	384,803,468	167,845,906	—	—	552,649,374
Financials	354,986,503	16	—	—	354,986,519
Health Care	289,321,970	—	—	—	289,321,970
Industrials	130,903,658	45,787,609	—	—	176,691,267
Information Technology	538,116,134	30,825,937	—	—	568,942,071
Materials	256,499,406	—	—	—	256,499,406
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	302,243,231	39,070,424	—	—	341,313,655
Utilities	359,101,925	28,145,495	—	—	387,247,420
Total Common Stocks	3,267,561,720	422,297,751	—	—	3,689,859,471
Convertible Preferred Stocks
Health Care	18,040,285	—	—	—	18,040,285
Utilities	19,378,307	—	—	—	19,378,307
Total Convertible Preferred Stocks	37,418,592	—	—	—	37,418,592
Equity-Linked Notes	—	17,533,211	—	—	17,533,211
Money Market Funds	—	—	—	17,709,035	17,709,035
Total Investments	3,304,980,312	439,830,962	—	17,709,035	3,762,520,309
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	9

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$3,019,045,323
Investments in affiliated issuers, at cost	17,709,035
Investments in unaffiliated issuers, at value	3,744,811,274
Investments in affiliated issuers, at value	17,709,035
Cash	51
Receivable for:
Capital shares sold	1,614,172
Dividends	18,326,616
Interest	65,105
Foreign tax reclaims	1,714,725
Prepaid expenses	10,981
Other assets	31,049
Total assets	3,784,283,008
Liabilities
Payable for:
Capital shares purchased	7,176,469
Management services fees	62,531
Distribution and/or service fees	23,408
Transfer agent fees	432,675
Plan administration fees	886
Compensation of board members	233,736
Compensation of chief compliance officer	452
Other expenses	143,157
Total liabilities	8,073,314
Net assets applicable to outstanding capital stock	$3,776,209,694
Represented by
Paid in capital	2,755,659,058
Undistributed net investment income	35,004,170
Accumulated net realized gain	259,632,943
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	725,765,951
Foreign currency translations	147,572
Total - representing net assets applicable to outstanding capital stock	$3,776,209,694
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$1,868,211,559
Shares outstanding	179,828,451
Net asset value per share	$10.39
Maximum offering price per share(a)	$11.02
Advisor Class(b)
Net assets	$114,481,282
Shares outstanding	10,839,574
Net asset value per share	$10.56
Class C
Net assets	$366,736,301
Shares outstanding	36,050,377
Net asset value per share	$10.17
Institutional Class(c)
Net assets	$978,398,239
Shares outstanding	93,771,705
Net asset value per share	$10.43
Institutional 2 Class(d)
Net assets	$233,717,496
Shares outstanding	22,361,964
Net asset value per share	$10.45
Institutional 3 Class(e)
Net assets	$163,557,778
Shares outstanding	15,450,658
Net asset value per share	$10.59
Class K
Net assets	$4,321,986
Shares outstanding	413,911
Net asset value per share	$10.44
Class R
Net assets	$46,731,538
Shares outstanding	4,501,909
Net asset value per share	$10.38
Class T
Net assets	$53,515
Shares outstanding	5,142
Net asset value per share	$10.41
Maximum offering price per share(f)	$10.68

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	11

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$91,985,232
Dividends — affiliated issuers	250,001
Interest	6,291,874
Foreign taxes withheld	(1,164,772)
Total income	97,362,335
Expenses:
Management services fees	11,739,000
Distribution and/or service fees
Class A	2,361,352
Class B(a)	6,366
Class C	1,872,219
Class R	113,352
Class T	69
Transfer agent fees
Class A	1,029,345
Advisor Class(b)	56,215
Class B(a)	725
Class C	201,518
Institutional Class(c)	573,402
Institutional 2 Class(d)	69,230
Institutional 3 Class(e)	9,481
Class K	1,197
Class R	24,376
Class T	30
Plan administration fees
Class K	5,023
Compensation of board members	49,845
Custodian fees	45,674
Printing and postage fees	136,586
Registration fees	92,549
Audit fees	21,139
Legal fees	23,001
Line of credit interest expense	1,103
Compensation of chief compliance officer	452
Other	89,018
Total expenses	18,522,267
Fees waived by transfer agent
Institutional 2 Class(d)	(3,188)
Institutional 3 Class(e)	(3,796)
Class K	(58)
Expense reduction	(40)
Total net expenses	18,515,185
Net investment income	78,847,150
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	76,850,692
Investments — affiliated issuers	(922)
Foreign currency translations	(67,267)
Net realized gain	76,782,503
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	85,062,762
Investments — affiliated issuers	(86)
Foreign currency translations	131,850
Net change in unrealized appreciation (depreciation)	85,194,526
Net realized and unrealized gain	161,977,029
Net increase in net assets resulting from operations	$240,824,179

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Statement of Operations  (continued)
Six Months Ended November 30, 2017 (Unaudited)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$78,847,150	$147,333,884
Net realized gain	76,782,503	277,735,880
Net change in unrealized appreciation (depreciation)	85,194,526	52,176,399
Net increase in net assets resulting from operations	240,824,179	477,246,163
Distributions to shareholders
Net investment income
Class A	(32,859,642)	(102,131,930)
Advisor Class(a)	(1,867,069)	(4,349,995)
Class B(b)	(31,752)	(274,051)
Class C	(5,229,616)	(13,234,880)
Class I(c)	—	(2,280,015)
Institutional Class(d)	(19,804,995)	(31,349,097)
Institutional 2 Class(e)	(4,367,119)	(10,169,829)
Institutional 3 Class(f)	(3,171,189)	(2,991,465)
Class K	(69,246)	(154,942)
Class R	(723,635)	(1,536,839)
Class T	(941)	(2,761)
Total distributions to shareholders	(68,125,204)	(168,475,804)
Decrease in net assets from capital stock activity	(435,119,058)	(639,350,376)
Total decrease in net assets	(262,420,083)	(330,580,017)
Net assets at beginning of period	4,038,629,777	4,369,209,794
Net assets at end of period	$3,776,209,694	$4,038,629,777
Undistributed net investment income	$35,004,170	$24,282,224

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	4,851,923	48,328,865	26,797,438	254,665,339
Distributions reinvested	3,267,344	32,457,192	10,544,360	100,287,335
Redemptions	(24,129,930)	(240,326,573)	(145,325,267)	(1,412,609,515)
Net decrease	(16,010,663)	(159,540,516)	(107,983,469)	(1,057,656,841)
Advisor Class(c)
Subscriptions	2,070,034	21,051,240	3,090,666	30,054,417
Distributions reinvested	172,210	1,738,520	398,064	3,849,126
Redemptions	(1,439,807)	(14,593,411)	(4,763,408)	(46,399,473)
Net increase (decrease)	802,437	8,196,349	(1,274,678)	(12,495,930)
Class B(a)
Subscriptions	22	221	23,060	215,250
Distributions reinvested	3,197	31,330	28,753	270,749
Redemptions (b)	(512,996)	(5,004,070)	(704,172)	(6,687,837)
Net decrease	(509,777)	(4,972,519)	(652,359)	(6,201,838)
Class C
Subscriptions	1,107,190	10,799,726	4,978,767	46,509,626
Distributions reinvested	506,684	4,934,513	1,301,259	12,154,939
Redemptions	(5,946,249)	(58,047,039)	(11,340,692)	(106,476,703)
Net decrease	(4,332,375)	(42,312,800)	(5,060,666)	(47,812,138)
Class I(d)
Distributions reinvested	—	—	238,424	2,279,906
Redemptions	—	—	(9,558,766)	(91,952,539)
Net decrease	—	—	(9,320,342)	(89,672,633)
Institutional Class(e)
Subscriptions	7,308,803	73,063,427	81,663,020	803,012,833
Distributions reinvested	1,867,689	18,615,918	2,958,917	28,428,663
Redemptions	(30,803,529)	(307,709,331)	(34,265,001)	(330,933,696)
Net increase (decrease)	(21,627,037)	(216,029,986)	50,356,936	500,507,800
Institutional 2 Class(f)
Subscriptions	2,116,409	21,213,396	8,882,119	85,267,440
Distributions reinvested	398,680	3,980,087	964,825	9,238,876
Redemptions	(4,091,086)	(40,824,514)	(11,494,700)	(110,607,534)
Net decrease	(1,575,997)	(15,631,031)	(1,647,756)	(16,101,218)
Institutional 3 Class(d),(g)
Subscriptions	2,662,318	26,994,481	11,339,901	112,370,650
Distributions reinvested	313,441	3,171,189	308,609	2,991,465
Redemptions	(3,349,821)	(34,447,033)	(2,825,455)	(27,825,518)
Net increase (decrease)	(374,062)	(4,281,363)	8,823,055	87,536,597
Class K
Subscriptions	45,304	454,553	41,599	399,034
Distributions reinvested	6,935	69,246	16,202	154,942
Redemptions	(23,146)	(232,365)	(184,624)	(1,759,996)
Net increase (decrease)	29,093	291,434	(126,823)	(1,206,020)
Class R
Subscriptions	279,233	2,779,996	1,765,744	16,768,632
Distributions reinvested	68,100	675,866	148,816	1,417,615
Redemptions	(431,512)	(4,284,988)	(1,510,154)	(14,413,478)
Net increase (decrease)	(84,179)	(829,126)	404,406	3,772,769
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Distributions reinvested	90	898	280	2,668
Redemptions	(1,049)	(10,398)	(2,431)	(23,592)
Net decrease	(959)	(9,500)	(2,151)	(20,924)
Total net decrease	(43,683,519)	(435,119,058)	(66,483,847)	(639,350,376)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Semiannual Report 2017

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Columbia Dividend Opportunity Fund | Semiannual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$9.92	0.20	0.44	—	0.64	(0.17)	—
5/31/2017	$9.23	0.32	0.74	0.00 (g)	1.06	(0.37)	—
5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)
5/31/2015	$10.67	0.31	0.23	—	0.54	(0.29)	(1.34)
5/31/2014	$9.83	0.28	1.34	—	1.62	(0.28)	(0.50)
5/31/2013	$8.14	0.30	1.69	—	1.99	(0.30)	—
Advisor Class(i)
11/30/2017 (c)	$10.08	0.21	0.45	—	0.66	(0.18)	—
5/31/2017	$9.38	0.35	0.74	0.00 (g)	1.09	(0.39)	—
5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)
5/31/2015	$10.81	0.35	0.23	—	0.58	(0.32)	(1.34)
5/31/2014	$9.95	0.33	1.33	—	1.66	(0.30)	(0.50)
5/31/2013 (j)	$8.62	0.20	1.31	—	1.51	(0.18)	—
Class C
11/30/2017 (c)	$9.72	0.16	0.42	—	0.58	(0.13)	—
5/31/2017	$9.05	0.25	0.72	0.00 (g)	0.97	(0.30)	—
5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)
5/31/2015	$10.50	0.23	0.22	—	0.45	(0.21)	(1.34)
5/31/2014	$9.68	0.20	1.32	—	1.52	(0.20)	(0.50)
5/31/2013	$8.02	0.23	1.68	—	1.91	(0.25)	—
Institutional Class(k)
11/30/2017 (c)	$9.96	0.22	0.43	—	0.65	(0.18)	—
5/31/2017	$9.27	0.36	0.72	0.00 (g)	1.08	(0.39)	—
5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)
5/31/2015	$10.71	0.34	0.23	—	0.57	(0.32)	(1.34)
5/31/2014	$9.86	0.30	1.35	—	1.65	(0.30)	(0.50)
5/31/2013	$8.16	0.32	1.71	—	2.03	(0.33)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	$10.39	6.56%	0.99% (d),(e)	0.99% (d),(e),(f)	4.02% (d)	23%	$1,868,212
(0.37)	$9.92	11.71% (h)	0.99% (e)	0.99% (e),(f)	3.40%	65%	$1,942,546
(0.51)	$9.23	2.08%	1.01% (e)	1.01% (e),(f)	3.53%	85%	$2,805,177
(1.63)	$9.58	5.82%	1.00%	1.00% (f)	3.08%	78%	$3,754,040
(0.78)	$10.67	17.30%	1.01%	1.01% (f)	2.75%	73%	$4,011,117
(0.30)	$9.83	25.05%	1.05%	1.05% (f)	3.32%	62%	$3,705,617

(0.18)	$10.56	6.68%	0.74% (d),(e)	0.74% (d),(e),(f)	4.23% (d)	23%	$114,481
(0.39)	$10.08	11.90% (h)	0.74% (e)	0.74% (e),(f)	3.66%	65%	$101,179
(0.53)	$9.38	2.31%	0.76% (e)	0.76% (e),(f)	3.78%	85%	$106,063
(1.66)	$9.73	6.11%	0.75%	0.75% (f)	3.39%	78%	$116,211
(0.80)	$10.81	17.57%	0.77%	0.77% (f)	3.23%	73%	$79,510
(0.18)	$9.95	17.71%	0.83% (d)	0.83% (d)	3.64% (d)	62%	$12,222

(0.13)	$10.17	6.09%	1.74% (d),(e)	1.74% (d),(e),(f)	3.27% (d)	23%	$366,736
(0.30)	$9.72	10.88% (h)	1.74% (e)	1.74% (e),(f)	2.67%	65%	$392,361
(0.44)	$9.05	1.33%	1.76% (e)	1.76% (e),(f)	2.79%	85%	$411,269
(1.55)	$9.40	5.00%	1.75%	1.75% (f)	2.35%	78%	$468,629
(0.70)	$10.50	16.46%	1.76%	1.76% (f)	2.06%	73%	$445,402
(0.25)	$9.68	24.25%	1.80%	1.80% (f)	2.56%	62%	$313,275

(0.18)	$10.43	6.66%	0.74% (d),(e)	0.74% (d),(e),(f)	4.30% (d)	23%	$978,398
(0.39)	$9.96	11.93% (h)	0.75% (e)	0.75% (e),(f)	3.72%	65%	$1,149,455
(0.53)	$9.27	2.34%	0.76% (e)	0.76% (e),(f)	3.76%	85%	$602,822
(1.66)	$9.62	6.07%	0.75%	0.75% (f)	3.33%	78%	$927,865
(0.80)	$10.71	17.65%	0.76%	0.76% (f)	3.00%	73%	$1,022,666
(0.33)	$9.86	25.42%	0.80%	0.80% (f)	3.58%	62%	$1,069,240
Columbia Dividend Opportunity Fund | Semiannual Report 2017	19

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 2 Class(l)
11/30/2017 (c)	$9.98	0.22	0.44	—	0.66	(0.19)	—
5/31/2017	$9.29	0.36	0.73	0.00 (g)	1.09	(0.40)	—
5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)
5/31/2015	$10.72	0.35	0.24	—	0.59	(0.33)	(1.34)
5/31/2014	$9.88	0.32	1.34	—	1.66	(0.32)	(0.50)
5/31/2013	$8.17	0.33	1.72	—	2.05	(0.34)	—
Institutional 3 Class(m)
11/30/2017 (c)	$10.10	0.22	0.46	—	0.68	(0.19)	—
5/31/2017	$9.40	0.37	0.74	0.00 (g)	1.11	(0.41)	—
5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)
5/31/2015	$10.83	0.36	0.22	—	0.58	(0.33)	(1.34)
5/31/2014	$9.96	0.34	1.35	—	1.69	(0.32)	(0.50)
5/31/2013 (n)	$8.63	0.22	1.29	—	1.51	(0.18)	—
Class K
11/30/2017 (c)	$9.97	0.20	0.44	—	0.64	(0.17)	—
5/31/2017	$9.28	0.34	0.73	0.00 (g)	1.07	(0.38)	—
5/31/2016	$9.63	0.33	(0.16)	—	0.17	(0.33)	(0.19)
5/31/2015	$10.71	0.33	0.23	—	0.56	(0.30)	(1.34)
5/31/2014	$9.87	0.29	1.34	—	1.63	(0.29)	(0.50)
5/31/2013	$8.17	0.31	1.71	—	2.02	(0.32)	—
Class R
11/30/2017 (c)	$9.91	0.19	0.44	—	0.63	(0.16)	—
5/31/2017	$9.23	0.30	0.73	0.00 (g)	1.03	(0.35)	—
5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)
5/31/2015	$10.66	0.29	0.23	—	0.52	(0.26)	(1.34)
5/31/2014	$9.83	0.26	1.32	—	1.58	(0.25)	(0.50)
5/31/2013	$8.14	0.28	1.70	—	1.98	(0.29)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.19)	$10.45	6.68%	0.69% (d),(e)	0.68% (d),(e)	4.34% (d)	23%	$233,717
(0.40)	$9.98	11.99% (h)	0.68% (e)	0.68% (e)	3.75%	65%	$238,847
(0.54)	$9.29	2.44%	0.67% (e)	0.67% (e)	3.89%	85%	$237,565
(1.67)	$9.64	6.29%	0.65%	0.65%	3.41%	78%	$256,079
(0.82)	$10.72	17.65%	0.65%	0.65%	3.19%	73%	$310,352
(0.34)	$9.88	25.68%	0.66%	0.66%	3.52%	62%	$191,577

(0.19)	$10.59	6.82%	0.64% (d),(e)	0.64% (d),(e)	4.30% (d)	23%	$163,558
(0.41)	$10.10	12.01% (h)	0.63% (e)	0.63% (e)	3.82%	65%	$159,887
(0.55)	$9.40	2.56%	0.62% (e)	0.62% (e)	3.97%	85%	$65,791
(1.67)	$9.74	6.17%	0.60%	0.60%	3.54%	78%	$60,275
(0.82)	$10.83	17.84%	0.61%	0.61%	3.29%	73%	$38,342
(0.18)	$9.96	17.73%	0.71% (d)	0.71% (d)	4.13% (d)	62%	$4,064

(0.17)	$10.44	6.56%	0.94% (d),(e)	0.94% (d),(e)	4.03% (d)	23%	$4,322
(0.38)	$9.97	11.73% (h)	0.92% (e)	0.92% (e)	3.52%	65%	$3,836
(0.52)	$9.28	2.17%	0.92% (e)	0.92% (e)	3.66%	85%	$4,746
(1.64)	$9.63	6.01%	0.90%	0.90%	3.21%	78%	$4,694
(0.79)	$10.71	17.37%	0.91%	0.91%	2.88%	73%	$4,352
(0.32)	$9.87	25.25%	0.90%	0.90%	3.47%	62%	$3,972

(0.16)	$10.38	6.43%	1.24% (d),(e)	1.24% (d),(e),(f)	3.75% (d)	23%	$46,732
(0.35)	$9.91	11.32% (h)	1.24% (e)	1.24% (e),(f)	3.17%	65%	$45,454
(0.49)	$9.23	1.83%	1.26% (e)	1.26% (e),(f)	3.31%	85%	$38,578
(1.60)	$9.58	5.65%	1.25%	1.25% (f)	2.87%	78%	$36,480
(0.75)	$10.66	16.89%	1.26%	1.26% (f)	2.61%	73%	$31,544
(0.29)	$9.83	24.84%	1.30%	1.30% (f)	3.05%	62%	$17,375
Columbia Dividend Opportunity Fund | Semiannual Report 2017	21

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T
11/30/2017 (c)	$9.94	0.20	0.44	—	0.64	(0.17)	—
5/31/2017	$9.25	0.33	0.73	0.00 (g)	1.06	(0.37)	—
5/31/2016	$9.60	0.32	(0.16)	—	0.16	(0.32)	(0.19)
5/31/2015	$10.69	0.31	0.23	—	0.54	(0.29)	(1.34)
5/31/2014	$9.85	0.24	1.38	—	1.62	(0.28)	(0.50)
5/31/2013	$8.15	0.30	1.71	—	2.01	(0.31)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to zero.
(h)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
(i)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(j)	Advisor Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(k)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(l)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(m)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(n)	Institutional 3 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	$10.41	6.55%	0.98% (d),(e)	0.98% (d),(e),(f)	4.06% (d)	23%	$54
(0.37)	$9.94	11.69% (h)	0.99% (e)	0.99% (e),(f)	3.41%	65%	$61
(0.51)	$9.25	2.08%	1.01% (e)	1.01% (e),(f)	3.51%	85%	$76
(1.63)	$9.60	5.82%	1.00%	1.00% (f)	2.99%	78%	$113
(0.78)	$10.69	17.28%	1.01%	1.01% (f)	2.32%	73%	$201
(0.31)	$9.85	25.19%	1.05%	1.05% (f)	3.27%	62%	$128,328
Columbia Dividend Opportunity Fund | Semiannual Report 2017	23

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
24	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
26	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.60% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
28	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.02 (a),(b)
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.11
Class T	0.11

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,089,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	481,216
Class C	9,946
Columbia Dividend Opportunity Fund | Semiannual Report 2017	29

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.16%	1.16%
Advisor Class	0.91	0.91
Class C	1.91	1.91
Institutional Class	0.91	0.91
Institutional 2 Class	0.84	0.86
Institutional 3 Class	0.79	0.81
Class K	1.09	1.11
Class R	1.41	1.41
Class T	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class K and Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,036,754,000	793,690,000	(67,924,000)	725,766,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $879,038,613 and $1,292,576,688, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the six months ended November 30, 2017, the average daily loan balance outstanding on days when borrowing existed was $5,700,000 at a weighted average interest rate of 2.32%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at November 30, 2017.
Note 8. Significant risks
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 54.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Dividend Opportunity Fund | Semiannual Report 2017	31

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	33

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
34	Columbia Dividend Opportunity Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Dividend Opportunity Fund | Semiannual Report 2017	35

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
36	Columbia Dividend Opportunity Fund | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Opportunity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR140_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia High Yield Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia High Yield Bond Fund   |  Semiannual Report 2017

Columbia High Yield Bond Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Jennifer Ponce de Leon
Co-manager
Managed Fund since 2010
Brian Lavin, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	2.04	7.70	5.32	7.15
	Including sales charges		-2.85	2.72	4.27	6.63
Advisor Class		12/11/06	2.17	7.95	5.58	7.25
Class C	Excluding sales charges	06/26/00	1.66	6.92	4.58	6.38
	Including sales charges		0.66	5.92	4.58	6.38
Institutional Class*		09/27/10	1.83	7.98	5.51	7.30
Institutional 2 Class		12/11/06	2.20	8.06	5.62	7.48
Institutional 3 Class*		11/08/12	2.23	8.12	5.74	7.36
Class K		03/20/95	2.07	7.78	5.43	7.27
Class R		12/11/06	1.91	7.43	5.05	6.84
Class T	Excluding sales charges	12/01/06	2.04	7.73	5.28	7.11
	Including sales charges		-0.66	5.16	4.78	6.84
ICE BofAML U.S. Cash Pay High Yield Constrained Index			2.26	9.27	6.05	7.88
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia High Yield Bond Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2017)
Corporate Bonds & Notes	93.9
Foreign Government Obligations	0.5
Limited Partnerships	0.0 (a)
Money Market Funds	3.6
Senior Loans	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2017)
BBB rating	1.5
BB rating	42.7
B rating	44.2
CCC rating	11.4
CC rating	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia High Yield Bond Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.40	1,019.90	5.22	5.22	1.03
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,021.70	1,021.16	3.95	3.95	0.78
Class C	1,000.00	1,000.00	1,016.60	1,016.14	9.00	9.00	1.78
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,018.30	1,021.16	3.95	3.95	0.78
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,022.00	1,021.51	3.60	3.60	0.71
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,022.30	1,021.76	3.35	3.35	0.66
Class K	1,000.00	1,000.00	1,020.70	1,020.26	4.86	4.86	0.96
Class R	1,000.00	1,000.00	1,019.10	1,018.65	6.48	6.48	1.28
Class T	1,000.00	1,000.00	1,020.40	1,019.90	5.22	5.22	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia High Yield Bond Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes 93.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.7%
Bombardier, Inc.(a)
12/01/2021	8.750%	4,392,000	4,857,152
01/15/2023	6.125%	2,200,000	2,162,935
12/01/2024	7.500%	3,380,000	3,408,622
TransDigm, Inc.
05/15/2025	6.500%	6,569,000	6,715,725
06/15/2026	6.375%	16,458,000	16,707,997
Total			33,852,431
Automotive 0.6%
Delphi Technologies PLC(a)
10/01/2025	5.000%	4,352,000	4,414,416
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	5,052,000	5,162,755
09/15/2026	4.750%	2,599,000	2,632,156
Total			12,209,327
Banking 0.6%
Ally Financial, Inc.
02/13/2022	4.125%	950,000	980,517
05/19/2022	4.625%	10,106,000	10,614,888
09/30/2024	5.125%	651,000	710,028
Total			12,305,433
Brokerage/Asset Managers/Exchanges 0.3%
NFP Corp.(a)
07/15/2025	6.875%	4,248,000	4,343,223
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	1,399,000	1,468,038
Total			5,811,261
Building Materials 1.6%
American Builders & Contractors Supply Co., Inc.(a)
04/15/2021	5.625%	2,685,000	2,742,531
12/15/2023	5.750%	5,745,000	6,069,908
Beacon Escrow Corp.(a)
11/01/2025	4.875%	5,080,000	5,181,600
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	3,751,000	4,003,787
Core & Main LP(a)
08/15/2025	6.125%	2,180,000	2,218,231
Gibraltar Industries, Inc.
02/01/2021	6.250%	1,557,000	1,589,003
HD Supply, Inc.(a)
04/15/2024	5.750%	2,829,000	2,999,442
James Hardie International Finance DAC(a),(b)
01/15/2025	4.750%	1,602,000	1,625,843
01/15/2028	5.000%	2,253,000	2,284,249
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Concrete, Inc.
06/01/2024	6.375%	2,929,000	3,144,762
Total			31,859,356
Cable and Satellite 9.3%
Altice US Finance I Corp.(a)
07/15/2023	5.375%	3,297,000	3,365,967
05/15/2026	5.500%	8,861,000	8,999,019
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	5,483,000	5,746,124
05/01/2025	5.375%	8,876,000	9,147,064
02/15/2026	5.750%	3,324,000	3,446,403
05/01/2026	5.500%	3,194,000	3,271,649
05/01/2027	5.125%	3,350,000	3,323,096
05/01/2027	5.875%	1,954,000	2,028,248
Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/2020	6.375%	3,196,000	3,241,079
12/15/2021	5.125%	3,721,000	3,734,161
12/15/2021	5.125%	2,020,000	2,026,232
07/15/2025	7.750%	765,000	821,767
CSC Holdings LLC(a)
01/15/2023	10.125%	2,507,000	2,828,202
10/15/2025	6.625%	8,693,000	9,358,484
10/15/2025	10.875%	13,379,000	15,837,980
04/15/2027	5.500%	1,856,000	1,881,524
DISH DBS Corp.
11/15/2024	5.875%	6,100,000	6,146,805
07/01/2026	7.750%	18,729,000	20,223,424
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	2,221,000	2,131,101
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	4,890,000	5,142,402
07/15/2026	5.375%	3,128,000	3,285,097
08/01/2027	5.000%	5,815,000	5,884,722
Unitymedia GmbH(a)
01/15/2025	6.125%	5,625,000	5,942,717
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	8,729,000	9,020,322
Videotron Ltd.(a)
04/15/2027	5.125%	4,995,000	5,209,620
Virgin Media Finance PLC(a)
10/15/2024	6.000%	1,618,000	1,681,296
01/15/2025	5.750%	10,643,000	10,926,146
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	6,495,000	6,689,343
08/15/2026	5.500%	4,077,000	4,253,828
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	4,224,000	4,146,832

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	10,835,000	10,914,789
Total			180,655,443
Chemicals 3.2%
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,565,729
Atotech USA, Inc.(a)
02/01/2025	6.250%	5,681,000	5,831,706
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	3,649,000	3,819,912
Chemours Co. (The)
05/15/2023	6.625%	5,213,000	5,517,345
05/15/2025	7.000%	5,481,000	6,000,073
INEOS Group Holdings SA(a)
08/01/2024	5.625%	5,748,000	5,994,951
Koppers, Inc.(a)
02/15/2025	6.000%	3,756,000	4,027,532
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	2,322,000	2,403,890
12/01/2025	5.875%	4,186,000	4,218,948
PQ Corp.(a)
11/15/2022	6.750%	7,780,000	8,363,158
PQ Corp.(a),(b)
12/15/2025	5.750%	1,420,000	1,449,980
PQ Corp./Eco Finance Corp.(a)
11/01/2022	8.500%	4,348,000	4,530,412
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,265,397
Tronox Finance PLC(a)
10/01/2025	5.750%	1,020,000	1,059,350
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	942,000	997,288
Total			62,045,671
Construction Machinery 1.9%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	1,867,000	1,880,672
08/15/2027	4.375%	3,991,000	4,054,888
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	1,910,000	2,001,006
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,171,030
United Rentals North America, Inc.
10/15/2025	4.625%	1,502,000	1,530,796
09/15/2026	5.875%	7,949,000	8,562,408
05/15/2027	5.500%	5,399,000	5,755,766
01/15/2028	4.875%	6,852,000	6,955,959
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/2028	4.875%	2,454,000	2,482,061
Total			36,394,586
Consumer Cyclical Services 1.8%
APX Group, Inc.
12/01/2020	8.750%	6,927,000	7,069,807
12/01/2022	7.875%	5,167,000	5,527,135
09/01/2023	7.625%	2,732,000	2,879,981
IHS Markit Ltd.(a)
11/01/2022	5.000%	5,579,000	5,957,597
02/15/2025	4.750%	4,113,000	4,352,418
IHS Markit, Ltd.(a),(b)
03/01/2026	4.000%	2,003,000	2,017,952
Interval Acquisition Corp.
04/15/2023	5.625%	6,798,000	7,099,464
Total			34,904,354
Consumer Products 1.7%
American Greetings Corp.(a)
02/15/2025	7.875%	671,000	730,200
Prestige Brands, Inc.(a)
03/01/2024	6.375%	4,694,000	4,899,743
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,237,000	6,631,415
12/15/2026	5.250%	1,599,000	1,687,618
Spectrum Brands, Inc.
07/15/2025	5.750%	6,458,000	6,788,579
Springs Industries, Inc.
06/01/2021	6.250%	6,532,000	6,693,484
Valvoline, Inc.(a)
07/15/2024	5.500%	686,000	730,215
08/15/2025	4.375%	4,212,000	4,254,141
Total			32,415,395
Diversified Manufacturing 1.1%
Entegris, Inc.(a)
02/10/2026	4.625%	1,468,000	1,498,527
Gates Global LLC/Co.(a)
07/15/2022	6.000%	9,862,000	10,102,948
RBS Global, Inc./Rexnord LLC(a),(b)
12/15/2025	4.875%	1,916,000	1,916,000
SPX FLOW, Inc.(a)
08/15/2024	5.625%	1,294,000	1,372,318
08/15/2026	5.875%	1,983,000	2,102,297
TriMas Corp.(a)
10/15/2025	4.875%	674,000	681,267
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,376,314

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Bond Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	2,565,000	2,887,023
Total			21,936,694
Electric 3.5%
AES Corp.
05/15/2026	6.000%	4,759,000	5,161,878
09/01/2027	5.125%	1,885,000	1,943,465
Calpine Corp.
02/01/2024	5.500%	3,320,000	3,205,397
01/15/2025	5.750%	2,091,000	2,020,182
Dynegy, Inc.
11/01/2024	7.625%	4,350,000	4,726,292
Dynegy, Inc.(a)
01/30/2026	8.125%	3,188,000	3,518,682
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	4,908,000	4,919,254
NRG Energy, Inc.
05/01/2024	6.250%	1,084,000	1,148,452
05/15/2026	7.250%	1,005,000	1,102,166
01/15/2027	6.625%	5,409,000	5,831,373
NRG Energy, Inc.(a),(b)
01/15/2028	5.750%	2,623,000	2,623,000
NRG Yield Operating LLC
08/15/2024	5.375%	11,163,000	11,605,881
09/15/2026	5.000%	2,836,000	2,904,101
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	8,828,000	9,353,646
TerraForm Power Operating LLC(a),(b)
01/31/2028	5.000%	7,685,000	7,714,295
Total			67,778,064
Finance Companies 2.2%
Aircastle Ltd.
02/15/2022	5.500%	6,107,000	6,570,808
04/01/2023	5.000%	767,000	811,618
iStar, Inc.
04/01/2022	6.000%	5,934,000	6,182,368
09/15/2022	5.250%	1,415,000	1,433,800
Navient Corp.
03/25/2020	8.000%	681,000	742,455
07/26/2021	6.625%	3,372,000	3,575,790
01/25/2022	7.250%	2,868,000	3,096,224
06/15/2022	6.500%	3,348,000	3,512,621
01/25/2023	5.500%	2,877,000	2,884,270
10/25/2024	5.875%	3,168,000	3,184,787
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	3,958,000	4,152,223
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans, Inc.(a)
05/01/2025	5.750%	7,107,000	7,469,955
Total			43,616,919
Food and Beverage 3.3%
B&G Foods, Inc.
04/01/2025	5.250%	9,591,000	9,804,994
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	8,242,000	8,971,293
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	5,613,000	5,601,235
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,130,396
11/01/2026	4.875%	5,921,000	6,223,764
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	2,863,000	3,041,271
Post Holdings, Inc.(a)
03/01/2025	5.500%	2,369,000	2,456,345
08/15/2026	5.000%	5,309,000	5,269,889
03/01/2027	5.750%	17,390,000	17,766,024
Post Holdings, Inc.(a),(b)
01/15/2028	5.625%	1,908,000	1,927,044
Total			63,192,255
Gaming 5.9%
Boyd Gaming Corp.
05/15/2023	6.875%	5,088,000	5,426,795
04/01/2026	6.375%	1,773,000	1,931,455
CRC Escrow Issuer LLC/Finco, Inc.(a)
10/15/2025	5.250%	2,678,000	2,681,506
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,035,000	5,307,338
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	9,145,000	9,862,791
International Game Technology PLC(a)
02/15/2022	6.250%	5,709,000	6,226,715
02/15/2025	6.500%	7,349,000	8,280,669
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	6,309,000	6,673,067
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,275,783
09/01/2026	4.500%	2,156,000	2,174,684
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
01/15/2028	4.500%	4,716,000	4,697,438
MGM Resorts International
12/15/2021	6.625%	6,129,000	6,816,294
03/15/2023	6.000%	4,095,000	4,514,737
09/01/2026	4.625%	4,763,000	4,850,525

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	5,209,000	5,397,498
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	1,976,000	1,988,982
Scientific Games International, Inc.(a)
01/01/2022	7.000%	12,489,000	13,178,355
10/15/2025	5.000%	2,682,000	2,709,158
Scientific Games International, Inc.
12/01/2022	10.000%	9,540,000	10,504,952
Seminole Tribe of Florida, Inc.(a)
10/01/2020	7.804%	1,340,000	1,353,400
Tunica-Biloxi Gaming Authority(a),(c)
11/15/2016	0.000%	8,862,000	3,101,700
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	1,850,000	1,913,285
05/15/2027	5.250%	3,109,000	3,159,997
Total			115,027,124
Health Care 6.7%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	1,334,000	1,335,185
02/15/2023	5.625%	1,718,000	1,730,536
03/01/2024	6.500%	4,887,000	5,044,523
Amsurg Corp.
07/15/2022	5.625%	1,507,000	1,535,353
Avantor, Inc.(a)
10/01/2024	6.000%	4,323,000	4,321,357
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	5,829,000	5,895,212
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	6,703,000	4,042,660
03/31/2023	6.250%	10,538,000	9,830,447
DaVita, Inc.
07/15/2024	5.125%	4,723,000	4,803,626
Envision Healthcare Corp.(a)
12/01/2024	6.250%	2,152,000	2,263,644
HCA, Inc.
02/15/2022	7.500%	7,598,000	8,569,328
02/01/2025	5.375%	4,538,000	4,709,110
04/15/2025	5.250%	6,176,000	6,580,627
06/15/2026	5.250%	6,707,000	7,118,280
02/15/2027	4.500%	5,819,000	5,908,217
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	5,039,000	5,129,934
Hologic, Inc.(a)
10/15/2025	4.375%	1,073,000	1,096,223
MEDNAX, Inc.(a)
12/01/2023	5.250%	1,598,000	1,632,996
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	9,307,000	9,979,133
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	3,246,000	3,382,004
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	4,158,000	4,309,305
10/15/2026	5.000%	668,000	699,934
SP Finco LLC(a)
07/01/2025	6.750%	1,915,000	1,742,554
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	4,921,000	5,171,066
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	4,025,000	3,638,350
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,202,588
Tenet Healthcare Corp.
06/15/2023	6.750%	1,881,000	1,761,045
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	6,373,000	6,277,857
05/01/2025	5.125%	4,007,000	3,871,403
08/01/2025	7.000%	5,680,000	5,170,385
Total			130,752,882
Healthcare Insurance 1.2%
Centene Corp.
05/15/2022	4.750%	2,365,000	2,460,759
02/15/2024	6.125%	2,588,000	2,769,874
01/15/2025	4.750%	7,106,000	7,288,198
Molina Healthcare, Inc.
11/15/2022	5.375%	1,123,000	1,174,947
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	2,076,000	2,073,185
WellCare Health Plans, Inc.
04/01/2025	5.250%	6,941,000	7,334,922
Total			23,101,885
Home Construction 1.3%
CalAtlantic Group, Inc.
11/15/2024	5.875%	5,630,000	6,257,615
06/01/2026	5.250%	870,000	917,902
06/15/2027	5.000%	1,578,000	1,633,183
Lennar Corp.(a)
11/29/2027	4.750%	3,246,000	3,321,216
Meritage Homes Corp.
04/01/2022	7.000%	3,328,000	3,784,066
06/01/2025	6.000%	1,948,000	2,093,553
06/06/2027	5.125%	2,051,000	2,079,304

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,428,453
03/01/2024	5.625%	2,745,000	2,861,846
Total			25,377,138
Independent Energy 7.0%
Callon Petroleum Co.
10/01/2024	6.125%	4,092,000	4,206,637
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	6,912,000	7,069,234
Centennial Resource Production LLC(a)
01/15/2026	5.375%	2,003,000	2,033,464
Continental Resources, Inc.
04/15/2023	4.500%	2,564,000	2,615,388
06/01/2024	3.800%	4,246,000	4,168,523
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	6,420,000	6,435,671
Diamondback Energy, Inc.
11/01/2024	4.750%	1,501,000	1,520,737
05/31/2025	5.375%	8,048,000	8,321,753
Endeavor Energy Resources LP/Finance, Inc.(a),(b)
01/30/2026	5.500%	882,000	891,678
01/30/2028	5.750%	3,171,000	3,205,513
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	3,322,000	3,537,930
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	2,372,000	2,501,910
Halcon Resources Corp.(a)
02/15/2025	6.750%	3,598,000	3,653,103
Laredo Petroleum, Inc.
01/15/2022	5.625%	1,916,000	1,939,005
03/15/2023	6.250%	11,925,000	12,327,779
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	3,073,000	3,244,959
01/15/2025	5.375%	4,950,000	4,996,273
08/15/2025	5.250%	6,493,000	6,512,667
10/15/2027	5.625%	4,131,000	4,227,025
PDC Energy, Inc.
09/15/2024	6.125%	6,621,000	6,917,085
QEP Resources, Inc.
03/01/2026	5.625%	1,663,000	1,687,603
Range Resources Corp.
03/15/2023	5.000%	3,270,000	3,245,943
RSP Permian, Inc.
01/15/2025	5.250%	9,507,000	9,690,209
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,509,896
09/15/2026	6.750%	9,899,000	10,027,786
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc.
01/15/2022	6.000%	16,631,000	17,081,101
09/15/2024	5.250%	2,680,000	2,635,793
Total			136,204,665
Leisure 0.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	6,144,000	6,469,694
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	3,002,000	3,091,706
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	2,684,000	2,852,485
Total			12,413,885
Lodging 0.0%
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/2024	6.125%	429,000	467,312
Media and Entertainment 2.7%
Match Group, Inc.
06/01/2024	6.375%	5,138,000	5,552,179
Match Group, Inc.(a),(b)
12/15/2027	5.000%	2,447,000	2,468,913
Netflix, Inc.
02/15/2025	5.875%	3,575,000	3,826,484
11/15/2026	4.375%	13,190,000	12,973,077
Netflix, Inc.(a)
04/15/2028	4.875%	8,514,000	8,429,081
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	6,219,000	6,458,556
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	7,398,000	7,827,247
Univision Communications, Inc.(a)
02/15/2025	5.125%	3,979,000	3,871,185
Total			51,406,722
Metals and Mining 4.8%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,114,000	2,326,497
09/30/2026	7.000%	1,675,000	1,894,539
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	4,341,000	4,616,910
Constellium NV(a)
05/15/2024	5.750%	9,646,000	9,870,829
03/01/2025	6.625%	3,870,000	4,110,497
02/15/2026	5.875%	2,164,000	2,236,851

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	9

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
03/15/2023	3.875%	3,807,000	3,762,923
11/14/2024	4.550%	12,308,000	12,271,445
03/15/2043	5.450%	6,200,000	5,871,512
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	3,139,000	3,376,666
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	1,319,000	1,408,834
01/15/2025	7.625%	5,151,000	5,679,714
Novelis Corp.(a)
08/15/2024	6.250%	3,844,000	4,043,427
09/30/2026	5.875%	9,483,000	9,838,072
Steel Dynamics, Inc.(a)
09/15/2025	4.125%	1,613,000	1,617,460
Teck Resources Ltd.
07/15/2041	6.250%	17,198,000	19,608,867
Total			92,535,043
Midstream 5.8%
Andeavor Logistics LP/Tesoro Finance Corp.
05/01/2024	6.375%	2,648,000	2,882,984
01/15/2025	5.250%	11,073,000	11,678,339
Cheniere Corpus Christi Holdings LLC(a)
06/30/2027	5.125%	4,656,000	4,798,823
Delek Logistics Partners LP(a)
05/15/2025	6.750%	4,005,000	4,048,286
Energy Transfer Equity LP
03/15/2023	4.250%	3,911,000	3,936,253
06/01/2027	5.500%	18,799,000	19,578,068
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	4,921,000	5,131,575
NGPL PipeCo LLC(a)
08/15/2022	4.375%	1,817,000	1,863,997
08/15/2027	4.875%	4,947,000	5,141,130
NuStar Logistics LP
04/28/2027	5.625%	6,691,000	6,774,637
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	1,809,000	1,881,360
01/15/2028	5.500%	3,375,000	3,467,813
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	3,192,000	3,143,842
02/01/2027	5.375%	8,635,000	8,855,564
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	10,577,000	10,503,098
Williams Companies, Inc. (The)
01/15/2023	3.700%	5,164,000	5,160,225
06/24/2024	4.550%	13,588,000	14,079,097
Total			112,925,091
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
SESI LLC(a)
09/15/2024	7.750%	1,063,000	1,102,940
Weatherford International Ltd.
06/15/2021	7.750%	3,681,000	3,733,178
06/15/2023	8.250%	2,172,000	2,173,286
Total			7,009,404
Other Industry 0.3%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	4,905,000	5,079,275
Other REIT 0.4%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	1,854,000	1,928,429
03/15/2024	5.000%	707,000	735,498
03/15/2027	5.375%	4,004,000	4,210,770
03/15/2027	5.375%	990,000	1,038,392
Total			7,913,089
Packaging 3.4%
ARD Finance SA PIK
09/15/2023	7.125%	2,992,000	3,179,221
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/2024	7.250%	8,624,000	9,449,834
02/15/2025	6.000%	10,823,000	11,491,699
Berry Global, Inc.
07/15/2023	5.125%	7,100,000	7,437,172
Multi-Color Corp.(a)
11/01/2025	4.875%	4,922,000	4,960,579
Novolex (a)
01/15/2025	6.875%	1,763,000	1,823,534
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	2,702,000	2,938,847
01/15/2025	5.375%	455,000	483,438
08/15/2025	6.375%	5,801,000	6,540,627
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	6,835,000	6,951,920
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	9,060,000	9,715,355
Total			64,972,226
Pharmaceuticals 2.2%
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	802,000	813,550
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	7,606,000	7,826,977

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International, Inc.(a)
10/15/2020	6.375%	4,525,000	4,532,403
07/15/2021	7.500%	1,449,000	1,430,185
05/15/2023	5.875%	11,003,000	9,630,783
03/15/2024	7.000%	7,099,000	7,613,585
04/15/2025	6.125%	8,068,000	6,916,116
11/01/2025	5.500%	3,338,000	3,380,426
Total			42,144,025
Property & Casualty 1.0%
Alliant Holdings Intermediate LP(a)
08/01/2023	8.250%	757,000	798,187
Hub Holdings LLC/Finance, Inc. PIK(a)
07/15/2019	8.125%	1,245,000	1,247,227
HUB International Ltd.(a)
10/01/2021	7.875%	16,548,000	17,233,005
Total			19,278,419
Restaurants 1.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	5,657,000	5,670,667
10/15/2025	5.000%	11,248,000	11,526,894
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	3,008,000	3,077,055
Total			20,274,616
Retailers 1.0%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	4,449,000	4,658,864
Dollar Tree, Inc.
03/01/2023	5.750%	5,434,000	5,706,542
L Brands, Inc.
11/01/2035	6.875%	4,040,000	4,080,404
Lithia Motors, Inc.(a)
08/01/2025	5.250%	938,000	984,778
Penske Automotive Group, Inc.
12/01/2024	5.375%	2,719,000	2,765,770
05/15/2026	5.500%	1,788,000	1,818,174
Total			20,014,532
Technology 6.4%
Ascend Learning LLC(a)
08/01/2025	6.875%	1,642,000	1,707,401
Camelot Finance SA(a)
10/15/2024	7.875%	3,428,000	3,675,834
CDK Global, Inc.(a)
06/01/2027	4.875%	2,246,000	2,305,247
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Equinix, Inc.
01/15/2026	5.875%	6,872,000	7,457,694
05/15/2027	5.375%	14,190,000	15,339,007
First Data Corp.(a)
08/15/2023	5.375%	10,503,000	10,911,913
12/01/2023	7.000%	7,994,000	8,472,817
01/15/2024	5.000%	4,758,000	4,929,364
01/15/2024	5.750%	5,180,000	5,380,911
Gartner, Inc.(a)
04/01/2025	5.125%	7,077,000	7,397,524
Informatica LLC(a)
07/15/2023	7.125%	3,138,000	3,200,889
Microsemi Corp.(a)
04/15/2023	9.125%	2,018,000	2,284,731
MSCI, Inc.(a)
08/15/2025	5.750%	4,888,000	5,268,805
PTC, Inc.
05/15/2024	6.000%	5,809,000	6,234,207
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	5,540,000	5,624,768
Sensata Technologies BV(a)
11/01/2024	5.625%	728,000	803,436
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	4,676,000	5,265,101
Symantec Corp.(a)
04/15/2025	5.000%	7,819,000	8,196,970
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	3,034,000	3,042,929
06/01/2025	6.750%	2,471,000	2,481,606
VeriSign, Inc.
05/01/2023	4.625%	3,743,000	3,855,211
04/01/2025	5.250%	4,834,000	5,272,715
07/15/2027	4.750%	4,454,000	4,595,241
Total			123,704,321
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	6,975,000	6,852,247
Hertz Corp. (The)(a)
06/01/2022	7.625%	5,572,000	5,752,839
Total			12,605,086
Wireless 5.3%
SBA Communications Corp.
09/01/2024	4.875%	19,976,000	20,672,843
SFR Group SA(a)
05/15/2022	6.000%	8,271,000	8,335,762
05/01/2026	7.375%	18,030,000	18,165,315

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	11

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
05/01/2019	6.900%	4,550,000	4,781,140
Sprint Corp.
09/15/2023	7.875%	836,000	900,723
06/15/2024	7.125%	3,102,000	3,228,385
02/15/2025	7.625%	18,273,000	19,427,890
T-Mobile USA, Inc.
03/01/2025	6.375%	5,074,000	5,443,423
01/15/2026	6.500%	14,772,000	16,162,946
Wind Tre SpA(a)
01/20/2026	5.000%	5,672,000	5,427,576
Total			102,546,003
Wirelines 2.4%
CenturyLink, Inc.
03/15/2022	5.800%	1,569,000	1,505,117
04/01/2024	7.500%	10,137,000	9,868,876
04/01/2025	5.625%	2,598,000	2,310,383
Frontier Communications Corp.
04/15/2024	7.625%	2,948,000	2,067,627
01/15/2025	6.875%	9,741,000	6,705,929
09/15/2025	11.000%	4,569,000	3,515,745
Level 3 Financing, Inc.
08/15/2022	5.375%	872,000	883,155
01/15/2024	5.375%	1,109,000	1,110,773
Telecom Italia Capital SA
09/30/2034	6.000%	2,683,000	2,989,345
Telecom Italia SpA(a)
05/30/2024	5.303%	4,859,000	5,188,814
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	8,977,000	9,516,419
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	428,000	440,186
Total			46,102,369
Total Corporate Bonds & Notes (Cost $1,764,061,054)			1,810,832,301

Foreign Government Obligations(d) 0.5%

Canada 0.4%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	4,179,000	4,245,463
06/01/2027	5.250%	3,066,000	3,099,882
Total			7,345,345
Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 0.1%
DAE Funding LLC(a)
08/01/2024	5.000%	2,470,000	2,473,895
Total Foreign Government Obligations (Cost $9,715,000)			9,819,240

Limited Partnerships —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Varde Fund V LP(e),(f),(g)	25,000,000	2,083
Total Financials		2,083
Total Limited Partnerships (Cost $—)		2,083

Senior Loans 2.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.4%
Serta Simmons Bedding LLC(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.244%	7,549,250	6,850,944
Independent Energy 0.3%
Chesapeake Energy Corp.(h),(i)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.954%	5,035,262	5,356,260
Media and Entertainment 0.0%
UFC Holdings LLC(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 08/18/2024	8.828%	440,000	446,235
Technology 1.3%
Applied Systems, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 09/19/2024	4.574%	1,806,000	1,823,554
Ascend Learning LLC(h),(i)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.600%	784,000	787,920

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
DigiCert, Inc.(h),(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 10/31/2024	0.000%	4,137,000	4,187,430
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 10/31/2025	9.380%	2,134,000	2,144,670
Genesys Telecommunications Laboratories, Inc.(h),(i)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.083%	1,759,171	1,768,336
Hyland Software, Inc.(h),(i)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.600%	1,005,060	1,013,854
Information Resources, Inc.(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.617%	7,439,000	7,466,896
Kronos, Inc.(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 11/01/2024	9.627%	2,694,000	2,774,254
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Misys Ltd.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.979%	2,549,794	2,546,429
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 06/13/2025	8.729%	956,977	956,499
Total			25,469,842
Total Senior Loans (Cost $38,104,478)			38,123,281

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(k),(l)	69,453,570	69,453,570
Total Money Market Funds (Cost $69,453,570)		69,453,570
Total Investments (Cost: $1,881,334,102)		1,928,230,475
Other Assets & Liabilities, Net		11,401,927
Net Assets		1,939,632,402

At November 30, 2017, securities and/or cash totaling $513,450 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(755)	03/2018	USD	(94,044,416)	183,044	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2017, the value of these securities amounted to $986,038,465, which represents 50.84% of net assets.
(b)	Represents a security purchased on a when-issued basis.
(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2017, the value of these securities amounted to $3,101,700, which represents 0.16% of net assets.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2017, the value of these securities amounted to $2,083, which represents less than 0.01% of net assets.
(f)	Non-income producing investment.
(g)	Valuation based on significant unobservable inputs.
(h)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of November 30, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	13

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments  (continued)
(i)	Variable rate security.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	86,522,757	233,412,856	(250,482,043)	69,453,570	(1,338)	—	483,351	69,453,570
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,810,832,301	—	—	1,810,832,301
Foreign Government Obligations	—	9,819,240	—	—	9,819,240
Limited Partnerships
Financials	—	—	2,083	—	2,083
Senior Loans	—	38,123,281	—	—	38,123,281
Money Market Funds	—	—	—	69,453,570	69,453,570
Total Investments	—	1,858,774,822	2,083	69,453,570	1,928,230,475
Derivatives
Asset
Futures Contracts	183,044	—	—	—	183,044
Total	183,044	1,858,774,822	2,083	69,453,570	1,928,413,519
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	15

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$1,811,880,532
Investments in affiliated issuers, at cost	69,453,570
Investments in unaffiliated issuers, at value	1,858,776,905
Investments in affiliated issuers, at value	69,453,570
Cash	31,438
Margin deposits on:
Futures contracts	513,450
Receivable for:
Investments sold	25,529,498
Investments sold on a delayed delivery basis	2,103,860
Capital shares sold	8,610,491
Dividends	66,287
Interest	27,688,551
Foreign tax reclaims	82,987
Variation margin for futures contracts	206,297
Prepaid expenses	6,393
Trustees’ deferred compensation plan	61,546
Other assets	42,016
Total assets	1,993,173,289
Liabilities
Payable for:
Investments purchased	4,824,364
Investments purchased on a delayed delivery basis	36,245,806
Capital shares purchased	3,586,478
Distributions to shareholders	8,378,733
Variation margin for futures contracts	439
Management services fees	33,171
Distribution and/or service fees	8,509
Transfer agent fees	176,653
Plan administration fees	4,715
Compensation of board members	138,577
Compensation of chief compliance officer	220
Other expenses	81,676
Trustees’ deferred compensation plan	61,546
Total liabilities	53,540,887
Net assets applicable to outstanding capital stock	$1,939,632,402
Represented by
Paid in capital	1,964,438,476
Excess of distributions over net investment income	(2,216,642)
Accumulated net realized loss	(69,668,849)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	46,896,373
Futures contracts	183,044
Total - representing net assets applicable to outstanding capital stock	$1,939,632,402
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$880,395,402
Shares outstanding	296,606,214
Net asset value per share	$2.97
Maximum offering price per share(a)	$3.12
Advisor Class(b)
Net assets	$74,274,001
Shares outstanding	24,869,909
Net asset value per share	$2.99
Class C
Net assets	$78,563,979
Shares outstanding	26,641,938
Net asset value per share	$2.95
Institutional Class(c)
Net assets	$286,066,687
Shares outstanding	96,485,402
Net asset value per share	$2.96
Institutional 2 Class(d)
Net assets	$167,787,118
Shares outstanding	56,718,865
Net asset value per share	$2.96
Institutional 3 Class(e)
Net assets	$405,236,241
Shares outstanding	136,831,982
Net asset value per share	$2.96
Class K
Net assets	$21,936,349
Shares outstanding	7,389,521
Net asset value per share	$2.97
Class R
Net assets	$25,159,172
Shares outstanding	8,450,985
Net asset value per share	$2.98
Class T
Net assets	$213,453
Shares outstanding	72,588
Net asset value per share	$2.94
Maximum offering price per share(f)	$3.02

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	17

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$483,351
Interest	55,674,728
Total income	56,158,079
Expenses:
Management services fees	6,268,041
Distribution and/or service fees
Class A	1,139,603
Class B(a)	2,588
Class C	409,992
Class R	64,164
Class T	297
Transfer agent fees
Class A	585,471
Advisor Class(b)	46,268
Class B(a)	350
Class C	52,669
Institutional Class(c)	216,876
Institutional 2 Class(d)	48,875
Institutional 3 Class(e)	18,264
Class K	7,401
Class R	16,483
Class T	153
Plan administration fees
Class K	30,142
Compensation of board members	29,682
Custodian fees	15,912
Printing and postage fees	77,363
Registration fees	86,581
Audit fees	19,074
Legal fees	13,720
Compensation of chief compliance officer	220
Other	22,368
Total expenses	9,172,557
Expense reduction	(2,502)
Total net expenses	9,170,055
Net investment income	46,988,024
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,043,265
Investments — affiliated issuers	(1,338)
Futures contracts	345,171
Net realized gain	13,387,098
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(20,525,533)
Futures contracts	457,658
Net change in unrealized appreciation (depreciation)	(20,067,875)
Net realized and unrealized loss	(6,680,777)
Net increase in net assets resulting from operations	$40,307,247

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Semiannual Report 2017

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$46,988,024	$100,635,482
Net realized gain	13,387,098	34,531,795
Net change in unrealized appreciation (depreciation)	(20,067,875)	57,169,706
Net increase in net assets resulting from operations	40,307,247	192,336,983
Distributions to shareholders
Net investment income
Class A	(21,474,000)	(54,873,696)
Advisor Class(a)	(1,792,146)	(2,788,614)
Class B(b)	(9,689)	(147,629)
Class C	(1,623,555)	(3,549,415)
Class I(c)	—	(13,447,421)
Institutional Class(d)	(8,319,846)	(14,593,159)
Institutional 2 Class(e)	(4,025,711)	(4,439,460)
Institutional 3 Class(f)	(9,954,969)	(4,803,726)
Class K	(573,700)	(1,744,361)
Class R	(572,328)	(1,119,034)
Class T	(5,598)	(16,748)
Total distributions to shareholders	(48,351,542)	(101,523,263)
Decrease in net assets from capital stock activity	(87,299,801)	(149,588,148)
Total decrease in net assets	(95,344,096)	(58,774,428)
Net assets at beginning of period	2,034,976,498	2,093,750,926
Net assets at end of period	$1,939,632,402	$2,034,976,498
Excess of distributions over net investment income	$(2,216,642)	$(853,124)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	10,320,263	30,821,695	71,938,698	209,451,551
Distributions reinvested	6,911,725	20,652,894	17,396,257	50,888,921
Redemptions	(32,349,230)	(96,539,472)	(191,918,582)	(558,081,856)
Net decrease	(15,117,242)	(45,064,883)	(102,583,627)	(297,741,384)
Advisor Class(c)
Subscriptions	3,782,326	11,361,144	19,996,179	58,604,489
Distributions reinvested	595,978	1,791,706	945,654	2,788,216
Redemptions	(2,495,932)	(7,474,980)	(8,424,322)	(24,817,099)
Net increase	1,882,372	5,677,870	12,517,511	36,575,606
Class B(a)
Subscriptions	83	259	43,536	126,925
Distributions reinvested	2,104	6,271	48,286	140,995
Redemptions (b)	(754,006)	(2,254,390)	(911,640)	(2,664,635)
Net decrease	(751,819)	(2,247,860)	(819,818)	(2,396,715)
Class C
Subscriptions	1,159,941	3,438,120	5,622,749	16,283,139
Distributions reinvested	527,161	1,564,641	1,118,568	3,253,395
Redemptions	(3,520,236)	(10,439,240)	(7,480,825)	(21,741,939)
Net decrease	(1,833,134)	(5,436,479)	(739,508)	(2,205,405)
Class I(d)
Subscriptions	—	—	554,830	1,633,279
Distributions reinvested	—	—	4,301,994	12,515,142
Redemptions	—	—	(116,677,227)	(339,348,932)
Net decrease	—	—	(111,820,403)	(325,200,511)
Institutional Class(e)
Subscriptions	17,891,970	53,354,483	122,759,431	358,205,990
Distributions reinvested	2,373,843	7,077,761	3,356,626	9,834,354
Redemptions	(56,621,376)	(168,455,616)	(73,229,553)	(214,038,200)
Net increase (decrease)	(36,355,563)	(108,023,372)	52,886,504	154,002,144
Institutional 2 Class(f)
Subscriptions	10,891,870	32,391,279	46,087,700	134,594,646
Distributions reinvested	1,329,894	3,960,426	1,489,755	4,344,267
Redemptions	(3,730,861)	(11,098,529)	(60,612,192)	(172,167,299)
Net increase (decrease)	8,490,903	25,253,176	(13,034,737)	(33,228,386)
Institutional 3 Class(d),(g)
Subscriptions	25,545,834	75,778,412	114,690,992	333,811,440
Distributions reinvested	3,066,332	9,136,841	1,617,373	4,765,385
Redemptions	(10,469,729)	(31,251,628)	(4,438,236)	(12,974,518)
Net increase	18,142,437	53,663,625	111,870,129	325,602,307
Class K
Subscriptions	363,600	1,087,407	1,535,498	4,476,184
Distributions reinvested	191,912	573,482	595,961	1,744,131
Redemptions	(4,039,762)	(12,068,505)	(4,628,501)	(13,526,920)
Net decrease	(3,484,250)	(10,407,616)	(2,497,042)	(7,306,605)
Class R
Subscriptions	1,172,284	3,509,410	3,347,542	9,783,830
Distributions reinvested	150,593	451,245	298,917	877,220
Redemptions	(1,544,669)	(4,628,205)	(2,791,534)	(8,178,800)
Net increase (decrease)	(221,792)	(667,550)	854,925	2,482,250
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	885	2,517
Distributions reinvested	1,813	5,364	5,624	16,280
Redemptions	(17,629)	(52,076)	(65,748)	(190,246)
Net decrease	(15,816)	(46,712)	(59,239)	(171,449)
Total net decrease	(29,263,904)	(87,299,801)	(53,425,305)	(149,588,148)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
11/30/2017 (c)	$2.98	0.07	(0.01)	0.06	(0.07)
5/31/2017	$2.84	0.14	0.14	0.28	(0.14)
5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)
5/31/2015	$3.04	0.14	(0.05)	0.09	(0.14)
5/31/2014	$3.01	0.16	0.03	0.19	(0.16)
5/31/2013	$2.78	0.17	0.23	0.40	(0.17)
Advisor Class(f)
11/30/2017 (c)	$3.00	0.07	(0.01)	0.06	(0.07)
5/31/2017	$2.86	0.15	0.14	0.29	(0.15)
5/31/2016	$3.01	0.15	(0.15)	0.00 (g)	(0.15)
5/31/2015	$3.06	0.15	(0.05)	0.10	(0.15)
5/31/2014	$3.03	0.17	0.03	0.20	(0.17)
5/31/2013	$2.80	0.17	0.23	0.40	(0.17)
Class C
11/30/2017 (c)	$2.96	0.06	(0.01)	0.05	(0.06)
5/31/2017	$2.83	0.12	0.13	0.25	(0.12)
5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)
5/31/2015	$3.02	0.12	(0.05)	0.07	(0.12)
5/31/2014	$2.99	0.14	0.03	0.17	(0.14)
5/31/2013	$2.76	0.15	0.22	0.37	(0.14)
Institutional Class(h)
11/30/2017 (c)	$2.98	0.07	(0.02)	0.05	(0.07)
5/31/2017	$2.84	0.15	0.14	0.29	(0.15)
5/31/2016	$2.99	0.15	(0.15)	0.00 (g)	(0.15)
5/31/2015	$3.04	0.15	(0.05)	0.10	(0.15)
5/31/2014	$3.01	0.17	0.03	0.20	(0.17)
5/31/2013	$2.78	0.17	0.23	0.40	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.07)	$2.97	2.04%	1.03% (d)	1.03% (d),(e)	4.58% (d)	23%	$880,395
(0.14)	$2.98	10.08%	1.03%	1.03% (e)	4.77%	60%	$929,057
(0.14)	$2.84	(0.21%)	1.06%	1.06% (e)	4.88%	51%	$1,178,208
(0.14)	$2.99	3.12%	1.08%	1.07% (e)	4.76%	64%	$1,256,835
(0.16)	$3.04	6.55%	1.07%	1.07% (e)	5.36%	63%	$1,357,909
(0.17)	$3.01	14.55%	1.08%	1.07% (e)	5.72%	81%	$1,457,415

(0.07)	$2.99	2.17%	0.78% (d)	0.78% (d),(e)	4.83% (d)	23%	$74,274
(0.15)	$3.00	10.32%	0.79%	0.79% (e)	5.04%	60%	$68,934
(0.15)	$2.86	0.07%	0.81%	0.81% (e)	5.11%	51%	$29,969
(0.15)	$3.01	3.38%	0.83%	0.82% (e)	5.01%	64%	$14,992
(0.17)	$3.06	6.81%	0.82%	0.82% (e)	5.60%	63%	$10,379
(0.17)	$3.03	14.59%	0.97%	0.97% (e)	5.82%	81%	$10,468

(0.06)	$2.95	1.66%	1.78% (d)	1.78% (d),(e)	3.83% (d)	23%	$78,564
(0.12)	$2.96	8.91%	1.78%	1.78% (e)	4.02%	60%	$84,315
(0.12)	$2.83	(0.64%)	1.82%	1.82% (e)	4.12%	51%	$82,543
(0.12)	$2.97	2.38%	1.83%	1.78% (e)	4.06%	64%	$87,006
(0.14)	$3.02	5.92%	1.82%	1.67% (e)	4.76%	63%	$97,714
(0.14)	$2.99	13.78%	1.83%	1.80% (e)	4.98%	81%	$97,487

(0.07)	$2.96	1.83%	0.78% (d)	0.78% (d),(e)	4.81% (d)	23%	$286,067
(0.15)	$2.98	10.36%	0.79%	0.79% (e)	5.04%	60%	$395,530
(0.15)	$2.84	0.04%	0.81%	0.81% (e)	5.12%	51%	$227,058
(0.15)	$2.99	3.37%	0.83%	0.82% (e)	5.01%	64%	$208,466
(0.17)	$3.04	6.81%	0.82%	0.82% (e)	5.58%	63%	$161,293
(0.17)	$3.01	14.84%	0.82%	0.82% (e)	5.86%	81%	$153,684
Columbia High Yield Bond Fund | Semiannual Report 2017	23

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Institutional 2 Class(i)
11/30/2017 (c)	$2.97	0.07	(0.01)	0.06	(0.07)
5/31/2017	$2.84	0.15	0.13	0.28	(0.15)
5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)
5/31/2015	$3.04	0.15	(0.06)	0.09	(0.15)
5/31/2014	$3.01	0.17	0.03	0.20	(0.17)
5/31/2013	$2.78	0.18	0.23	0.41	(0.18)
Institutional 3 Class(j)
11/30/2017 (c)	$2.97	0.07	(0.00) (g)	0.07	(0.08)
5/31/2017	$2.84	0.15	0.13	0.28	(0.15)
5/31/2016	$2.99	0.15	(0.15)	0.00 (g)	(0.15)
5/31/2015	$3.03	0.15	(0.04)	0.11	(0.15)
5/31/2014	$3.00	0.17	0.03	0.20	(0.17)
5/31/2013 (k)	$2.92	0.10	0.08	0.18	(0.10)
Class K
11/30/2017 (c)	$2.98	0.07	(0.01)	0.06	(0.07)
5/31/2017	$2.85	0.14	0.13	0.27	(0.14)
5/31/2016	$3.00	0.14	(0.15)	(0.01)	(0.14)
5/31/2015	$3.04	0.15	(0.04)	0.11	(0.15)
5/31/2014	$3.01	0.16	0.03	0.19	(0.16)
5/31/2013	$2.79	0.17	0.22	0.39	(0.17)
Class R
11/30/2017 (c)	$2.99	0.06	(0.00) (g)	0.06	(0.07)
5/31/2017	$2.85	0.13	0.14	0.27	(0.13)
5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)
5/31/2015	$3.05	0.13	(0.05)	0.08	(0.13)
5/31/2014	$3.02	0.15	0.03	0.18	(0.15)
5/31/2013	$2.79	0.16	0.23	0.39	(0.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.07)	$2.96	2.20%	0.71% (d)	0.71% (d)	4.90% (d)	23%	$167,787
(0.15)	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
(0.15)	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
(0.15)	$2.98	3.15%	0.71%	0.71%	5.12%	64%	$33,231
(0.17)	$3.04	6.93%	0.71%	0.71%	5.71%	63%	$15,564
(0.18)	$3.01	14.96%	0.71%	0.71%	6.06%	81%	$15,124

(0.08)	$2.96	2.23%	0.66% (d)	0.66% (d)	4.95% (d)	23%	$405,236
(0.15)	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
(0.15)	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
(0.15)	$2.99	3.89%	0.65%	0.65%	5.18%	64%	$10,668
(0.17)	$3.03	6.98%	0.66%	0.66%	5.71%	63%	$6,091
(0.10)	$3.00	6.16%	0.58% (d)	0.58% (d)	6.06% (d)	81%	$3

(0.07)	$2.97	2.07%	0.96% (d)	0.96% (d)	4.63% (d)	23%	$21,936
(0.14)	$2.98	9.79%	0.95%	0.95%	4.86%	60%	$32,423
(0.14)	$2.85	(0.09%)	0.96%	0.96%	4.98%	51%	$38,047
(0.15)	$3.00	3.58%	0.95%	0.95%	4.88%	64%	$57,594
(0.16)	$3.04	6.67%	0.96%	0.96%	5.48%	63%	$54,345
(0.17)	$3.01	14.26%	0.96%	0.96%	5.84%	81%	$62,347

(0.07)	$2.98	1.91%	1.28% (d)	1.28% (d),(e)	4.32% (d)	23%	$25,159
(0.13)	$2.99	9.79%	1.28%	1.28% (e)	4.52%	60%	$25,925
(0.13)	$2.85	(0.44%)	1.32%	1.32% (e)	4.63%	51%	$22,299
(0.13)	$3.00	2.87%	1.33%	1.32% (e)	4.51%	64%	$19,516
(0.15)	$3.05	6.28%	1.32%	1.32% (e)	5.10%	63%	$18,782
(0.16)	$3.02	14.24%	1.33%	1.32% (e)	5.45%	81%	$13,967
Columbia High Yield Bond Fund | Semiannual Report 2017	25

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class T
11/30/2017 (c)	$2.95	0.07	(0.01)	0.06	(0.07)
5/31/2017	$2.82	0.14	0.13	0.27	(0.14)
5/31/2016	$2.97	0.14	(0.15)	(0.01)	(0.14)
5/31/2015	$3.02	0.14	(0.05)	0.09	(0.14)
5/31/2014	$2.99	0.16	0.03	0.19	(0.16)
5/31/2013	$2.76	0.17	0.23	0.40	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Rounds to zero.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.07)	$2.94	2.04%	1.03% (d)	1.03% (d),(e)	4.58% (d)	23%	$213
(0.14)	$2.95	9.75%	1.03%	1.03% (e)	4.77%	60%	$261
(0.14)	$2.82	(0.10%)	1.08%	1.07% (e)	4.98%	51%	$416
(0.14)	$2.97	3.11%	1.08%	1.07% (e)	4.79%	64%	$43,487
(0.16)	$3.02	6.54%	1.07%	1.07% (e)	5.32%	63%	$75,524
(0.17)	$2.99	14.61%	1.08%	1.07% (e)	5.72%	81%	$50,998
Columbia High Yield Bond Fund | Semiannual Report 2017	27

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
28	Columbia High Yield Bond Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use
Columbia High Yield Bond Fund | Semiannual Report 2017	29

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
30	Columbia High Yield Bond Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	183,044*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	345,171

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	457,658
Columbia High Yield Bond Fund | Semiannual Report 2017	31

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	79,359,502

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are
32	Columbia High Yield Bond Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia High Yield Bond Fund | Semiannual Report 2017	33

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
34	Columbia High Yield Bond Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.02 (a),(b)
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.13
Class T	0.13

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $36,856. The liability remaining at November 30, 2017 for non-recurring charges associated with the lease amounted to $13,108 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $2,502.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s
Columbia High Yield Bond Fund | Semiannual Report 2017	35

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,763,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	228,616
Class C	3,730
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.07%	1.07%
Advisor Class	0.82	0.82
Class C	1.82	1.82
Institutional Class	0.82	0.82
Institutional 2 Class	0.75	0.77
Institutional 3 Class	0.69	0.72
Class K	1.00	1.02
Class R	1.32	1.32
Class T	1.07	1.07
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
36	Columbia High Yield Bond Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,881,334,000	68,228,000	(21,148,000)	47,080,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	55,132,247	—	21,532,924	5,897,265	82,562,436
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $439,106,136 and $512,878,497, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia High Yield Bond Fund | Semiannual Report 2017	37

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At November 30, 2017, one unaffiliated shareholder of record owned 10.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 56.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
38	Columbia High Yield Bond Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Bond Fund | Semiannual Report 2017	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
40	Columbia High Yield Bond Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia High Yield Bond Fund | Semiannual Report 2017	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia High Yield Bond Fund | Semiannual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia High Yield Bond Fund | Semiannual Report 2017	43

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Columbia High Yield Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR160_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Diversified Equity Income Fund
(to be renamed COLUMBIA LARGE CAP VALUE FUND, effective February 28, 2018)
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Diversified Equity Income Fund   |  Semiannual Report 2017

Columbia Diversified Equity Income Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mulllin, CFA
Portfolio manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	9.65	17.74	13.76	5.95
	Including sales charges		3.34	10.98	12.43	5.32
Advisor Class		12/11/06	9.87	18.12	14.04	6.03
Class C	Excluding sales charges	06/26/00	9.20	16.86	12.90	5.15
	Including sales charges		8.20	15.86	12.90	5.15
Institutional Class*		09/27/10	9.87	18.14	14.06	6.15
Institutional 2 Class		12/11/06	9.82	18.19	14.15	6.35
Institutional 3 Class*		11/08/12	9.88	18.21	14.22	6.17
Class K		03/20/95	9.68	17.90	13.87	6.10
Class R		12/11/06	9.58	17.58	13.49	5.66
Class T	Excluding sales charges	12/01/06	9.69	17.78	13.74	5.96
	Including sales charges		6.93	14.84	13.16	5.68
Russell 1000 Value Index			8.79	14.83	14.17	6.84
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
JPMorgan Chase & Co.	4.3
Berkshire Hathaway, Inc., Class B	3.8
Johnson & Johnson	3.7
Exxon Mobil Corp.	3.4
Wells Fargo & Co.	3.3
Citigroup, Inc.	3.2
Cisco Systems, Inc.	2.4
Philip Morris International, Inc.	2.2
Merck & Co., Inc.	2.0
Medtronic PLC	2.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	98.0
Convertible Bonds	0.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	6.3
Consumer Staples	9.0
Energy	11.5
Financials	28.6
Health Care	12.3
Industrials	7.6
Information Technology	10.2
Materials	3.2
Real Estate	4.0
Telecommunication Services	1.3
Utilities	6.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Diversified Equity Income Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,096.50	1,019.95	5.36	5.16	1.02
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,098.70	1,021.21	4.05	3.90	0.77
Class C	1,000.00	1,000.00	1,092.00	1,016.19	9.28	8.95	1.77
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,098.70	1,021.21	4.05	3.90	0.77
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,098.20	1,021.51	3.73	3.60	0.71
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,098.80	1,021.66	3.58	3.45	0.68
Class K	1,000.00	1,000.00	1,096.80	1,020.26	5.05	4.86	0.96
Class R	1,000.00	1,000.00	1,095.80	1,018.70	6.67	6.43	1.27
Class T	1,000.00	1,000.00	1,096.90	1,019.80	5.52	5.32	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 97.9%
Issuer	Shares	Value ($)
Consumer Discretionary 6.1%
Automobiles 0.9%
General Motors Co.	532,253	22,934,782
Household Durables 1.4%
Toll Brothers, Inc.	681,339	34,291,792
Internet & Direct Marketing Retail 0.7%
Expedia, Inc.	134,990	16,536,275
Media 2.1%
Comcast Corp., Class A	830,231	31,166,872
DISH Network Corp., Class A(a)	396,945	20,105,264
Total		51,272,136
Specialty Retail 1.0%
Home Depot, Inc. (The)	130,207	23,413,822
Total Consumer Discretionary		148,448,807
Consumer Staples 8.8%
Beverages 1.2%
PepsiCo, Inc.	258,465	30,116,342
Food & Staples Retailing 1.3%
SYSCO Corp.	537,114	31,007,591
Food Products 3.2%
Mondelez International, Inc., Class A	766,189	32,900,155
Tyson Foods, Inc., Class A	528,263	43,449,632
Total		76,349,787
Tobacco 3.1%
Altria Group, Inc.	314,814	21,353,834
Philip Morris International, Inc.	520,527	53,484,149
Total		74,837,983
Total Consumer Staples		212,311,703
Energy 11.3%
Energy Equipment & Services 1.0%
Patterson-UTI Energy, Inc.	1,065,460	23,003,281
Oil, Gas & Consumable Fuels 10.3%
BP PLC, ADR	607,914	24,359,114
Cimarex Energy Co.	171,919	19,961,515
ConocoPhillips	716,875	36,474,600
EOG Resources, Inc.	316,922	32,427,459
Exxon Mobil Corp.	962,128	80,135,641
Common Stocks (continued)
Issuer	Shares	Value ($)
Hess Corp.	403,806	18,526,620
Valero Energy Corp.	441,189	37,774,602
Total		249,659,551
Total Energy		272,662,832
Financials 28.0%
Banks 14.7%
Citigroup, Inc.	1,013,247	76,500,149
Fifth Third Bancorp	899,941	27,457,200
JPMorgan Chase & Co.	975,727	101,982,986
PNC Financial Services Group, Inc. (The)	274,414	38,571,632
SunTrust Banks, Inc.	537,710	33,139,067
Wells Fargo & Co.	1,381,286	78,001,220
Total		355,652,254
Capital Markets 4.1%
Intercontinental Exchange, Inc.	381,957	27,290,828
Invesco Ltd.	819,702	29,648,621
Morgan Stanley	802,735	41,429,153
Total		98,368,602
Consumer Finance 1.3%
Capital One Financial Corp.	335,395	30,856,340
Diversified Financial Services 3.7%
Berkshire Hathaway, Inc., Class B(a)	464,674	89,686,729
Insurance 4.2%
American International Group, Inc.	552,896	33,151,644
Chubb Ltd.	228,214	34,713,632
Prudential Financial, Inc.	302,707	35,065,579
Total		102,930,855
Total Financials		677,494,780
Health Care 12.0%
Biotechnology 2.4%
AbbVie, Inc.	269,638	26,133,315
Gilead Sciences, Inc.	432,017	32,306,231
Total		58,439,546
Health Care Equipment & Supplies 2.0%
Medtronic PLC	584,239	47,983,549
Health Care Providers & Services 1.4%
Aetna, Inc.	193,354	34,838,524

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.2%
Jazz Pharmaceuticals PLC(a)	100,328	14,019,835
Johnson & Johnson	628,686	87,594,820
Merck & Co., Inc.	868,943	48,026,480
Total		149,641,135
Total Health Care		290,902,754
Industrials 7.5%
Aerospace & Defense 1.2%
Northrop Grumman Corp.	92,945	28,571,293
Airlines 1.2%
Alaska Air Group, Inc.	413,866	28,627,111
Industrial Conglomerates 1.3%
Carlisle Companies, Inc.	284,370	32,694,019
Machinery 2.5%
Cummins, Inc.	204,059	34,159,477
Ingersoll-Rand PLC	292,810	25,656,012
Total		59,815,489
Road & Rail 1.3%
Norfolk Southern Corp.	228,909	31,733,655
Total Industrials		181,441,567
Information Technology 10.0%
Communications Equipment 2.3%
Cisco Systems, Inc.	1,512,597	56,419,868
IT Services 0.7%
MasterCard, Inc., Class A	105,202	15,829,745
Semiconductors & Semiconductor Equipment 3.0%
Lam Research Corp.	103,270	19,861,919
ON Semiconductor Corp.(a)	865,917	17,387,614
QUALCOMM, Inc.	278,533	18,477,879
Skyworks Solutions, Inc.	161,961	16,963,795
Total		72,691,207
Software 2.4%
Activision Blizzard, Inc.	264,131	16,481,774
Microsoft Corp.	233,949	19,691,487
Nuance Communications, Inc.(a)	1,371,450	21,312,333
Total		57,485,594
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	102,311	17,582,145
Western Digital Corp.	266,268	20,997,895
Total		38,580,040
Total Information Technology		241,006,454
Materials 3.1%
Chemicals 1.3%
Eastman Chemical Co.	333,076	30,766,230
Containers & Packaging 0.8%
International Paper Co.	365,767	20,706,070
Metals & Mining 1.0%
Freeport-McMoRan, Inc.(a)	1,712,241	23,834,395
Total Materials		75,306,695
Real Estate 3.9%
Equity Real Estate Investment Trusts (REITS) 3.9%
Alexandria Real Estate Equities, Inc.	261,331	33,204,717
American Homes 4 Rent, Class A	1,351,440	29,028,931
American Tower Corp.	224,101	32,254,857
Total		94,488,505
Total Real Estate		94,488,505
Telecommunication Services 1.3%
Diversified Telecommunication Services 1.3%
AT&T, Inc.	826,493	30,067,815
Total Telecommunication Services		30,067,815
Utilities 5.9%
Electric Utilities 3.2%
American Electric Power Co., Inc.	513,701	39,878,609
Xcel Energy, Inc.	714,328	36,866,468
Total		76,745,077
Multi-Utilities 2.7%
Ameren Corp.	529,458	33,864,134
NiSource, Inc.	1,196,820	32,948,454
Total		66,812,588
Total Utilities		143,557,665
Total Common Stocks (Cost $1,733,263,312)		2,367,689,577

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	10,845,097
Total Convertible Bonds (Cost $9,732,000)			10,845,097

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(b),(c)	36,628,953	36,628,953
Total Money Market Funds (Cost $36,626,232)		36,628,953
Total Investments (Cost: $1,779,621,544)		2,415,163,627
Other Assets & Liabilities, Net		2,198,329
Net Assets		2,417,361,956
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	30,791,288	189,245,353	(183,407,688)	36,628,953	(1,661)	1,866	277,008	36,628,953
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	148,448,807	—	—	—	148,448,807
Consumer Staples	212,311,703	—	—	—	212,311,703
Energy	272,662,832	—	—	—	272,662,832
Financials	677,494,780	—	—	—	677,494,780
Health Care	290,902,754	—	—	—	290,902,754
Industrials	181,441,567	—	—	—	181,441,567
Information Technology	241,006,454	—	—	—	241,006,454
Materials	75,306,695	—	—	—	75,306,695
Real Estate	94,488,505	—	—	—	94,488,505
Telecommunication Services	30,067,815	—	—	—	30,067,815
Utilities	143,557,665	—	—	—	143,557,665
Total Common Stocks	2,367,689,577	—	—	—	2,367,689,577
Convertible Bonds	—	10,845,097	—	—	10,845,097
Money Market Funds	—	—	—	36,628,953	36,628,953
Total Investments	2,367,689,577	10,845,097	—	36,628,953	2,415,163,627
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	9

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$1,742,995,312
Investments in affiliated issuers, at cost	36,626,232
Investments in unaffiliated issuers, at value	2,378,534,674
Investments in affiliated issuers, at value	36,628,953
Receivable for:
Capital shares sold	386,764
Dividends	5,368,135
Interest	96,712
Foreign tax reclaims	14,261
Prepaid expenses	7,195
Other assets	16,656
Total assets	2,421,053,350
Liabilities
Payable for:
Capital shares purchased	3,039,794
Management services fees	41,738
Distribution and/or service fees	15,799
Transfer agent fees	235,658
Plan administration fees	7,207
Compensation of board members	252,229
Compensation of chief compliance officer	258
Other expenses	98,711
Total liabilities	3,691,394
Net assets applicable to outstanding capital stock	$2,417,361,956
Represented by
Paid in capital	1,621,040,028
Undistributed net investment income	5,448,151
Accumulated net realized gain	155,331,694
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	635,539,362
Investments - affiliated issuers	2,721
Total - representing net assets applicable to outstanding capital stock	$2,417,361,956
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$2,038,987,480
Shares outstanding	134,218,015
Net asset value per share	$15.19
Maximum offering price per share(a)	$16.12
Advisor Class(b)
Net assets	$12,916,557
Shares outstanding	850,567
Net asset value per share	$15.19
Class C
Net assets	$65,904,774
Shares outstanding	4,351,598
Net asset value per share	$15.14
Institutional Class(c)
Net assets	$214,470,759
Shares outstanding	14,133,163
Net asset value per share	$15.18
Institutional 2 Class(d)
Net assets	$42,077,207
Shares outstanding	2,768,372
Net asset value per share	$15.20
Institutional 3 Class(e)
Net assets	$2,448,920
Shares outstanding	159,564
Net asset value per share	$15.35
Class K
Net assets	$34,701,702
Shares outstanding	2,283,159
Net asset value per share	$15.20
Class R
Net assets	$5,851,649
Shares outstanding	387,600
Net asset value per share	$15.10
Class T
Net assets	$2,908
Shares outstanding	191
Net asset value per share(f)	$15.22
Maximum offering price per share(g)	$15.61

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	11

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$25,625,472
Dividends — affiliated issuers	277,008
Interest	164,228
Total income	26,066,708
Expenses:
Management services fees	7,527,696
Distribution and/or service fees
Class A	2,508,269
Class B(a)	12,364
Class C	327,315
Class R	14,396
Class T	4
Transfer agent fees
Class A	1,076,724
Advisor Class(b)	5,830
Class B(a)	1,458
Class C	35,145
Institutional Class(c)	113,516
Institutional 2 Class(d)	10,810
Institutional 3 Class(e)	187
Class K	9,161
Class R	3,088
Class T	2
Plan administration fees
Class K	42,021
Compensation of board members	40,811
Custodian fees	7,957
Printing and postage fees	113,990
Registration fees	74,640
Audit fees	17,132
Legal fees	15,385
Compensation of chief compliance officer	258
Other	28,757
Total expenses	11,986,916
Fees waived by transfer agent
Institutional 2 Class	(441)
Institutional 3 Class	(82)
Class K	(369)
Expense reduction	(141)
Total net expenses	11,985,883
Net investment income	14,080,825
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	56,560,388
Investments — affiliated issuers	(1,661)
Net realized gain	56,558,727
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	148,485,236
Investments — affiliated issuers	1,866
Net change in unrealized appreciation (depreciation)	148,487,102
Net realized and unrealized gain	205,045,829
Net increase in net assets resulting from operations	$219,126,654

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Statement of Operations  (continued)
Six Months Ended November 30, 2017 (Unaudited)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$14,080,825	$32,526,677
Net realized gain	56,558,727	161,959,771
Net change in unrealized appreciation (depreciation)	148,487,102	157,253,576
Net increase in net assets resulting from operations	219,126,654	351,740,024
Distributions to shareholders
Net investment income
Class A	(9,566,118)	(27,559,600)
Advisor Class(a)	(61,720)	(117,436)
Class B(b)	(5,110)	(94,257)
Class C	(73,496)	(372,073)
Class I(c)	—	(46)
Institutional Class(d)	(1,273,345)	(963,727)
Institutional 2 Class(e)	(245,809)	(548,642)
Institutional 3 Class(f)	(5,663)	(6,359)
Class K	(171,658)	(505,737)
Class R	(20,667)	(60,125)
Class T	(13)	(32)
Net realized gains
Class A	—	(37,675,688)
Advisor Class(a)	—	(132,423)
Class B(b)	—	(275,401)
Class C	—	(1,164,169)
Class I(c)	—	(48)
Institutional Class(d)	—	(439,516)
Institutional 2 Class(e)	—	(603,797)
Institutional 3 Class(f)	—	(7,682)
Class K	—	(634,046)
Class R	—	(98,101)
Class T	—	(45)
Total distributions to shareholders	(11,423,599)	(71,258,950)
Decrease in net assets from capital stock activity	(148,773,979)	(267,697,637)
Total increase in net assets	58,929,076	12,783,437
Net assets at beginning of period	2,358,432,880	2,345,649,443
Net assets at end of period	$2,417,361,956	$2,358,432,880
Undistributed net investment income	$5,448,151	$2,790,925

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	2,837,549	40,653,899	7,364,822	97,678,873
Distributions reinvested	667,386	9,501,224	4,889,208	64,684,431
Redemptions	(11,967,539)	(172,439,743)	(44,379,678)	(593,530,761)
Net decrease	(8,462,604)	(122,284,620)	(32,125,648)	(431,167,457)
Advisor Class(c)
Subscriptions	294,735	4,253,412	282,621	3,788,702
Distributions reinvested	4,331	61,687	18,875	249,693
Redemptions	(124,750)	(1,784,818)	(196,315)	(2,581,139)
Net increase	174,316	2,530,281	105,181	1,457,256
Class B(a)
Subscriptions	1	18	4,390	57,417
Distributions reinvested	361	5,092	27,477	366,352
Redemptions (b)	(691,909)	(9,905,101)	(1,000,613)	(13,273,049)
Net decrease	(691,547)	(9,899,991)	(968,746)	(12,849,280)
Class C
Subscriptions	83,048	1,198,359	411,957	5,439,056
Distributions reinvested	5,062	71,941	113,341	1,504,703
Redemptions	(508,692)	(7,293,683)	(1,014,936)	(13,380,265)
Net decrease	(420,582)	(6,023,383)	(489,638)	(6,436,506)
Class I(d)
Redemptions	—	—	(205)	(2,801)
Net decrease	—	—	(205)	(2,801)
Institutional Class(e)
Subscriptions	1,553,227	22,333,680	16,167,966	223,288,674
Distributions reinvested	88,807	1,262,700	101,102	1,355,322
Redemptions	(2,658,937)	(38,280,040)	(2,560,613)	(34,472,671)
Net increase (decrease)	(1,016,903)	(14,683,660)	13,708,455	190,171,325
Institutional 2 Class(f)
Subscriptions	379,283	5,484,675	581,920	7,802,861
Distributions reinvested	17,263	245,810	87,122	1,152,439
Redemptions	(368,762)	(5,292,647)	(509,813)	(6,678,107)
Net increase	27,784	437,838	159,229	2,277,193
Institutional 3 Class(d),(g)
Subscriptions	117,558	1,719,224	50,794	707,908
Distributions reinvested	392	5,646	1,048	13,957
Redemptions	(11,519)	(170,396)	(31,039)	(416,885)
Net increase	106,431	1,554,474	20,803	304,980
Class K
Subscriptions	220,289	3,128,048	333,982	4,383,844
Distributions reinvested	12,049	171,658	86,168	1,139,783
Redemptions	(234,828)	(3,370,464)	(1,231,824)	(16,303,057)
Net decrease	(2,490)	(70,758)	(811,674)	(10,779,430)
Class R
Subscriptions	32,716	468,256	44,343	582,853
Distributions reinvested	1,405	19,889	11,746	154,738
Redemptions	(57,726)	(822,305)	(108,167)	(1,410,508)
Net decrease	(23,605)	(334,160)	(52,078)	(672,917)
Total net decrease	(10,309,200)	(148,773,979)	(20,454,321)	(267,697,637)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	15

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Diversified Equity Income Fund | Semiannual Report 2017

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Columbia Diversified Equity Income Fund | Semiannual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$13.92	0.08	1.26	1.34	(0.07)	—
5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)
5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)
5/31/2015	$14.25	0.23	1.05	1.28	(0.17)	(1.10)
5/31/2014	$12.29	0.15	1.97	2.12	(0.16)	—
5/31/2013	$9.76	0.19	2.55	2.74	(0.21)	—
Advisor Class(g)
11/30/2017 (c)	$13.91	0.10	1.27	1.37	(0.09)	—
5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)
5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)
5/31/2015	$14.24	0.26	1.06	1.32	(0.20)	(1.10)
5/31/2014	$12.28	0.18	1.97	2.15	(0.19)	—
5/31/2013	$9.75	0.20	2.54	2.74	(0.21)	—
Class C
11/30/2017 (c)	$13.88	0.03	1.25	1.28	(0.02)	—
5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)
5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)
5/31/2015	$14.21	0.12	1.05	1.17	(0.06)	(1.10)
5/31/2014	$12.26	0.05	1.97	2.02	(0.07)	—
5/31/2013	$9.74	0.11	2.54	2.65	(0.13)	—
Institutional Class(h)
11/30/2017 (c)	$13.90	0.10	1.27	1.37	(0.09)	—
5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)
5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)
5/31/2015	$14.24	0.27	1.04	1.31	(0.20)	(1.10)
5/31/2014	$12.28	0.18	1.98	2.16	(0.20)	—
5/31/2013	$9.76	0.22	2.54	2.76	(0.24)	—
Institutional 2 Class(i)
11/30/2017 (c)	$13.93	0.11	1.25	1.36	(0.09)	—
5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)
5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)
5/31/2015	$14.26	0.29	1.04	1.33	(0.22)	(1.10)
5/31/2014	$12.30	0.19	1.98	2.17	(0.21)	—
5/31/2013	$9.77	0.23	2.55	2.78	(0.25)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.07)	$15.19	9.65%	1.02% (d)	1.02% (d),(e)	1.18% (d)	9%	$2,038,987
(0.40)	$13.92	16.17%	1.03%	1.03% (e)	1.40%	31%	$1,986,051
(1.64)	$12.35	(1.34%)	1.04%	1.04% (e)	1.31%	43%	$2,159,152
(1.27)	$14.26	9.34%	1.05%	1.05% (e)	1.61%	48%	$2,434,631
(0.16)	$14.25	17.45%	1.09%	1.08% (e)	1.16%	74%	$2,454,495
(0.21)	$12.29	28.46%	1.14% (f)	1.08% (e),(f)	1.77%	43%	$2,480,865

(0.09)	$15.19	9.87%	0.77% (d)	0.77% (d),(e)	1.44% (d)	9%	$12,917
(0.44)	$13.91	16.37%	0.78%	0.78% (e)	1.63%	31%	$9,409
(1.68)	$12.35	(1.07%)	0.79%	0.79% (e)	1.56%	43%	$7,052
(1.30)	$14.26	9.69%	0.80%	0.80% (e)	1.81%	48%	$10,520
(0.19)	$14.24	17.71%	0.84%	0.83% (e)	1.37%	74%	$13,093
(0.21)	$12.28	28.46%	1.02% (f)	0.99% (e),(f)	1.91%	43%	$22,154

(0.02)	$15.14	9.20%	1.77% (d)	1.77% (d),(e)	0.43% (d)	9%	$65,905
(0.31)	$13.88	15.28%	1.78%	1.78% (e)	0.64%	31%	$66,229
(1.54)	$12.32	(2.02%)	1.79%	1.79% (e)	0.56%	43%	$64,809
(1.16)	$14.22	8.55%	1.80%	1.80% (e)	0.87%	48%	$72,010
(0.07)	$14.21	16.54%	1.84%	1.83% (e)	0.41%	74%	$69,633
(0.13)	$12.26	27.46%	1.89% (f)	1.83% (e),(f)	1.02%	43%	$61,178

(0.09)	$15.18	9.87%	0.77% (d)	0.77% (d),(e)	1.43% (d)	9%	$214,471
(0.44)	$13.90	16.38%	0.79%	0.79% (e)	1.52%	31%	$210,649
(1.68)	$12.34	(1.08%)	0.79%	0.79% (e)	1.57%	43%	$17,788
(1.30)	$14.25	9.62%	0.80%	0.80% (e)	1.90%	48%	$20,150
(0.20)	$14.24	17.76%	0.84%	0.83% (e)	1.37%	74%	$15,733
(0.24)	$12.28	28.69%	0.89% (f)	0.83% (e),(f)	2.03%	43%	$54,418

(0.09)	$15.20	9.82%	0.71% (d)	0.71% (d)	1.48% (d)	9%	$42,077
(0.45)	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
(1.69)	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
(1.32)	$14.27	9.73%	0.70%	0.70%	2.00%	48%	$29,830
(0.21)	$14.26	17.89%	0.69%	0.69%	1.48%	74%	$26,434
(0.25)	$12.30	28.95%	0.70% (f)	0.70% (f)	2.14%	43%	$83,244
Columbia Diversified Equity Income Fund | Semiannual Report 2017	19

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 3 Class(j)
11/30/2017 (c)	$14.06	0.12	1.26	1.38	(0.09)	—
5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)
5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)
5/31/2015	$14.36	0.21	1.14	1.35	(0.23)	(1.10)
5/31/2014	$12.38	0.22	1.98	2.20	(0.22)	—
5/31/2013 (k)	$10.33	0.14	2.04	2.18	(0.13)	—
Class K
11/30/2017 (c)	$13.93	0.09	1.25	1.34	(0.07)	—
5/31/2017	$12.36	0.20	1.78	1.98	(0.18)	(0.23)
5/31/2016	$14.27	0.18	(0.44)	(0.26)	(0.26)	(1.39)
5/31/2015	$14.26	0.24	1.06	1.30	(0.19)	(1.10)
5/31/2014	$12.30	0.16	1.98	2.14	(0.18)	—
5/31/2013	$9.77	0.20	2.56	2.76	(0.23)	—
Class R
11/30/2017 (c)	$13.83	0.07	1.25	1.32	(0.05)	—
5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)
5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)
5/31/2015	$14.18	0.19	1.04	1.23	(0.13)	(1.10)
5/31/2014	$12.23	0.12	1.96	2.08	(0.13)	—
5/31/2013	$9.72	0.17	2.53	2.70	(0.19)	—
Class T
11/30/2017 (c)	$13.94	0.08	1.27	1.35	(0.07)	—
5/31/2017	$12.37	0.18	1.79	1.97	(0.17)	(0.23)
5/31/2016	$14.28	0.17	(0.44)	(0.27)	(0.25)	(1.39)
5/31/2015	$14.27	0.23	1.05	1.28	(0.17)	(1.10)
5/31/2014	$12.31	0.16	1.97	2.13	(0.17)	—
5/31/2013	$9.78	0.19	2.55	2.74	(0.21)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.09)	$15.35	9.88%	0.70% (d)	0.68% (d)	1.61% (d)	9%	$2,449
(0.45)	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
(1.69)	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
(1.33)	$14.38	9.79%	0.64%	0.64%	1.42%	48%	$362
(0.22)	$14.36	17.99%	0.64%	0.64%	1.63%	74%	$20,127
(0.13)	$12.38	21.23%	0.64% (d),(f)	0.64% (d),(f)	2.24% (d)	43%	$3

(0.07)	$15.20	9.68%	0.96% (d)	0.96% (d)	1.23% (d)	9%	$34,702
(0.41)	$13.93	16.25%	0.96%	0.96%	1.48%	31%	$31,833
(1.65)	$12.36	(1.24%)	0.96%	0.96%	1.39%	43%	$38,278
(1.29)	$14.27	9.46%	0.95%	0.95%	1.68%	48%	$59,092
(0.18)	$14.26	17.60%	0.94%	0.94%	1.24%	74%	$72,165
(0.23)	$12.30	28.61%	0.94% (f)	0.94% (f)	1.88%	43%	$168,438

(0.05)	$15.10	9.58%	1.27% (d)	1.27% (d),(e)	0.93% (d)	9%	$5,852
(0.37)	$13.83	15.82%	1.28%	1.28% (e)	1.15%	31%	$5,689
(1.61)	$12.28	(1.52%)	1.29%	1.29% (e)	1.07%	43%	$5,688
(1.23)	$14.18	9.04%	1.30%	1.30% (e)	1.36%	48%	$7,687
(0.13)	$14.18	17.16%	1.34%	1.33% (e)	0.90%	74%	$8,004
(0.19)	$12.23	28.05%	1.39% (f)	1.33% (e),(f)	1.53%	43%	$9,859

(0.07)	$15.22	9.69%	1.05% (d)	1.05% (d),(e)	1.12% (d)	9%	$3
(0.40)	$13.94	16.13%	1.04%	1.04% (e)	1.36%	31%	$3
(1.64)	$12.37	(1.37%)	1.07%	1.07% (e)	1.28%	43%	$2
(1.27)	$14.28	9.31%	1.10%	1.08% (e)	1.59%	48%	$3
(0.17)	$14.27	17.44%	1.07%	1.07% (e)	1.19%	74%	$3
(0.21)	$12.31	28.38%	1.11% (f)	1.08% (e),(f)	1.77%	43%	$4
Columbia Diversified Equity Income Fund | Semiannual Report 2017	21

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.02 (a),(b)
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.05
Institutional 3 Class	0.02
Class K	0.05
Class R	0.11
Class T	0.13

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $141.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
26	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $631,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	268,995
Class C	2,347
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.13%	1.15%
Advisor Class	0.88	0.90
Class C	1.88	1.90
Institutional Class	0.88	0.90
Institutional 2 Class	0.82	0.85
Institutional 3 Class	0.78	0.80
Class K	1.07	1.10
Class R	1.38	1.40
Class T	1.13	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the
Columbia Diversified Equity Income Fund | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class K and Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,779,622,000	676,648,000	(41,106,000)	635,542,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $216,249,705 and $356,712,308, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
28	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 84.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	29

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Equity Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
30	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Diversified Equity Income Fund | Semiannual Report 2017	31

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
32	Columbia Diversified Equity Income Fund | Semiannual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Diversified Equity Income Fund | Semiannual Report 2017	33

Columbia Diversified Equity Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR138_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Small/Mid Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small/Mid Cap Value Fund   |  Semiannual Report 2017

Columbia Small/Mid Cap Value Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Small/Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA,CAIA
Co-portfolio manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-portfolio manager
Managed Fund since 2013
David Hoffman
Co-portfolio manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	10.75	14.71	12.77	6.20
	Including sales charges		4.36	8.08	11.45	5.57
Advisor Class		12/11/06	10.92	15.11	13.07	6.30
Class C	Excluding sales charges	02/14/02	10.39	13.91	11.92	5.41
	Including sales charges		9.39	12.91	11.92	5.41
Institutional Class*		09/27/10	10.87	15.07	13.04	6.41
Institutional 2 Class		12/11/06	10.97	15.21	13.17	6.62
Institutional 3 Class*		06/13/13	10.92	15.26	13.18	6.39
Class K		02/14/02	10.84	14.97	12.92	6.37
Class R		12/11/06	10.64	14.54	12.50	5.92
Class T	Excluding sales charges	12/01/06	10.75	14.77	12.78	6.24
	Including sales charges		7.95	11.89	12.22	5.97
Russell 2500 Value Index			10.68	13.06	13.89	8.64
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
E*TRADE Financial Corp.	1.8
Zions Bancorporation	1.6
XPO Logistics, Inc.	1.5
East West Bancorp, Inc.	1.5
Flagstar Bancorp, Inc.	1.4
Pinnacle West Capital Corp.	1.4
Marvell Technology Group Ltd.	1.4
Alexandria Real Estate Equities, Inc.	1.3
Barnes Group, Inc.	1.3
William Lyon Homes, Inc., Class A	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	12.5
Consumer Staples	2.3
Energy	8.1
Financials	25.7
Health Care	5.3
Industrials	14.6
Information Technology	9.2
Materials	5.7
Real Estate	10.8
Utilities	5.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.50	1,018.85	6.55	6.28	1.24
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,109.20	1,020.10	5.23	5.01	0.99
Class C	1,000.00	1,000.00	1,103.90	1,015.09	10.50	10.05	1.99
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,108.70	1,020.10	5.23	5.01	0.99
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,109.70	1,020.56	4.76	4.56	0.90
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,109.20	1,020.76	4.55	4.36	0.86
Class K	1,000.00	1,000.00	1,108.40	1,019.25	6.13	5.87	1.16
Class R	1,000.00	1,000.00	1,106.40	1,017.60	7.87	7.54	1.49
Class T	1,000.00	1,000.00	1,107.50	1,019.00	6.39	6.12	1.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 96.9%
Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Auto Components 1.5%
Cooper-Standard Holding, Inc.(a)	50,000	6,303,500
Motorcar Parts of America, Inc.(a)	235,000	6,124,100
Total		12,427,600
Diversified Consumer Services 1.0%
Grand Canyon Education, Inc.(a)	85,600	8,128,576
Hotels, Restaurants & Leisure 0.7%
Red Robin Gourmet Burgers, Inc.(a)	117,000	6,130,800
Household Durables 2.5%
D.R. Horton, Inc.	205,000	10,455,000
William Lyon Homes, Inc., Class A(a)	360,000	10,742,400
Total		21,197,400
Media 1.0%
Nexstar Broadcasting Group, Inc., Class A	130,000	8,827,000
Specialty Retail 4.1%
Aaron’s, Inc.	126,700	4,779,124
American Eagle Outfitters, Inc.	525,000	8,442,000
Children’s Place, Inc. (The)	77,500	10,299,750
Express, Inc.(a)	468,000	4,558,320
Foot Locker, Inc.	95,000	4,069,800
Signet Jewelers Ltd.	54,000	2,823,660
Total		34,972,654
Textiles, Apparel & Luxury Goods 1.3%
Hanesbrands, Inc.	336,400	7,027,396
Skechers U.S.A., Inc., Class A(a)	122,000	4,282,200
Total		11,309,596
Total Consumer Discretionary		102,993,626
Consumer Staples 2.3%
Food & Staples Retailing 0.6%
United Natural Foods, Inc.(a)	102,000	4,898,040
Food Products 1.7%
Hain Celestial Group, Inc. (The)(a)	150,000	6,165,000
Post Holdings, Inc.(a)	102,000	8,103,900
Total		14,268,900
Total Consumer Staples		19,166,940
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.9%
Energy Equipment & Services 3.0%
Helmerich & Payne, Inc.	88,000	5,155,040
Keane Group, Inc.(a)	165,000	2,468,400
Patterson-UTI Energy, Inc.	424,000	9,154,160
TechnipFMC PLC	169,000	4,840,160
Transocean Ltd.(a)	370,000	3,751,800
Total		25,369,560
Oil, Gas & Consumable Fuels 4.9%
Arch Coal, Inc.	97,000	8,008,320
Callon Petroleum Co.(a)	540,000	5,961,600
Cimarex Energy Co.	47,000	5,457,170
PBF Energy, Inc., Class A	160,000	5,179,200
SRC Energy, Inc.(a)	900,000	7,884,000
WPX Energy, Inc.(a)	700,000	8,869,000
Total		41,359,290
Total Energy		66,728,850
Financials 24.9%
Banks 10.0%
Bank of the Ozarks	130,000	6,268,600
Customers Bancorp, Inc.(a)	131,336	3,559,205
East West Bancorp, Inc.	196,000	12,061,840
First Republic Bank	31,000	2,961,740
Hancock Holding Co.	191,000	9,807,850
Hope Bancorp, Inc.	250,000	4,680,000
Huntington Bancshares, Inc.	695,000	10,008,000
Popular, Inc.	210,000	7,425,600
Prosperity Bancshares, Inc.	150,000	10,506,000
TCF Financial Corp.	210,000	4,265,100
Zions Bancorporation	266,000	13,180,300
Total		84,724,235
Capital Markets 4.8%
E*TRADE Financial Corp.(a)	305,000	14,682,700
Evercore, Inc., Class A	50,000	4,342,500
Houlihan Lokey, Inc.	171,000	7,633,440
Moelis & Co., ADR, Class A	164,273	7,868,677
Stifel Financial Corp.	105,000	5,905,200
Total		40,432,517

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.1%
Encore Capital Group, Inc.(a)	183,000	8,381,400
SLM Corp.(a)	855,000	9,892,350
Total		18,273,750
Insurance 3.6%
American Equity Investment Life Holding Co.	223,000	7,075,790
Athene Holding Ltd., Class A(a)	150,000	7,210,500
CNO Financial Group, Inc.	347,200	8,752,912
MBIA, Inc.(a)	880,000	7,409,600
Total		30,448,802
Mortgage Real Estate Investment Trusts (REITS) 1.0%
New Residential Investment Corp.	255,000	4,510,950
Starwood Property Trust, Inc.	180,000	3,902,400
Total		8,413,350
Thrifts & Mortgage Finance 3.4%
BofI Holding, Inc.(a)	255,000	7,048,200
Flagstar Bancorp, Inc.(a)	300,000	11,403,000
MGIC Investment Corp.(a)	700,000	10,234,000
Total		28,685,200
Total Financials		210,977,854
Health Care 5.1%
Biotechnology 0.6%
bluebird bio, Inc.(a)	17,000	2,937,600
Juno Therapeutics, Inc.(a)	45,000	2,457,900
Total		5,395,500
Health Care Equipment & Supplies 1.8%
Merit Medical Systems, Inc.(a)	145,000	6,300,250
Teleflex, Inc.	32,500	8,629,400
Total		14,929,650
Health Care Providers & Services 1.3%
Almost Family, Inc.(a)	130,281	7,738,691
Molina Healthcare, Inc.(a)	42,000	3,286,080
Total		11,024,771
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.4%
Horizon Pharma PLC(a)	440,000	6,327,200
Impax Laboratories, Inc.(a)	345,000	5,744,250
Total		12,071,450
Total Health Care		43,421,371
Industrials 14.1%
Air Freight & Logistics 1.4%
XPO Logistics, Inc.(a)	155,000	12,249,650
Airlines 1.4%
Hawaiian Holdings, Inc.	68,452	2,953,704
Skywest, Inc.	177,000	9,212,850
Total		12,166,554
Building Products 1.1%
Apogee Enterprises, Inc.	110,000	5,503,300
Armstrong World Industries, Inc.(a)	70,000	4,196,500
Total		9,699,800
Commercial Services & Supplies 1.8%
ABM Industries, Inc.	145,000	6,206,000
Deluxe Corp.	123,000	8,745,300
Total		14,951,300
Construction & Engineering 1.9%
Granite Construction, Inc.	130,000	8,628,100
MasTec, Inc.(a)	170,000	7,624,500
Total		16,252,600
Machinery 4.3%
Barnes Group, Inc.	165,000	10,934,550
Kennametal, Inc.	225,000	10,489,500
Navistar International Corp.(a)	160,000	6,513,600
Oshkosh Corp.	97,000	8,733,880
Total		36,671,530
Road & Rail 1.2%
Hertz Global Holdings, Inc.(a)	305,000	5,779,750
Knight-Swift Transportation Holdings, Inc.	93,000	3,969,240
Total		9,748,990
Trading Companies & Distributors 1.0%
Triton International Ltd.	210,000	8,309,700
Total Industrials		120,050,124

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 8.9%
Communications Equipment 0.6%
Oclaro, Inc.(a)	732,500	5,215,400
Electronic Equipment, Instruments & Components 0.8%
TTM Technologies, Inc.(a)	420,000	6,858,600
IT Services 1.0%
Booz Allen Hamilton Holdings Corp.	220,000	8,511,800
Semiconductors & Semiconductor Equipment 4.6%
Brooks Automation, Inc.	123,000	3,061,470
Cypress Semiconductor Corp.	525,000	8,405,250
Ichor Holdings Ltd.(a)	92,706	2,633,778
Kulicke & Soffa Industries, Inc.(a)	235,000	5,835,050
Marvell Technology Group Ltd.	505,000	11,281,700
ON Semiconductor Corp.(a)	375,000	7,530,000
Total		38,747,248
Software 1.5%
Ebix, Inc.	67,000	5,179,100
Take-Two Interactive Software, Inc.(a)	67,000	7,473,850
Total		12,652,950
Technology Hardware, Storage & Peripherals 0.4%
Electronics for Imaging, Inc.(a)	116,000	3,568,160
Total Information Technology		75,554,158
Materials 5.5%
Chemicals 3.4%
Albemarle Corp.	42,000	5,641,440
Huntsman Corp.	250,000	7,990,000
Olin Corp.	210,000	7,484,400
Orion Engineered Carbons SA	315,485	7,713,608
Total		28,829,448
Metals & Mining 1.3%
Allegheny Technologies, Inc.(a)	225,000	5,123,250
United States Steel Corp.	210,000	6,073,200
Total		11,196,450
Paper & Forest Products 0.8%
KapStone Paper and Packaging Corp.	310,000	6,891,300
Total Materials		46,917,198
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 10.5%
Equity Real Estate Investment Trusts (REITS) 10.5%
Alexandria Real Estate Equities, Inc.	87,000	11,054,220
American Assets Trust, Inc.	140,000	5,510,400
Chesapeake Lodging Trust	195,000	5,623,800
First Industrial Realty Trust, Inc.	320,000	10,416,000
Highwoods Properties, Inc.	120,000	6,094,800
Hospitality Properties Trust	245,000	7,347,550
Hudson Pacific Properties, Inc.	210,000	7,482,300
Mack-Cali Realty Corp.	195,000	4,315,350
Mid-America Apartment Communities, Inc.	76,000	7,785,440
PS Business Parks, Inc.	62,000	8,218,720
QTS Realty Trust Inc., Class A	120,000	6,679,200
Sun Communities, Inc.	89,000	8,282,340
Total		88,810,120
Total Real Estate		88,810,120
Utilities 5.6%
Electric Utilities 2.1%
Alliant Energy Corp.	150,000	6,766,500
Pinnacle West Capital Corp.	124,000	11,384,440
Total		18,150,940
Gas Utilities 2.5%
New Jersey Resources Corp.	225,000	10,035,000
South Jersey Industries, Inc.	190,000	6,433,400
Southwest Gas Corp.	56,000	4,812,640
Total		21,281,040
Multi-Utilities 1.0%
CMS Energy Corp.	160,000	7,984,000
Total Utilities		47,415,980
Total Common Stocks (Cost $602,391,185)		822,036,221

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(b),(c)	20,606,441	20,606,441
Total Money Market Funds (Cost $20,605,549)		20,606,441
Total Investments (Cost: $622,996,734)		842,642,662
Other Assets & Liabilities, Net		6,154,892
Net Assets		848,797,554
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	23,075,602	113,397,935	(115,867,096)	20,606,441	(532)	(328)	112,658	20,606,441
Neff Corp*	389,000	—	(389,000)	—	2,232,305	(734,665)	—	—
Total					2,231,773	(734,993)	112,658	20,606,441

*	Issuer was not an affiliate at the end of period.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	102,993,626	—	—	—	102,993,626
Consumer Staples	19,166,940	—	—	—	19,166,940
Energy	66,728,850	—	—	—	66,728,850
Financials	210,977,854	—	—	—	210,977,854
Health Care	43,421,371	—	—	—	43,421,371
Industrials	120,050,124	—	—	—	120,050,124
Information Technology	75,554,158	—	—	—	75,554,158
Materials	46,917,198	—	—	—	46,917,198
Real Estate	88,810,120	—	—	—	88,810,120
Utilities	47,415,980	—	—	—	47,415,980
Total Common Stocks	822,036,221	—	—	—	822,036,221
Money Market Funds	—	—	—	20,606,441	20,606,441
Total Investments	822,036,221	—	—	20,606,441	842,642,662
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	9

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$602,391,185
Investments in affiliated issuers, at cost	20,605,549
Investments in unaffiliated issuers, at value	822,036,221
Investments in affiliated issuers, at value	20,606,441
Receivable for:
Investments sold	19,748,186
Capital shares sold	419,262
Dividends	776,467
Prepaid expenses	3,694
Other assets	5,315
Total assets	863,595,586
Liabilities
Payable for:
Investments purchased	13,532,398
Capital shares purchased	940,074
Management services fees	18,518
Distribution and/or service fees	4,832
Transfer agent fees	108,662
Plan administration fees	7,099
Compensation of board members	130,818
Compensation of chief compliance officer	93
Other expenses	55,538
Total liabilities	14,798,032
Net assets applicable to outstanding capital stock	$848,797,554
Represented by
Paid in capital	552,608,583
Undistributed net investment income	1,080,515
Accumulated net realized gain	75,462,528
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	219,645,036
Investments - affiliated issuers	892
Total - representing net assets applicable to outstanding capital stock	$848,797,554
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$584,670,224
Shares outstanding	53,044,105
Net asset value per share	$11.02
Maximum offering price per share(a)	$11.69
Advisor Class(b)
Net assets	$16,236,731
Shares outstanding	1,467,338
Net asset value per share	$11.07
Class C
Net assets	$27,836,034
Shares outstanding	2,787,345
Net asset value per share	$9.99
Institutional Class(c)
Net assets	$104,785,079
Shares outstanding	9,259,097
Net asset value per share	$11.32
Institutional 2 Class(d)
Net assets	$33,649,223
Shares outstanding	2,995,949
Net asset value per share	$11.23
Institutional 3 Class(e)
Net assets	$41,937,769
Shares outstanding	3,788,580
Net asset value per share	$11.07
Class K
Net assets	$33,546,550
Shares outstanding	3,009,884
Net asset value per share	$11.15
Class R
Net assets	$6,133,240
Shares outstanding	567,510
Net asset value per share	$10.81
Class T
Net assets	$2,704
Shares outstanding	243
Net asset value per share	$11.13
Maximum offering price per share(f)	$11.42

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	11

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,125,370
Dividends — affiliated issuers	112,658
Foreign taxes withheld	(27,903)
Total income	6,210,125
Expenses:
Management services fees	3,329,872
Distribution and/or service fees
Class A	717,935
Class B(a)	2,964
Class C	138,680
Class R	15,150
Class T	3
Transfer agent fees
Class A	419,257
Advisor Class(b)	11,658
Class B(a)	471
Class C	20,260
Institutional Class(c)	89,805
Institutional 2 Class(d)	10,704
Institutional 3 Class(e)	773
Class K	9,553
Class R	4,430
Class T	2
Plan administration fees
Class K	41,480
Compensation of board members	21,025
Custodian fees	9,462
Printing and postage fees	58,687
Registration fees	71,567
Audit fees	17,219
Legal fees	8,032
Compensation of chief compliance officer	93
Other	11,965
Total expenses	5,011,047
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,261)
Expense reduction	(60)
Total net expenses	5,008,726
Net investment income	1,201,399
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,897,481
Investments — affiliated issuers	2,231,773
Net realized gain	11,129,254
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	73,410,791
Investments — affiliated issuers	(734,993)
Net change in unrealized appreciation (depreciation)	72,675,798
Net realized and unrealized gain	83,805,052
Net increase in net assets resulting from operations	$85,006,451

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$1,201,399	$740,495
Net realized gain	11,129,254	90,336,720
Net change in unrealized appreciation (depreciation)	72,675,798	38,939,320
Net increase in net assets resulting from operations	85,006,451	130,016,535
Distributions to shareholders
Net investment income
Class A	—	(1,691,860)
Advisor Class(a)	—	(76,995)
Class I(b)	—	(17)
Institutional Class(c)	—	(124,433)
Institutional 2 Class(d)	—	(228,755)
Institutional 3 Class(e)	—	(11,755)
Class K	—	(144,048)
Class R	—	(1,959)
Class T	—	(6)
Total distributions to shareholders	—	(2,279,828)
Decrease in net assets from capital stock activity	(59,863,860)	(152,144,978)
Total increase (decrease) in net assets	25,142,591	(24,408,271)
Net assets at beginning of period	823,654,963	848,063,234
Net assets at end of period	$848,797,554	$823,654,963
Undistributed (excess of distributions over) net investment income	$1,080,515	$(120,884)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	826,481	8,593,000	2,254,728	21,688,097
Distributions reinvested	—	—	169,073	1,685,655
Redemptions	(5,054,771)	(52,448,270)	(25,315,276)	(243,949,409)
Net decrease	(4,228,290)	(43,855,270)	(22,891,475)	(220,575,657)
Advisor Class(b)
Subscriptions	205,505	2,150,915	977,410	9,350,052
Distributions reinvested	—	—	7,715	76,995
Redemptions	(321,626)	(3,347,355)	(1,007,099)	(9,872,622)
Net decrease	(116,121)	(1,196,440)	(21,974)	(445,575)
Class B(c)
Subscriptions	—	—	2,027	17,903
Redemptions (a)	(259,141)	(2,418,457)	(413,465)	(3,591,294)
Net decrease	(259,141)	(2,418,457)	(411,438)	(3,573,391)
Class C
Subscriptions	47,133	439,474	259,948	2,300,873
Redemptions	(366,313)	(3,444,698)	(1,031,385)	(8,968,205)
Net decrease	(319,180)	(3,005,224)	(771,437)	(6,667,332)
Class I(d)
Redemptions	—	—	(276)	(2,841)
Net decrease	—	—	(276)	(2,841)
Institutional Class(e)
Subscriptions	1,849,214	19,484,485	12,740,101	130,316,598
Distributions reinvested	—	—	11,575	118,186
Redemptions	(5,197,002)	(55,573,701)	(2,642,604)	(26,194,135)
Net increase (decrease)	(3,347,788)	(36,089,216)	10,109,072	104,240,649
Institutional 2 Class(f)
Subscriptions	439,878	4,629,444	1,383,871	13,137,737
Distributions reinvested	—	—	17,103	173,249
Redemptions	(1,146,818)	(12,152,673)	(1,825,988)	(17,667,461)
Net decrease	(706,940)	(7,523,229)	(425,014)	(4,356,475)
Institutional 3 Class(d),(g)
Subscriptions	3,811,013	40,165,120	183,950	1,665,975
Distributions reinvested	—	—	1,176	11,741
Redemptions	(169,858)	(1,812,530)	(126,283)	(1,245,155)
Net increase	3,641,155	38,352,590	58,843	432,561
Class K
Subscriptions	183,443	1,948,585	508,293	4,897,743
Distributions reinvested	—	—	14,304	144,038
Redemptions	(499,509)	(5,253,673)	(2,512,124)	(24,102,591)
Net decrease	(316,066)	(3,305,088)	(1,989,527)	(19,060,810)
Class R
Subscriptions	53,339	541,843	162,623	1,541,086
Distributions reinvested	—	—	183	1,795
Redemptions	(135,031)	(1,365,369)	(394,405)	(3,678,988)
Net decrease	(81,692)	(823,526)	(231,599)	(2,136,107)
Total net decrease	(5,734,063)	(59,863,860)	(16,574,825)	(152,144,978)

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$9.95	0.01	1.06	1.07	—	—
5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—
5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)
5/31/2015	$10.81	(0.01)	0.84	0.83	—	(1.61)
5/31/2014	$10.08	0.01	1.62	1.63	(0.11)	(0.79)
5/31/2013	$7.59	0.07	2.46	2.53	(0.04)	—
Advisor Class(f)
11/30/2017 (c)	$9.98	0.03	1.06	1.09	—	—
5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—
5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)
5/31/2015	$10.79	0.02	0.84	0.86	(0.01)	(1.61)
5/31/2014	$10.06	0.04	1.61	1.65	(0.13)	(0.79)
5/31/2013	$7.56	0.08	2.45	2.53	(0.03)	—
Class C
11/30/2017 (c)	$9.05	(0.02)	0.96	0.94	—	—
5/31/2017	$7.83	(0.06)	1.28	1.22	—	—
5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)
5/31/2015	$10.20	(0.08)	0.78	0.70	—	(1.61)
5/31/2014	$9.59	(0.07)	1.54	1.47	(0.07)	(0.79)
5/31/2013	$7.24	0.01	2.34	2.35	—	—
Institutional Class(g)
11/30/2017 (c)	$10.21	0.03	1.08	1.11	—	—
5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—
5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)
5/31/2015	$10.99	0.02	0.85	0.87	(0.01)	(1.61)
5/31/2014	$10.23	0.04	1.65	1.69	(0.14)	(0.79)
5/31/2013	$7.71	0.09	2.50	2.59	(0.07)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$11.02	10.75%	1.24% (d)	1.24% (d),(e)	0.25% (d)	26%	$584,670
(0.02)	$9.95	16.38%	1.25%	1.25% (e)	0.08%	57%	$569,969
(0.53)	$8.57	(9.09%)	1.25%	1.25% (e)	0.22%	69%	$686,606
(1.61)	$10.03	8.58%	1.25%	1.25% (e)	(0.05%)	50%	$886,673
(0.90)	$10.81	16.73%	1.26%	1.25% (e)	0.10%	110%	$976,436
(0.04)	$10.08	33.47%	1.31%	1.23% (e)	0.81%	40%	$932,556

—	$11.07	10.92%	0.99% (d)	0.99% (d),(e)	0.50% (d)	26%	$16,237
(0.04)	$9.98	16.84%	1.00%	1.00% (e)	0.33%	57%	$15,800
(0.53)	$8.58	(8.98%)	1.00%	1.00% (e)	0.49%	69%	$13,780
(1.62)	$10.03	8.90%	1.00%	1.00% (e)	0.22%	50%	$14,552
(0.92)	$10.79	16.95%	1.01%	1.00% (e)	0.36%	110%	$25,924
(0.03)	$10.06	33.59%	1.18%	1.15%	0.93%	40%	$29,093

—	$9.99	10.39%	1.99% (d)	1.99% (d),(e)	(0.50%) (d)	26%	$27,836
—	$9.05	15.58%	2.00%	2.00% (e)	(0.67%)	57%	$28,116
(0.53)	$7.83	(9.83%)	2.00%	2.00% (e)	(0.52%)	69%	$30,361
(1.61)	$9.29	7.77%	2.00%	2.00% (e)	(0.80%)	50%	$35,212
(0.86)	$10.20	15.79%	2.01%	2.00% (e)	(0.66%)	110%	$36,115
—	$9.59	32.46%	2.06%	1.98% (e)	0.07%	40%	$32,119

—	$11.32	10.87%	0.99% (d)	0.99% (d),(e)	0.50% (d)	26%	$104,785
(0.04)	$10.21	16.79%	1.02%	1.01% (e)	0.31%	57%	$128,661
(0.53)	$8.78	(8.89%)	1.00%	1.00% (e)	0.48%	69%	$21,929
(1.62)	$10.24	8.82%	1.00%	1.00% (e)	0.20%	50%	$28,575
(0.93)	$10.99	17.04%	1.01%	1.00% (e)	0.36%	110%	$31,909
(0.07)	$10.23	33.70%	1.06%	0.97% (e)	1.07%	40%	$97,298
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	17

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 2 Class(h)
11/30/2017 (c)	$10.12	0.03	1.08	1.11	—	—
5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—
5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)
5/31/2015	$10.90	0.03	0.85	0.88	(0.02)	(1.61)
5/31/2014	$10.16	0.06	1.62	1.68	(0.15)	(0.79)
5/31/2013	$7.65	0.11	2.47	2.58	(0.07)	—
Institutional 3 Class(i)
11/30/2017 (c)	$9.98	0.03	1.06	1.09	—	—
5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—
5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)
5/31/2015	$10.77	0.04	0.83	0.87	(0.02)	(1.61)
5/31/2014 (j)	$10.08	0.04	1.59	1.63	(0.15)	(0.79)
Class K
11/30/2017 (c)	$10.06	0.02	1.07	1.09	—	—
5/31/2017	$8.66	0.02	1.41	1.43	(0.03)	—
5/31/2016	$10.12	0.03	(0.96)	(0.93)	—	(0.53)
5/31/2015	$10.88	0.01	0.84	0.85	(0.00) (k)	(1.61)
5/31/2014	$10.14	0.03	1.63	1.66	(0.13)	(0.79)
5/31/2013	$7.64	0.08	2.47	2.55	(0.05)	—
Class R
11/30/2017 (c)	$9.77	0.00 (k)	1.04	1.04	—	—
5/31/2017	$8.41	(0.02)	1.38	1.36	(0.00) (k)	—
5/31/2016	$9.89	(0.00) (k)	(0.95)	(0.95)	—	(0.53)
5/31/2015	$10.70	(0.03)	0.83	0.80	—	(1.61)
5/31/2014	$9.99	(0.02)	1.61	1.59	(0.09)	(0.79)
5/31/2013	$7.52	0.05	2.43	2.48	(0.01)	—
Class T
11/30/2017 (c)	$10.05	0.01	1.07	1.08	—	—
5/31/2017	$8.65	0.01	1.41	1.42	(0.02)	—
5/31/2016	$10.12	0.02	(0.96)	(0.94)	—	(0.53)
5/31/2015	$10.89	(0.00) (k)	0.84	0.84	—	(1.61)
5/31/2014	$10.15	0.01	1.63	1.64	(0.11)	(0.79)
5/31/2013	$7.65	0.07	2.47	2.54	(0.04)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(j)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(k)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$11.23	10.97%	0.91% (d)	0.90% (d)	0.59% (d)	26%	$33,649
(0.05)	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
(0.53)	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
(1.63)	$10.15	8.99%	0.86%	0.86%	0.33%	50%	$53,124
(0.94)	$10.90	17.12%	0.84%	0.84%	0.53%	110%	$121,576
(0.07)	$10.16	33.98%	0.85%	0.83%	1.22%	40%	$228,714

—	$11.07	10.92%	0.89% (d)	0.86% (d)	0.64% (d)	26%	$41,938
(0.06)	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
(0.53)	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
(1.63)	$10.01	9.04%	0.81%	0.81%	0.35%	50%	$59
(0.94)	$10.77	16.73%	0.79% (d)	0.78% (d)	0.37% (d)	110%	$7,031

—	$11.15	10.84%	1.16% (d)	1.16% (d)	0.34% (d)	26%	$33,547
(0.03)	$10.06	16.55%	1.15%	1.15%	0.19%	57%	$33,455
(0.53)	$8.66	(9.00%)	1.14%	1.14%	0.34%	69%	$46,011
(1.61)	$10.12	8.75%	1.11%	1.11%	0.10%	50%	$87,765
(0.92)	$10.88	16.90%	1.09%	1.09%	0.28%	110%	$155,551
(0.05)	$10.14	33.53%	1.10%	1.08%	0.97%	40%	$202,420

—	$10.81	10.64%	1.49% (d)	1.49% (d),(e)	0.00% (d),(k)	26%	$6,133
(0.00) (k)	$9.77	16.20%	1.50%	1.50% (e)	(0.17%)	57%	$6,343
(0.53)	$8.41	(9.43%)	1.50%	1.50% (e)	(0.03%)	69%	$7,409
(1.61)	$9.89	8.37%	1.50%	1.50% (e)	(0.30%)	50%	$9,670
(0.88)	$10.70	16.42%	1.51%	1.50% (e)	(0.15%)	110%	$12,245
(0.01)	$9.99	33.07%	1.56%	1.47% (e)	0.59%	40%	$12,641

—	$11.13	10.75%	1.21% (d)	1.21% (d),(e)	0.27% (d)	26%	$3
(0.02)	$10.05	16.45%	1.25%	1.25% (e)	0.07%	57%	$2
(0.53)	$8.65	(9.10%)	1.25%	1.25% (e)	0.24%	69%	$2
(1.61)	$10.12	8.62%	1.24%	1.24% (e)	(0.04%)	50%	$2
(0.90)	$10.89	16.73%	1.24%	1.24% (e)	0.14%	110%	$3
(0.04)	$10.15	33.37%	1.28%	1.22% (e)	0.80%	40%	$5
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	19

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
20	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class B	0.16 (a),(b)
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.15
Class T	0.14

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $60.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
24	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $318,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	101,205
Class C	115
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.26%	1.26%
Advisor Class	1.01	1.01
Class C	2.01	2.01
Institutional Class	1.01	1.01
Institutional 2 Class	0.90	0.94
Institutional 3 Class	0.86	0.89
Class K	1.15	1.19
Class R	1.51	1.51
Class T	1.26	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class K and Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
622,997,000	224,899,000	(5,253,000)	219,646,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $208,978,518 and $270,270,427, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 71.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
26	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	27

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small/Mid Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
28	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	29

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Small/Mid Cap Value Fund | Semiannual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Small/Mid Cap Value Fund | Semiannual Report 2017	31

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Columbia Small/Mid Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR198_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia U.S. Government Mortgage Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia U.S. Government Mortgage Fund   |  Semiannual Report 2017

Columbia U.S. Government Mortgage Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia U.S. Government Mortgage Fund (the Fund) ) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-manager
Managed Fund since 2009
Tom Heuer, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	0.29	2.86	2.01	4.44
	Including sales charges		-2.73	-0.28	1.40	4.11
Advisor Class*		11/08/12	0.22	2.93	2.23	4.55
Class C	Excluding sales charges	02/14/02	-0.28	1.90	1.21	3.64
	Including sales charges		-1.26	0.90	1.21	3.64
Institutional Class*		09/27/10	0.22	2.93	2.23	4.63
Institutional 2 Class*		11/08/12	0.28	3.02	2.32	4.60
Institutional 3 Class*		10/01/14	0.29	3.26	2.26	4.57
Class K		02/14/02	0.14	2.76	2.05	4.69
Class R*		03/01/16	-0.02	2.43	1.69	4.09
Class T*	Excluding sales charges	06/18/12	0.29	2.86	1.97	4.43
	Including sales charges		-2.21	0.26	1.44	4.16
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			0.38	2.14	2.00	3.83
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2017)
Asset-Backed Securities — Non-Agency	4.3
Commercial Mortgage-Backed Securities - Agency	5.1
Commercial Mortgage-Backed Securities - Non-Agency	3.2
Money Market Funds	0.1
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.1
Repurchase Agreements	2.7
Residential Mortgage-Backed Securities - Agency	74.2
Residential Mortgage-Backed Securities - Non-Agency	10.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2017)
AAA rating	82.3
AA rating	0.6
A rating	2.8
BBB rating	2.2
BB rating	2.0
B rating	1.0
C rating	0.0 (a)
Not rated	9.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.90	1,020.51	4.57	4.61	0.91
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,002.20	1,021.76	3.31	3.35	0.66
Class C	1,000.00	1,000.00	997.20	1,016.75	8.31	8.39	1.66
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,002.20	1,021.76	3.31	3.35	0.66
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,002.80	1,022.21	2.86	2.89	0.57
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,002.90	1,022.46	2.61	2.64	0.52
Class K	1,000.00	1,000.00	1,001.40	1,020.96	4.11	4.15	0.82
Class R	1,000.00	1,000.00	999.80	1,019.25	5.82	5.87	1.16
Class T	1,000.00	1,000.00	1,002.90	1,020.51	4.57	4.61	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 5.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ALM XIX Ltd.(a),(b)
Series 2016-19A Class B
3-month USD LIBOR + 3.000% 07/15/2028	4.359%	4,000,000	4,026,980
Apidos CLO XXVIII(a),(b),(c),(d)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% 01/20/2031	3.000%	8,000,000	8,000,000
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	3.659%	5,000,000	5,045,820
Carlyle Global Market Strategies CLO Ltd.(a),(b),(c),(d)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	2.529%	6,750,000	6,750,000
Conn Funding II LP(a)
Series 2017-A Class B
02/15/2020	5.110%	5,700,000	5,708,776
Conn’s Receivables Funding LLC(a)
Series 2016-B Class B
03/15/2019	7.340%	6,997,229	7,062,921
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	8.899%	3,000,000	3,099,561
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	3.285%	7,000,000	6,999,881
Octagon Investment Partners 27 Ltd.(a),(b)
Series 2016-1A Class C
3-month USD LIBOR + 3.000% 07/15/2027	4.359%	7,500,000	7,567,800
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.563%	2,750,000	2,749,687
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.061%	7,000,000	7,039,277
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	10,250,000	10,342,792
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	8,000,000	8,098,017
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	13,000,000	12,997,971
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program(a),(c),(e),(f)
Series 2017-A Class R
03/26/2040	0.000%	53,124	3,559,308
SoFi Professional Loan Program LLC(a),(c),(e),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	6	3,520,000
Series 2016-A Class RIO
01/25/2038	0.000%	9	2,646,000
Series 2016-A Class RPO
01/25/2038	0.000%	9	5,688,000
Series 2016-B Class RC
04/25/2037	0.000%	6	2,835,000
Total Asset-Backed Securities — Non-Agency (Cost $113,949,261)			113,737,791

Commercial Mortgage-Backed Securities - Agency 6.4%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K038 Class A2
03/25/2024	3.389%	18,000,000	18,719,289
Series K057 Class A2
07/25/2026	2.570%	30,000,000	29,393,316
Series K725 Class A2
01/25/2024	3.002%	38,811,000	39,720,482
Federal National Mortgage Association
10/01/2019	4.420%	3,871,881	4,020,277
10/01/2019	4.430%	4,406,742	4,576,513
01/01/2020	4.570%	989,887	1,035,309
01/01/2020	4.600%	1,632,803	1,708,753
05/01/2024	5.030%	3,208,825	3,518,113
Series 2017-T1 Class A
06/25/2027	2.898%	17,996,147	17,713,389
Federal National Mortgage Association(c),(d),(h)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	15,000,000	15,178,290
Total Commercial Mortgage-Backed Securities - Agency (Cost $135,849,985)			135,583,731

Commercial Mortgage-Backed Securities - Non-Agency 4.0%

1211 Avenue of the Americas Trust(a),(h)
Subordinated, Series 2015-1211 Class C
08/10/2035	4.280%	4,400,000	4,603,951
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(b)
Series 2013-DSNY Class F
1-month USD LIBOR + 3.500% 09/15/2026	4.750%	6,928,000	6,933,335
BHMS Mortgage Trust(a),(h)
Series 2014-ATLS Class DFX
07/05/2033	4.847%	6,500,000	6,559,406

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	13,000,000	11,515,392
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	2,000,000	1,679,144
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	8,000,000	7,626,262
Hilton USA Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.333%	23,000,000	18,212,975
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	6,200,000	6,313,451
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	5,000,000	5,140,005
Invitation Homes Trust(a),(b)
Series 2015-SFR3 Class E
1-month USD LIBOR + 3.750% 08/17/2032	5.001%	1,500,000	1,515,329
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% 12/17/2036	3.500%	10,000,000	9,999,987
Merrill Lynch Mortgage Investors Trust(h),(i)
CMO Series 1998-C3 Class IO
12/15/2030	1.032%	108,570	3
ORES NPL LLC(a)
Series 2014-LV3 Class B
03/27/2024	6.000%	1,205,108	1,205,108
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	4,011,259
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $84,817,323)			85,315,607

Repurchase Agreements 3.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party TD Securities (USA) LLC
dated 11/30/2017, matures 12/01/2017,
repurchase price $71,002,031 (collateralized by U.S Treasury Securities, Total Market Value $72,420,006)
	1.030%	71,000,000	71,000,000
Total Repurchase Agreements (Cost $71,000,000)			71,000,000

Residential Mortgage-Backed Securities - Agency 93.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
01/01/2020	10.500%	3,659	3,680
04/01/2022	6.500%	24,265	24,650
10/01/2024- 04/01/2040	5.000%	9,932,652	10,865,992
01/01/2030- 06/01/2033	5.500%	5,861,414	6,433,105
06/01/2031	8.000%	129,103	145,408
04/01/2033- 11/01/2037	6.000%	2,904,521	3,314,665
07/01/2039- 09/01/2047	4.500%	59,075,975	62,930,678
04/01/2041- 04/01/2046	4.000%	121,500,335	127,522,858
01/01/2042- 11/01/2046	3.500%	268,545,008	277,148,185
Federal Home Loan Mortgage Corp.(d)
12/13/2047	3.000%	64,000,000	63,835,616
12/13/2047	4.000%	45,500,000	47,531,243
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 264 Class S1
1-month USD LIBOR + 5.950% 07/15/2042	4.700%	13,881,112	2,484,092
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	4.700%	13,258,000	2,696,113
CMO Series 3913 Class SW
1-month USD LIBOR + 6.600% 09/15/2040	5.350%	3,458,566	390,727
CMO Series 4094 Class SY
1-month USD LIBOR + 6.080% 08/15/2042	4.830%	15,257,740	3,091,961
CMO Series 4174 Class SB
1-month USD LIBOR + 6.200% 05/15/2039	4.950%	19,079,960	2,185,993
CMO Series 4183 Class AS
1-month USD LIBOR + 6.150% 04/15/2039	4.900%	6,130,302	737,882
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	4.850%	4,028,394	415,639
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	4.650%	5,745,723	1,194,495
CMO Series 4594 Class SA
1-month USD LIBOR + 5.950% 06/15/2046	4.700%	13,412,202	2,992,453
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.720%	15,947,249	3,045,126

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	4.700%	9,750,273	1,867,585
CMO STRIPS Series 326 Class S1
1-month USD LIBOR + 6.000% 03/15/2044	4.750%	6,632,201	1,216,231
Federal Home Loan Mortgage Corp.(i)
CMO Series 304 Class C69
12/15/2042	4.000%	5,807,479	1,140,429
CMO Series 3786 Class PI
12/15/2037	4.500%	1,667,232	56,731
CMO Series 3800 Class HI
01/15/2040	4.500%	3,310,705	317,641
CMO Series 4098 Class AI
05/15/2039	3.500%	7,374,116	712,275
CMO Series 4120 Class AI
11/15/2039	3.500%	8,260,476	879,586
CMO Series 4121 Class IA
01/15/2041	3.500%	8,071,778	1,025,976
CMO Series 4122 Class JI
12/15/2040	4.000%	6,226,248	731,199
CMO Series 4139 Class CI
05/15/2042	3.500%	5,742,772	764,214
CMO Series 4147 Class CI
01/15/2041	3.500%	9,799,002	1,374,037
CMO Series 4148 Class BI
02/15/2041	4.000%	6,161,623	775,162
CMO Series 4177 Class IY
03/15/2043	4.000%	12,549,919	2,736,726
CMO Series 4182 Class DI
05/15/2039	3.500%	15,474,833	1,740,026
CMO Series 4213 Class DI
06/15/2038	3.500%	11,089,196	1,106,403
CMO Series 4215 Class IL
07/15/2041	3.500%	10,234,505	1,156,845
Federal Home Loan Mortgage Corp.(b)
CMO Series 343 Class F4
1-month USD LIBOR + 0.350% 10/15/2037	1.585%	41,842,851	41,698,320
CMO Series 4119 Class SP
1-month USD LIBOR + 2.571% 10/15/2042	1.857%	277,289	351,537
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4068 Class GI
09/15/2036	1.968%	12,532,685	668,671
CMO Series 4107 Class KS
06/15/2038	1.666%	9,722,702	592,613
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4620 Class AS
11/15/2042	1.723%	19,228,638	1,114,518
Federal National Mortgage Association
02/01/2018	7.500%	14	13
09/01/2022- 10/01/2037	6.500%	4,982,367	5,676,047
11/01/2022- 09/01/2036	6.000%	1,011,611	1,133,917
03/01/2023- 04/01/2041	5.500%	7,798,055	8,811,291
06/01/2025- 08/01/2047	4.500%	144,688,108	155,252,140
02/01/2027- 01/01/2047	3.000%	164,054,964	164,833,509
05/01/2027	2.500%	11,672,043	11,725,398
04/01/2029- 09/01/2041	5.000%	45,296,952	49,577,821
10/01/2031	9.500%	78,563	82,131
11/01/2037	8.500%	33,619	38,047
11/01/2040- 08/01/2045	4.000%	95,137,629	100,147,591
03/01/2042- 09/01/2047	3.500%	229,927,027	236,711,725
CMO Series 2017-72 Class B
09/25/2047	3.000%	18,941,502	19,181,388
Federal National Mortgage Association(d)
12/18/2032	2.500%	107,000,000	106,765,937
12/18/2032- 12/13/2047	3.000%	102,500,000	104,071,731
12/01/2047	3.500%	35,000,000	35,915,021
12/13/2047	4.000%	38,000,000	39,701,093
12/13/2047	4.500%	50,000,000	53,182,615
Federal National Mortgage Association(j)
09/01/2040	4.000%	12,212,011	12,888,435
Federal National Mortgage Association(k)
04/01/2043	3.000%	14,500,094	14,544,104
Federal National Mortgage Association(b),(i)
CMO Series 2003-117 Class KS
1-month USD LIBOR + 7.100% 08/25/2033	5.773%	476,780	5,293
CMO Series 2005-74 Class NI
1-month USD LIBOR + 6.080% 05/25/2035	4.753%	17,526,513	2,073,046
CMO Series 2007-54 Class DI
1-month USD LIBOR + 6.100% 06/25/2037	4.773%	12,961,540	2,294,412
CMO Series 2012-80 Class DS
1-month USD LIBOR + 6.650% 06/25/2039	5.323%	5,244,604	739,322
CMO Series 2013-13 Class SA
1-month USD LIBOR + 6.150% 03/25/2043	4.823%	15,439,357	2,930,174

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-97 Class SB
1-month USD LIBOR + 6.100% 06/25/2032	4.773%	9,009,499	910,889
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.823%	20,122,343	3,708,355
CMO Series 2016-101 Class SK
1-month USD LIBOR + 5.950% 01/25/2047	4.623%	38,079,979	7,954,668
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	4.673%	36,314,275	7,658,114
CMO Series 2016-49 Class LS
1-month USD LIBOR + 5.950% 08/25/2046	4.623%	12,976,707	2,604,712
CMO Series 2017-8 Class SB
1-month USD LIBOR + 6.100% 02/25/2047	4.773%	12,873,685	2,187,565
CMO Series 416 Class S1
1-month USD LIBOR + 6.100% 11/25/2042	4.773%	8,716,903	1,598,379
Federal National Mortgage Association(h),(i)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	10,228,966	1
CMO Series 2016-62 Class AS
09/25/2046	1.901%	34,989,386	1,569,855
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	25,345,282	3,482,764
CMO Series 2012-121 Class GI
08/25/2039	3.500%	7,729,104	972,747
CMO Series 2012-129 Class IC
01/25/2041	3.500%	12,045,509	1,848,206
CMO Series 2012-133 Class EI
07/25/2031	3.500%	4,901,391	548,568
CMO Series 2012-134 Class AI
07/25/2040	3.500%	19,764,194	2,829,489
CMO Series 2012-144 Class HI
07/25/2042	3.500%	5,155,768	652,834
CMO Series 2012-96 Class CI
04/25/2039	3.500%	8,973,169	837,780
CMO Series 2013-1 Class AI
02/25/2043	3.500%	5,561,406	1,088,132
CMO Series 2013-1 Class BI
02/25/2040	3.500%	3,927,419	384,799
CMO Series 2013-16 Class
01/25/2040	3.500%	13,074,776	1,610,997
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-41 Class IY
05/25/2040	3.500%	15,103,844	1,602,722
CMO Series 2013-6 Class MI
02/25/2040	3.500%	11,746,660	1,590,013
CMO Series 417 Class C4
02/25/2043	3.500%	18,323,495	3,642,480
CMO STRIPS Series 417 Class C5
02/25/2043	3.500%	6,657,239	1,301,933
Government National Mortgage Association
03/15/2030	7.000%	15,477	15,553
12/15/2031- 02/15/2032	6.500%	208,307	232,348
12/15/2032	6.000%	71,956	82,059
09/15/2033- 08/20/2040	5.000%	14,636,768	15,971,344
Government National Mortgage Association(d)
12/20/2047	3.000%	47,000,000	47,363,517
12/20/2047	3.500%	20,500,000	21,198,681
Government National Mortgage Association(i)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	8,410,347	1,555,135
CMO Series 2012-129 Class AI
08/20/2037	3.000%	10,187,449	694,687
CMO Series 2012-38 Class MI
03/20/2042	4.000%	18,120,723	3,524,856
CMO Series 2014-131 Class EI
09/16/2039	4.000%	14,953,023	2,288,880
CMO Series 2015-175 Class AI
10/16/2038	3.500%	30,459,501	4,277,970
Government National Mortgage Association(b),(i)
CMO Series 2014-131 Class BS
1-month USD LIBOR + 6.200% 09/16/2044	4.937%	18,151,865	4,399,213
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.917%	17,685,186	3,948,931
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	4.797%	10,210,767	2,321,456
CMO Series 2016-146 Class NS
1-month USD LIBOR + 6.100% 10/20/2046	4.817%	11,977,439	2,663,794
Total Residential Mortgage-Backed Securities - Agency (Cost $1,996,945,213)			1,970,423,913

Residential Mortgage-Backed Securities - Non-Agency 12.9%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	11,518,852	11,620,155

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust I LLC(a),(h)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	9,470,322
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	506,169	504,223
Angel Oak Mortgage Trust LLC(a),(h)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,544,056
Angel Oak Mortgage Trust LLC(a),(c),(h)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,500,000
ASG Resecuritization Trust(a),(h)
CMO Series 2013-2 Class 1A60
12/28/2035	3.440%	115,946	115,789
CMO Series 2013-2 Class 2A70
11/28/2035	3.329%	1,395,668	1,407,664
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	6,701,713	6,717,468
Subordinated, CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,252,124
BCAP LLC Trust(a),(h)
CMO Series 2012-RR10 Class 2A1
09/26/2036	3.595%	1,891,942	1,903,522
CMO Series 2012-RR7 Class 2A3
07/26/2036	3.388%	1,170,920	1,166,346
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.379%	493,806	491,203
BCAP LLC Trust(a)
CMO Series 2013-RR1 Class 10A1
10/26/2036	3.000%	1,296,683	1,297,290
CIM Trust(a),(b)
CMO Series 2015-3AG Class A2
1-month USD LIBOR + 3.500% 10/25/2057	4.742%	5,000,000	5,096,001
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	6,339,565	6,271,704
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2009-11 Class 1A2
02/25/2037	3.604%	710,201	640,944
CMO Series 2010-7 Class 3A4
12/25/2035	5.500%	691,223	694,999
CMO Series 2014-A Class B2
01/25/2035	5.468%	2,155,816	2,276,639
CMO Series 2014-C Class A
02/25/2054	3.250%	998,348	991,836
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,340,785	3,135,886
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,605,192	5,429,352
COLT LLC(a),(b)
CMO Series 15-1 Class A1V
1-month USD LIBOR + 3.000% 12/26/2045	4.329%	662,674	664,559
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	4,901,850	4,936,887
COLT Mortgage Loan Trust(a),(h)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	3,564,445	3,614,203
CMO Series 2016-3 Class M1
12/26/2046	5.500%	9,820,000	9,826,900
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	2,358,869	2,353,125
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	334,088	333,332
Credit Suisse Mortgage Capital Certificates(a),(h)
CMO Series 2011-2R Class 2A9
07/27/2036	3.353%	6,985,000	6,999,147
CMO Series 2013-2R Class 1A5
05/27/2036	3.416%	4,034,286	4,031,496
CMO Series 2014-2R Class 17A2
04/27/2037	3.364%	2,275,109	2,254,260
Credit Suisse Mortgage Capital Certificates(a),(b),(c)
CMO Series 2012-11 Class 3A2
1-month USD LIBOR + 1.000% 06/29/2047	2.361%	937,718	870,832
Credit Suisse Securities (USA) LLC(a)
CMO Series 2014-5R Class 5A2
07/27/2037	3.250%	1,642,225	1,583,484
CSMC Trust(a),(h)
CMO Series 2015-RPL1 Class A2
02/25/2057	4.620%	7,000,000	7,023,019
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-1A Class A3
12/26/2046	3.485%	6,897,074	6,893,455
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2017-3A Class A3
10/25/2047	2.813%	4,490,783	4,490,715
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	224,737	224,984

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	9

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	7,028,520	7,037,423
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	350,318	349,705
Mill City Mortgage Trust(a),(h)
CMO Series 2015-1 Class M1
06/25/2056	3.483%	10,000,000	10,062,667
CMO Series 2015-2 Class M2
09/25/2057	3.664%	5,778,000	5,947,583
New Residential Mortgage Loan Trust(a),(h),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.284%	33,036,068	1,589,170
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	5,887,261	5,887,217
Oaktown Re Ltd.(a),(b),(c),(g)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.579%	4,817,588	4,835,654
PennyMac Mortgage Investment Trust(a),(b),(c),(g)
CMO Series 2017-GT1 Class A
1-month USD LIBOR + 4.750% 02/25/2050	6.079%	18,000,000	18,000,000
PNMAC GMSR Issuer Trust(a),(b),(c),(g)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.231%	18,700,000	18,700,000
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.500%	17,586,484	17,585,889
Preston Ridge Partners Mortgage LLC(a),(c),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	13,000,000	12,998,778
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	4,425,329	4,437,358
Pretium Mortgage Credit Partners LLC(a),(h)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	10,000,000	10,000,000
RBSSP Resecuritization Trust(a),(h)
CMO Series 2009-12 Class 9A1
03/25/2036	3.410%	257,105	257,805
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-1 Class 5A2
12/27/2035	3.925%	4,945,028	4,548,498
RBSSP Resecuritization Trust(a)
CMO Series 2012-5 Class 2A1
07/26/2036	5.750%	2,345,682	2,395,704
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	4,289,573	4,250,748
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/16/2047	3.500%	12,359,689	12,387,173
Vendee Mortgage Trust(h),(i)
CMO Series 1998-1 Class 2IO
03/15/2028	0.283%	1,457,501	9,990
CMO Series 1998-3 Class IO
03/15/2029	0.116%	1,763,110	1,957
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $270,517,813)			272,911,240

Options Purchased Calls 0.0%
Value ($)
(Cost $530,000)	5,040

Options Purchased Puts 0.2%

(Cost $5,616,100)	3,151,427

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(l),(m)	2,975,277	2,975,277
Total Money Market Funds (Cost $2,975,277)		2,975,277
Total Investments (Cost: $2,682,200,972)		2,655,104,026
Other Assets & Liabilities, Net		(543,806,094)
Net Assets		2,111,297,932

At November 30, 2017, securities and/or cash totaling $18,319,227 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	1,304	03/2018	USD	151,934,100	—	(308,298)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(20)	03/2018	USD	(3,091,986)	16,238	—
U.S. Treasury 10-Year Note	(2,773)	03/2018	USD	(345,410,814)	1,214,676	—
Total					1,230,914	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	200,000,000	200,000,000	1.50	03/2018	530,000	5,040

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	497,000,000	497,000,000	2.30	05/2018	5,616,100	3,151,427

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB	Citi	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(350,945)	44,233	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(352,576)	45,864	—
Markit CMBX North America Index, Series 6 BBB-	Credit Suisse	05/11/2063	3.000	Monthly	7.099	USD	4,250,000	(672,106)	2,125	—	(456,142)	—	(213,839)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.334	USD	7,500,000	(837,634)	3,750	—	(665,894)	—	(167,990)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(339,391)	32,679	—
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	7,750,000	(1,225,606)	3,875	—	(801,844)	—	(419,887)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	8,000,000	(1,265,142)	4,000	—	(705,801)	—	(555,341)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	8,500,000	(1,344,213)	4,250	—	(604,400)	—	(735,563)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	11

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	7,000,000	(719,160)	3,500	—	(765,439)	49,779	—
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	7,000,000	(719,160)	3,500	—	(750,524)	34,864	—
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	6,000,000	(616,423)	3,000	—	(641,022)	27,599	—
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	2,000,000	(205,474)	1,000	—	(223,205)	18,731	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	6,500,000	(667,791)	3,250	—	(797,940)	133,399	—
Markit CMBX North America Index, Series 6 BBB-	JPMorgan	05/11/2063	3.000	Monthly	7.099	USD	7,000,000	(1,106,999)	3,500	—	(1,181,185)	77,686	—
Markit CMBX North America Index, Series 6 BBB-	JPMorgan	05/11/2063	3.000	Monthly	7.099	USD	3,000,000	(474,428)	1,500	—	(426,840)	—	(46,088)
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	5.334	USD	9,000,000	(1,005,160)	4,500	—	(802,819)	—	(197,841)
Markit CMBX North America Index, Series 10 BBB	Morgan Stanley	11/17/2059	3.000	Monthly	4.526	USD	4,000,000	(410,949)	2,000	—	(427,582)	18,633	—
Markit CMBX North America Index, Series 10 BBB	Morgan Stanley	11/17/2059	3.000	Monthly	4.526	USD	5,000,000	(513,686)	2,500	—	(502,118)	—	(9,068)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.099	USD	3,900,000	(616,757)	1,950	—	(375,564)	—	(239,243)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.099	USD	4,050,000	(640,478)	2,025	—	(242,322)	—	(396,131)
Total									54,725	—	(11,413,553)	483,467	(2,980,991)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2017, the value of these securities amounted to $471,727,704, which represents 22.34% of net assets.
(b)	Variable rate security.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Zero coupon bond.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments  (continued)
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2017, the value of these securities amounted to $56,224,654, which represents 2.66% of net assets.
(h)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	Represents a security purchased on a forward commitment basis.
(l)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	1,356,166	267,854,728	(266,235,617)	2,975,277	296	—	24,827	2,975,277
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	13

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	80,739,483	32,998,308	—	113,737,791
Commercial Mortgage-Backed Securities - Agency	—	120,405,441	15,178,290	—	135,583,731
Commercial Mortgage-Backed Securities - Non-Agency	—	85,315,607	—	—	85,315,607
Repurchase Agreements	—	71,000,000	—	—	71,000,000
Residential Mortgage-Backed Securities - Agency	—	1,970,423,913	—	—	1,970,423,913
Residential Mortgage-Backed Securities - Non-Agency	—	208,515,261	64,395,979	—	272,911,240
Options Purchased Calls	—	5,040	—	—	5,040
Options Purchased Puts	—	3,151,427	—	—	3,151,427
Money Market Funds	—	—	—	2,975,277	2,975,277
Total Investments	—	2,539,556,172	112,572,577	2,975,277	2,655,104,026
Derivatives
Asset
Futures Contracts	1,230,914	—	—	—	1,230,914
Swap Contracts	—	483,467	—	—	483,467
Liability
Futures Contracts	(308,298)	—	—	—	(308,298)
Swap Contracts	—	(2,980,991)	—	—	(2,980,991)
Total	922,616	2,537,058,648	112,572,577	2,975,277	2,653,529,118
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2017 ($)
Asset-Backed Securities — Non-Agency	20,928,004	–	–	(2,679,696)	14,750,000	–	–	–	32,998,308
Commercial Mortgage-Backed Securities — Agency	–	–	–	–	15,178,290	–	–	–	15,178,290
Residential Mortgage-Backed Securities — Non-Agency	38,306,585	189,099	59,447	(388,009)	40,873,554	(14,644,697)	–	–	64,395,979
Total	59,234,589	189,099	59,447	(3,067,705)	70,801,844	(14,644,697)	–	–	112,572,577
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2017 was $(3,056,617), which is comprised of Asset-Backed Securities — Non-Agency of $(2,679,696) and Residential Mortgage-Backed Securities — Non-Agency of $(376,921).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial, and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	15

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$2,602,079,595
Investments in affiliated issuers, at cost	2,975,277
Investments in options purchased, at cost	6,146,100
Investments in repurchase agreements, at cost	71,000,000
Investments in unaffiliated issuers, at value	2,577,972,282
Investments in affiliated issuers, at value	2,975,277
Investments in options purchased, at value	3,156,467
Investments in repurchase agreements, at value	71,000,000
Cash collateral held at broker for:
Swap contracts	14,405,000
TBA	600,000
Unrealized appreciation on swap contracts	483,467
Receivable for:
Investments sold	16,601,062
Investments sold on a delayed delivery basis	36,317,654
Capital shares sold	6,855,993
Dividends	4,333
Interest	7,881,468
Variation margin for futures contracts	1,288,922
Prepaid expenses	6,614
Trustees’ deferred compensation plan	28,337
Other assets	289
Total assets	2,739,577,165
Liabilities
Due to custodian	1,358,592
Unrealized depreciation on swap contracts	2,980,991
Upfront receipts on swap contracts	11,413,553
Payable for:
Investments purchased on a delayed delivery basis	603,098,897
Capital shares purchased	2,533,453
Distributions to shareholders	6,029,772
Variation margin for futures contracts	395,617
Management services fees	28,157
Distribution and/or service fees	4,738
Transfer agent fees	178,155
Plan administration fees	153
Compensation of board members	143,598
Compensation of chief compliance officer	231
Other expenses	84,989
Trustees’ deferred compensation plan	28,337
Total liabilities	628,279,233
Net assets applicable to outstanding capital stock	$2,111,297,932
Represented by
Paid in capital	2,166,833,374
Undistributed net investment income	714,823
Accumulated net realized loss	(27,578,411)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(24,107,313)
Futures contracts	922,616
Options purchased	(2,989,633)
Swap contracts	(2,497,524)
Total - representing net assets applicable to outstanding capital stock	$2,111,297,932
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$539,524,142
Shares outstanding	99,630,561
Net asset value per share	$5.42
Maximum offering price per share(a)	$5.59
Advisor Class(b)
Net assets	$86,569,663
Shares outstanding	15,996,188
Net asset value per share	$5.41
Class C
Net assets	$37,518,326
Shares outstanding	6,917,145
Net asset value per share	$5.42
Institutional Class(c)
Net assets	$599,321,234
Shares outstanding	110,755,701
Net asset value per share	$5.41
Institutional 2 Class(d)
Net assets	$42,221,936
Shares outstanding	7,799,027
Net asset value per share	$5.41
Institutional 3 Class(e)
Net assets	$804,196,345
Shares outstanding	149,225,041
Net asset value per share	$5.39
Class K
Net assets	$714,453
Shares outstanding	132,232
Net asset value per share	$5.40
Class R
Net assets	$900,510
Shares outstanding	166,453
Net asset value per share	$5.41
Class T
Net assets	$331,323
Shares outstanding	61,066
Net asset value per share	$5.43
Maximum offering price per share(f)	$5.57

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	17

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,736,526
Dividends — affiliated issuers	24,827
Interest	34,059,026
Total income	37,820,379
Expenses:
Management services fees	5,178,664
Distribution and/or service fees
Class A	688,404
Class B(a)	419
Class C	203,865
Class R	2,384
Class T	561
Transfer agent fees
Class A	449,924
Advisor Class(b)	67,074
Class B(a)	69
Class C	32,783
Institutional Class(c)	498,107
Institutional 2 Class(d)	9,245
Institutional 3 Class(e)	36,328
Class K	214
Class R	766
Class T	361
Plan administration fees
Class K	916
Compensation of board members	29,913
Custodian fees	25,770
Printing and postage fees	60,218
Registration fees	87,480
Audit fees	24,919
Legal fees	14,251
Compensation of chief compliance officer	231
Other	22,276
Total expenses	7,435,142
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(113,596)
Expense reduction	(5,438)
Total net expenses	7,316,108
Net investment income	30,504,271
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,336,924
Investments — affiliated issuers	296
Futures contracts	(2,606,707)
Options purchased	(4,644,750)
Options contracts written	806,250
Swap contracts	(212,151)
Net realized gain	1,679,862
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(31,108,395)
Futures contracts	875,387
Options purchased	3,220,668
Swap contracts	(344,708)
Net change in unrealized appreciation (depreciation)	(27,357,048)
Net realized and unrealized loss	(25,677,186)
Net increase in net assets resulting from operations	$4,827,085

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Statement of Operations  (continued)
Six Months Ended November 30, 2017 (Unaudited)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	19

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$30,504,271	$56,304,395
Net realized gain (loss)	1,679,862	(646,886)
Net change in unrealized appreciation (depreciation)	(27,357,048)	4,379,934
Net increase in net assets resulting from operations	4,827,085	60,037,443
Distributions to shareholders
Net investment income
Class A	(7,597,017)	(13,216,391)
Advisor Class(a)	(1,262,573)	(1,597,816)
Class B(b)	(715)	(8,121)
Class C	(407,894)	(639,691)
Class I(c)	—	(15,568,922)
Institutional Class(d)	(9,328,702)	(12,969,170)
Institutional 2 Class(e)	(500,738)	(612,312)
Institutional 3 Class(f)	(12,573,875)	(5,050,863)
Class K	(10,440)	(14,134)
Class R	(11,943)	(2,911)
Class T	(6,142)	(244,894)
Net realized gains
Class A	—	(3,226,377)
Advisor Class(a)	—	(312,217)
Class B(b)	—	(3,439)
Class C	—	(250,671)
Class I(c)	—	(3,791,333)
Institutional Class(d)	—	(2,694,538)
Institutional 2 Class(e)	—	(125,525)
Institutional 3 Class(f)	—	(273,873)
Class K	—	(3,168)
Class R	—	(211)
Class T	—	(14,495)
Total distributions to shareholders	(31,700,039)	(60,621,072)
Increase (decrease) in net assets from capital stock activity	20,758,201	(15,234,901)
Total decrease in net assets	(6,114,753)	(15,818,530)
Net assets at beginning of period	2,117,412,685	2,133,231,215
Net assets at end of period	$2,111,297,932	$2,117,412,685
Undistributed net investment income	$714,823	$1,910,591

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	8,324,204	45,376,992	36,328,183	198,903,271
Distributions reinvested	1,033,042	5,628,967	2,426,993	13,231,997
Redemptions	(11,802,067)	(64,372,307)	(59,090,817)	(320,672,023)
Net decrease	(2,444,821)	(13,366,348)	(20,335,641)	(108,536,755)
Advisor Class(c)
Subscriptions	3,198,799	17,436,694	9,587,996	52,178,372
Distributions reinvested	168,100	914,694	279,556	1,522,923
Redemptions	(2,054,667)	(11,201,987)	(4,656,942)	(25,313,329)
Net increase	1,312,232	7,149,401	5,210,610	28,387,966
Class B(a)
Subscriptions	3	18	19,107	105,533
Distributions reinvested	77	421	1,752	9,553
Redemptions (b)	(62,838)	(341,851)	(122,243)	(666,132)
Net decrease	(62,758)	(341,412)	(101,384)	(551,046)
Class C
Subscriptions	376,063	2,056,280	2,745,326	15,088,380
Distributions reinvested	69,832	380,837	144,040	785,607
Redemptions	(1,777,865)	(9,723,666)	(3,285,146)	(17,883,970)
Net decrease	(1,331,970)	(7,286,549)	(395,780)	(2,009,983)
Class I(d)
Subscriptions	—	—	24,995,674	136,693,088
Distributions reinvested	—	—	3,322,273	18,110,620
Redemptions	—	—	(163,879,456)	(886,365,154)
Net decrease	—	—	(135,561,509)	(731,561,446)
Institutional Class(e)
Subscriptions	18,015,153	98,219,474	83,364,175	452,082,581
Distributions reinvested	1,111,822	6,048,979	1,705,367	9,295,567
Redemptions	(21,324,314)	(116,131,824)	(71,712,935)	(389,068,177)
Net increase (decrease)	(2,197,339)	(11,863,371)	13,356,607	72,309,971
Institutional 2 Class(f)
Subscriptions	3,618,185	19,717,116	2,098,152	11,457,175
Distributions reinvested	92,026	500,731	135,078	736,033
Redemptions	(614,447)	(3,345,591)	(1,688,614)	(9,211,496)
Net increase	3,095,764	16,872,256	544,616	2,981,712
Institutional 3 Class(d),(g)
Subscriptions	12,132,484	65,874,826	145,085,760	780,843,733
Distributions reinvested	2,320,411	12,573,702	980,034	5,322,942
Redemptions	(8,938,182)	(48,487,513)	(11,193,586)	(60,676,799)
Net increase	5,514,713	29,961,015	134,872,208	725,489,876
Class K
Subscriptions	5,130	27,967	18,552	100,776
Distributions reinvested	1,891	10,271	3,132	17,036
Redemptions	(6,553)	(35,574)	(3,259)	(17,603)
Net increase	468	2,664	18,425	100,209
Class R
Subscriptions	19,065	103,890	234,377	1,274,505
Distributions reinvested	2,165	11,775	530	2,892
Redemptions	(34,436)	(187,661)	(57,090)	(310,623)
Net increase (decrease)	(13,206)	(71,996)	177,817	966,774
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	9,890,301	53,511,787
Distributions reinvested	1,099	6,003	47,792	259,134
Redemptions	(55,460)	(303,462)	(10,475,016)	(56,583,100)
Net decrease	(54,361)	(297,459)	(536,923)	(2,812,179)
Total net increase (decrease)	3,818,722	20,758,201	(2,750,954)	(15,234,901)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

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Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$5.48	0.07	(0.05)	0.02	(0.08)	—
5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)
5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)
5/31/2015	$5.48	0.13	0.08	0.21	(0.14)	—
5/31/2014	$5.56	0.12	(0.01)	0.11	(0.17)	(0.02)
5/31/2013	$5.63	0.10	0.08	0.18	(0.14)	(0.11)
Advisor Class(g)
11/30/2017 (c)	$5.48	0.08	(0.07)	0.01	(0.08)	—
5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)
5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)
5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—
5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)
5/31/2013 (h)	$5.76	0.06	(0.06) (i)	0.00 (j)	(0.09)	(0.11)
Class C
11/30/2017 (c)	$5.49	0.05	(0.06)	(0.01)	(0.06)	—
5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)
5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)
5/31/2015	$5.49	0.09	0.08	0.17	(0.10)	—
5/31/2014	$5.57	0.08	(0.01)	0.07	(0.13)	(0.02)
5/31/2013	$5.64	0.06	0.08	0.14	(0.10)	(0.11)
Institutional Class(k)
11/30/2017 (c)	$5.48	0.08	(0.07)	0.01	(0.08)	—
5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)
5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)
5/31/2015	$5.48	0.14	0.08	0.22	(0.15)	—
5/31/2014	$5.56	0.13	(0.00) (j)	0.13	(0.19)	(0.02)
5/31/2013	$5.63	0.11	0.09	0.20	(0.16)	(0.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$5.42	0.29%	0.93% (d)	0.91% (d),(e)	2.65% (d)	158%	$539,524
(0.14)	$5.48	2.56%	0.91% (f)	0.88% (e),(f)	2.32%	338%	$559,807
(0.15)	$5.48	1.45%	0.97%	0.89% (e)	2.39%	328%	$670,575
(0.14)	$5.55	3.80%	0.97%	0.87% (e)	2.34%	358%	$575,613
(0.19)	$5.48	2.13%	0.95%	0.86% (e)	2.23%	413%	$560,484
(0.25)	$5.56	3.28%	0.94%	0.86% (e)	1.81%	576%	$729,893

(0.08)	$5.41	0.22%	0.67% (d)	0.66% (d),(e)	2.90% (d)	158%	$86,570
(0.15)	$5.48	3.01%	0.66% (f)	0.63% (e),(f)	2.64%	338%	$80,482
(0.16)	$5.47	1.51%	0.72%	0.65% (e)	2.64%	328%	$51,857
(0.15)	$5.55	4.07%	0.72%	0.63% (e)	2.67%	358%	$21,401
(0.21)	$5.48	2.40%	0.70%	0.61% (e)	2.54%	413%	$12,510
(0.20)	$5.56	(0.01%)	0.73% (d)	0.61% (d)	2.11% (d)	576%	$181

(0.06)	$5.42	(0.28%)	1.67% (d)	1.66% (d),(e)	1.91% (d)	158%	$37,518
(0.10)	$5.49	1.80%	1.66% (f)	1.63% (e),(f)	1.58%	338%	$45,314
(0.11)	$5.49	0.68%	1.72%	1.64% (e)	1.63%	328%	$47,429
(0.10)	$5.56	3.04%	1.71%	1.62% (e)	1.58%	358%	$36,855
(0.15)	$5.49	1.37%	1.70%	1.61% (e)	1.49%	413%	$38,790
(0.21)	$5.57	2.50%	1.69%	1.61% (e)	1.00%	576%	$68,017

(0.08)	$5.41	0.22%	0.67% (d)	0.66% (d),(e)	2.90% (d)	158%	$599,321
(0.15)	$5.48	3.01%	0.66% (f)	0.63% (e),(f)	2.60%	338%	$619,001
(0.16)	$5.47	1.51%	0.72%	0.64% (e)	2.63%	328%	$545,140
(0.15)	$5.55	4.07%	0.71%	0.62% (e)	2.58%	358%	$447,990
(0.21)	$5.48	2.40%	0.70%	0.61% (e)	2.46%	413%	$452,308
(0.27)	$5.56	3.53%	0.69%	0.61% (e)	2.01%	576%	$886,922
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	25

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 2 Class(l)
11/30/2017 (c)	$5.48	0.08	(0.07)	0.01	(0.08)	—
5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)
5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)
5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—
5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)
5/31/2013 (m)	$5.76	0.07	(0.07) (i)	0.00 (j)	(0.09)	(0.11)
Institutional 3 Class(n)
11/30/2017 (c)	$5.46	0.08	(0.06)	0.02	(0.09)	—
5/31/2017	$5.45	0.17	0.00 (j)	0.17	(0.13)	(0.03)
5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)
5/31/2015 (o)	$5.44	0.10	0.08	0.18	(0.10)	—
Class K
11/30/2017 (c)	$5.47	0.07	(0.06)	0.01	(0.08)	—
5/31/2017	$5.47	0.13	0.01	0.14	(0.11)	(0.03)
5/31/2016	$5.54	0.14	(0.06)	0.08	(0.13)	(0.02)
5/31/2015	$5.47	0.14	0.07	0.21	(0.14)	—
5/31/2014	$5.55	0.13	(0.01)	0.12	(0.18)	(0.02)
5/31/2013	$5.62	0.11	0.08	0.19	(0.15)	(0.11)
Class R
11/30/2017 (c)	$5.48	0.07	(0.07)	0.00 (j)	(0.07)	—
5/31/2017	$5.47	0.14	(0.01) (i)	0.13	(0.09)	(0.03)
5/31/2016 (p)	$5.43	0.03	0.03 (i)	0.06	(0.02)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$5.41	0.28%	0.57% (d)	0.57% (d)	2.98% (d)	158%	$42,222
(0.16)	$5.48	2.90%	0.55% (f)	0.54% (f)	2.70%	338%	$25,782
(0.17)	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
(0.15)	$5.55	4.15%	0.57%	0.54%	2.71%	358%	$11,921
(0.21)	$5.48	2.47%	0.57%	0.53%	2.62%	413%	$5,539
(0.20)	$5.56	0.04%	0.57% (d)	0.55% (d)	2.16% (d)	576%	$506

(0.09)	$5.39	0.29%	0.52% (d)	0.52% (d)	3.04% (d)	158%	$804,196
(0.16)	$5.46	3.16%	0.51% (f)	0.51% (f)	3.13%	338%	$784,343
(0.17)	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
(0.10)	$5.52	3.41%	0.52% (d)	0.50% (d)	2.81% (d)	358%	$1,228

(0.08)	$5.40	0.14%	0.82% (d)	0.82% (d)	2.74% (d)	158%	$714
(0.14)	$5.47	2.65%	0.80% (f)	0.79% (f)	2.45%	338%	$721
(0.15)	$5.47	1.55%	0.82%	0.79%	2.49%	328%	$619
(0.14)	$5.54	3.89%	0.82%	0.80%	2.50%	358%	$538
(0.20)	$5.47	2.20%	0.81%	0.79%	2.32%	413%	$84
(0.26)	$5.55	3.33%	0.81%	0.80%	1.88%	576%	$83

(0.07)	$5.41	(0.02%)	1.17% (d)	1.16% (d),(e)	2.41% (d)	158%	$901
(0.12)	$5.48	2.50%	1.17% (f)	1.14% (e),(f)	2.58%	338%	$984
(0.02)	$5.47	1.20%	1.20% (d)	1.15% (d)	1.95% (d)	328%	$10
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	27

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T
11/30/2017 (c)	$5.49	0.07	(0.05)	0.02	(0.08)	—
5/31/2017	$5.49	0.12	0.02	0.14	(0.11)	(0.03)
5/31/2016	$5.56	0.14	(0.06)	0.08	(0.13)	(0.02)
5/31/2015	$5.49	0.13	0.08	0.21	(0.14)	—
5/31/2014	$5.58	0.12	(0.02)	0.10	(0.17)	(0.02)
5/31/2013 (q)	$5.65	0.09	0.09	0.18	(0.14)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class K	Class R	Class T
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%	0.01%	0.02%

(g)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(h)	Advisor Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Rounds to zero.
(k)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(l)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(m)	Institutional 2 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(n)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(o)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(p)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(q)	Class T shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$5.43	0.29%	0.92% (d)	0.91% (d),(e)	2.70% (d)	158%	$331
(0.14)	$5.49	2.55%	0.91% (f)	0.88% (e),(f)	2.22%	338%	$634
(0.15)	$5.49	1.46%	0.98%	0.88% (e)	2.50%	328%	$3,581
(0.14)	$5.56	3.80%	0.98%	0.88% (e)	2.38%	358%	$34,319
(0.19)	$5.49	1.94%	0.95%	0.86% (e)	2.22%	413%	$7,393
(0.25)	$5.58	3.15%	0.94% (d)	0.86% (d)	1.75% (d)	576%	$10,367
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	29

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
30	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	31

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
32	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	33

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
34	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	483,467*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,230,914*
Interest rate risk	Investments, at value — Options purchased	3,156,467
Total		4,870,848

Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	35

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	2,980,991*
Credit risk	Upfront receipts on swap contracts	11,413,553
Interest rate risk	Net assets — unrealized depreciation on futures contracts	308,298*
Total		14,702,842

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(212,151)	(212,151)
Interest rate risk	(2,606,707)	806,250	(4,644,750)	—	(6,445,207)
Total	(2,606,707)	806,250	(4,644,750)	(212,151)	(6,657,358)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(344,708)	(344,708)
Interest rate risk	875,387	3,220,668	—	4,096,055
Total	875,387	3,220,668	(344,708)	3,751,347
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	157,799,628
Futures contracts — short	443,328,749
Credit default swap contracts — sell protection	88,950,000

Derivative instrument	Average value ($)*
Options contracts — purchased	4,271,890
Options contracts — written	(1,806,413)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2017.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
36	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	37

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2017:
	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	TD Securities ($)	Total ($)
Assets
Options purchased calls	5,040	-	-	-	-	-	5,040
Options purchased puts	3,151,427	-	-	-	-	-	3,151,427
Repurchase agreements	-	-	-	-	-	71,000,000	71,000,000
Total assets	3,156,467	-	-	-	-	71,000,000	74,156,467
Liabilities
OTC credit default swap contracts (a)	613,424	1,503,865	4,129,548	5,490,845	2,173,395	-	13,911,077
Total financial and derivative net assets	2,543,043	(1,503,865)	(4,129,548)	(5,490,845)	(2,173,395)	71,000,000	60,245,390
Total collateral received (pledged) (b)	1,909,000	(1,503,865)	(4,129,548)	(5,480,000)	(2,173,395)	71,000,000	59,622,192
Net amount (c)	634,043	-	-	(10,845)	-	-	623,198

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
38	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	39

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class B	0.03 (a),(b)
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.16
Class T	0.16

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $5,438.
40	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $276,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	95,552
Class C	5,396
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	0.93%	0.90%
Advisor Class	0.68	0.65
Class C	1.68	1.65
Institutional Class	0.68	0.65
Institutional 2 Class	0.57	0.57
Institutional 3 Class	0.52	0.52
Class K	0.82	0.82
Class R	1.18	1.15
Class T	0.93	0.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	41

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,682,201,000	18,428,000	(47,100,000)	(28,672,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2017 as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	14,188,526
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,134,543,691 and $4,126,984,712, respectively, for the six months ended November 30, 2017, of which $3,805,960,278 and $3,806,928,338, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
42	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	43

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2017, one unaffiliated shareholder of record owned 16.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 45.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Government Mortgage Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	45

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
46	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia U.S. Government Mortgage Fund | Semiannual Report 2017	47

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
48	Columbia U.S. Government Mortgage Fund | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia U.S. Government Mortgage Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR236_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Seligman Communications and Information Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Seligman Communications and Information Fund   |  Semiannual Report 2017

Columbia Seligman Communications and Information Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team member
Managed Fund since 2013
Sanjay Devgan
Technology Team member
Managed Fund since 2013
Jeetil Patel
Technology Team member
Managed Fund since 2015
Christopher Boova
Technology Team member
Managed Fund since February 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	10.18	37.93	22.23	12.51
	Including sales charges		3.85	30.01	20.79	11.85
Advisor Class*		08/03/09	10.34	38.30	22.53	12.58
Class C	Excluding sales charges	05/27/99	9.77	36.89	21.32	11.67
	Including sales charges		8.77	35.89	21.32	11.67
Institutional Class*		09/27/10	10.33	38.27	22.54	12.73
Institutional 2 Class		11/30/01	10.36	38.35	22.68	12.94
Institutional 3 Class*		03/01/17	10.38	38.30	22.29	12.54
Class K*		08/03/09	10.22	38.00	22.37	12.62
Class R		04/30/03	10.06	37.60	21.93	12.21
Class T*	Excluding sales charges	04/03/17	10.16	37.91	22.22	12.51
	Including sales charges		7.40	34.45	21.60	12.22
S&P North American Technology Sector Index			14.60	39.20	22.07	12.38
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
Lam Research Corp.	8.4
Micron Technology, Inc.	6.8
Broadcom Ltd.	6.4
Apple, Inc.	6.1
Qorvo, Inc.	4.1
Synopsys, Inc.	3.8
Applied Materials, Inc.	3.5
Alphabet, Inc., Class C	3.0
Nuance Communications, Inc.	3.0
Visa, Inc., Class A	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	1.4
Industrials	0.1
Information Technology	98.3
Telecommunication Services	0.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at November 30, 2017)
Information Technology
Application Software	9.8
Communications Equipment	2.8
Data Processing & Outsourced Services	5.0
Electronic Equipment & Instruments	0.5
Home Entertainment Software	0.1
Internet Software & Services	10.4
IT Consulting & Other Services	1.1
Semiconductor Equipment	14.5
Semiconductors	34.1
Systems Software	7.4
Technology Hardware, Storage & Peripherals	12.6
Total	98.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Seligman Communications and Information Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,101.80	1,018.85	6.53	6.28	1.24
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,103.40	1,020.10	5.22	5.01	0.99
Class C	1,000.00	1,000.00	1,097.70	1,015.09	10.46	10.05	1.99
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,103.30	1,020.10	5.22	5.01	0.99
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,103.60	1,020.31	5.01	4.81	0.95
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,103.80	1,020.51	4.80	4.61	0.91
Class K	1,000.00	1,000.00	1,102.20	1,019.05	6.32	6.07	1.20
Class R	1,000.00	1,000.00	1,100.60	1,017.60	7.85	7.54	1.49
Class T	1,000.00	1,000.00	1,101.60	1,018.85	6.53	6.28	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 97.9%
Issuer	Shares	Value ($)
Consumer Discretionary 1.3%
Internet & Direct Marketing Retail 0.2%
Internet & Direct Marketing Retail 0.2%
JD.com, Inc., ADR(a)	407,700	15,268,365
Media 1.1%
Cable & Satellite 0.7%
Comcast Corp., Class A	1,086,400	40,783,456
Movies & Entertainment 0.4%
Time Warner, Inc.	284,300	26,016,293
Total Media		66,799,749
Total Consumer Discretionary		82,068,114
Industrials 0.1%
Professional Services 0.1%
Research & Consulting Services 0.1%
Nielsen Holdings PLC	218,000	8,004,960
Total Industrials		8,004,960
Information Technology 96.3%
Communications Equipment 2.7%
Communications Equipment 2.7%
Arista Networks, Inc.(a)	238,997	55,714,981
Arris International PLC(a)	3,550,832	106,418,435
Lumentum Holdings, Inc.(a)	91,800	4,961,790
Total		167,095,206
Electronic Equipment, Instruments & Components 0.5%
Electronic Equipment & Instruments 0.5%
Keysight Technologies, Inc.(a)	145,719	6,338,776
Orbotech Ltd.(a)	433,200	21,945,912
Total		28,284,688
Internet Software & Services 10.1%
Internet Software & Services 10.1%
Alphabet, Inc., Class A(a)	152,000	157,497,840
Alphabet, Inc., Class C(a)	179,251	183,088,764
Cornerstone OnDemand, Inc.(a)	351,300	12,987,561
eBay, Inc.(a)	2,862,300	99,235,941
Facebook, Inc., Class A(a)	604,000	107,016,720
GoDaddy, Inc., Class A(a)	443,263	21,564,745
Common Stocks (continued)
Issuer	Shares	Value ($)
LogMeIn, Inc.	309,848	36,871,912
Okta, Inc.(a)	202,162	5,905,152
Total		624,168,635
IT Services 6.0%
Data Processing & Outsourced Services 4.9%
Euronet Worldwide, Inc.(a)	421,223	38,478,721
Fidelity National Information Services, Inc.	193,200	18,224,556
PayPal Holdings, Inc.(a)	560,790	42,468,627
Travelport Worldwide Ltd.	2,122,427	28,419,297
Visa, Inc., Class A	1,554,600	175,032,414
Total		302,623,615
IT Consulting & Other Services 1.1%
DXC Technology Co.	663,675	63,805,715
Total IT Services		366,429,330
Semiconductors & Semiconductor Equipment 47.7%
Semiconductor Equipment 14.3%
Applied Materials, Inc.	3,946,100	208,235,697
Lam Research Corp.	2,621,897	504,269,450
Teradyne, Inc.(b)	4,024,448	162,869,411
Total		875,374,558
Semiconductors 33.4%
Broadcom Ltd.	1,382,901	384,363,504
Cavium, Inc.(a)	1,457,145	124,556,755
Cypress Semiconductor Corp.	2,233,004	35,750,394
Inphi Corp.(a),(b)	2,507,574	102,986,064
Integrated Device Technology, Inc.(a)	4,785,400	143,992,686
Lattice Semiconductor Corp.(a),(b)	13,920,477	81,713,200
Marvell Technology Group Ltd.	2,853,200	63,740,488
Maxim Integrated Products, Inc.	2,722,307	142,458,325
Microchip Technology, Inc.	1,863,800	162,131,962
Micron Technology, Inc.(a)	9,727,700	412,357,203
ON Semiconductor Corp.(a)	1,764,488	35,430,919
Qorvo, Inc.(a)	3,216,691	246,334,197
Synaptics, Inc.(a),(b)	3,168,298	119,571,567
Total		2,055,387,264
Total Semiconductors & Semiconductor Equipment		2,930,761,822
Software 17.0%

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Application Software 9.6%
Adobe Systems, Inc.(a)	143,000	25,950,210
Micro Focus International PLC	97,121	3,269,214
Micro Focus International PLC, ADR(a)	486,005	16,281,167
Nuance Communications, Inc.(a)	11,525,794	179,110,839
Salesforce.com, Inc.(a)	602,051	62,805,960
Splunk, Inc.(a)	397,200	31,811,747
Synopsys, Inc.(a)	2,515,433	227,344,835
Verint Systems, Inc.(a)	566,500	24,784,375
Zendesk, Inc.(a)	499,206	16,778,314
Total		588,136,661
Home Entertainment Software 0.1%
Zynga, Inc., Class A(a)	2,200,000	9,020,000
Systems Software 7.3%
Check Point Software Technologies Ltd.(a)	253,149	26,400,909
Fortinet, Inc.(a)	2,066,411	86,913,246
Microsoft Corp.	713,100	60,021,627
Oracle Corp.	3,246,000	159,248,760
SailPoint Technologies Holding, Inc.(a)	650,771	9,566,334
Tableau Software, Inc., Class A(a)	38,189	2,684,687
TiVo Corp.	5,726,600	101,933,480
Total		446,769,043
Total Software		1,043,925,704
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 12.3%
Technology Hardware, Storage & Peripherals 12.3%
Apple, Inc.	2,149,700	369,425,945
Electronics for Imaging, Inc.(a),(b)	3,372,035	103,723,797
Western Digital Corp.	2,215,400	174,706,444
Xerox Corp.	3,741,025	110,958,801
Total		758,814,987
Total Information Technology		5,919,480,372
Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%
Integrated Telecommunication Services 0.2%
Ooma, Inc.(a),(b)	1,029,168	11,372,306
Total Telecommunication Services		11,372,306
Total Common Stocks (Cost: $3,685,177,002)		6,020,925,752

Money Market Funds 2.1%

Columbia Short-Term Cash Fund, 1.213%(b),(c)	124,884,956	124,884,956
Total Money Market Funds (Cost: $124,884,064)		124,884,956
Total Investments (Cost $3,810,061,066)		6,145,810,708
Other Assets & Liabilities, Net		2,369,668
Net Assets		$6,148,180,376

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	208,494,820	555,115,859	(638,725,723)	124,884,956	(12,128)	212	465,593	124,884,956
Electronics for Imaging, Inc.[1]	1,591,833	1,925,805	(145,603)	3,372,035	628,865	6,784,463	—	103,723,797
Inphi Corp.[1]	1,609,700	897,874	—	2,507,574	—	1,535,206	—	102,986,064
Lattice Semiconductor Corp.	13,507,877	412,600	—	13,920,477	—	(14,483,262)	—	81,713,200
Ooma, Inc.	958,868	70,300	—	1,029,168	—	2,732,379	—	11,372,306
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Synaptics, Inc.	2,948,949	450,700	(231,351)	3,168,298	(4,380,569)	(54,474,733)	—	119,571,567
Teradyne, Inc.[2]	4,700,360	657,995	(1,333,907)	4,024,448	17,548,252	(99,138,955)	642,314	—
Total					13,784,420	(157,044,690)	1,107,907	544,251,890

1	Issuer was not an affiliate at the beginning of the period.
2	Issuer was not an affiliate at the end of period.

(c)	The rate shown is the seven-day current annualized yield at November 30, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	82,068,114	—	—	—	82,068,114
Industrials	8,004,960	—	—	—	8,004,960
Information Technology	5,916,211,158	3,269,214	—	—	5,919,480,372
Telecommunication Services	11,372,306	—	—	—	11,372,306
Total Common Stocks	6,017,656,538	3,269,214	—	—	6,020,925,752
Money Market Funds	—	—	—	124,884,956	124,884,956
Total Investments	6,017,656,538	3,269,214	—	124,884,956	6,145,810,708
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$3,242,088,909
Investments in affiliated issuers, at cost	567,972,157
Investments in unaffiliated issuers, at value	5,601,558,818
Investments in affiliated issuers, at value	544,251,890
Receivable for:
Investments sold	27,741,830
Capital shares sold	7,592,140
Dividends	3,077,401
Prepaid expenses	14,273
Other assets	7,809
Total assets	6,184,244,161
Liabilities
Payable for:
Investments purchased	27,763,180
Capital shares purchased	6,990,588
Management services fees	145,970
Distribution and/or service fees	52,429
Transfer agent fees	511,056
Plan administration fees	6
Compensation of board members	191,827
Compensation of chief compliance officer	551
Other expenses	408,178
Total liabilities	36,063,785
Net assets applicable to outstanding capital stock	$6,148,180,376
Represented by
Paid in capital	3,108,908,633
Excess of distributions over net investment income	(13,510,014)
Accumulated net realized gain	717,032,115
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,359,469,909
Investments - affiliated issuers	(23,720,267)
Total - representing net assets applicable to outstanding capital stock	$6,148,180,376
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	9

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$3,732,143,578
Shares outstanding	46,423,592
Net asset value per share	$80.39
Maximum offering price per share(a)	$85.29
Advisor Class(b)
Net assets	$134,698,347
Shares outstanding	1,719,296
Net asset value per share	$78.35
Class C
Net assets	$943,434,377
Shares outstanding	16,371,973
Net asset value per share	$57.62
Institutional Class(c)
Net assets	$1,094,696,383
Shares outstanding	12,595,906
Net asset value per share	$86.91
Institutional 2 Class(d)
Net assets	$165,482,722
Shares outstanding	1,896,448
Net asset value per share	$87.26
Institutional 3 Class(e)
Net assets	$2,895,344
Shares outstanding	33,423
Net asset value per share	$86.63
Class K
Net assets	$25,868
Shares outstanding	302
Net asset value per share(f)	$85.63
Class R
Net assets	$74,800,762
Shares outstanding	973,894
Net asset value per share	$76.81
Class T
Net assets	$2,995
Shares outstanding	37
Net asset value per share(f)	$80.70
Maximum offering price per share(g)	$82.77

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$22,389,521
Dividends — affiliated issuers	1,107,907
Total income	23,497,428
Expenses:
Management services fees	25,000,645
Distribution and/or service fees
Class A	4,422,713
Class B(a)	2,225
Class C	4,505,111
Class R	180,062
Class T	4
Transfer agent fees
Class A	1,844,836
Advisor Class(b)	53,130
Class B(a)	962
Class C	469,850
Institutional Class(c)	509,875
Institutional 2 Class(d)	41,334
Institutional 3 Class(e)	99
Class K	8
Class R	37,563
Class T	2
Plan administration fees
Class K	31
Compensation of board members	57,547
Custodian fees	19,693
Printing and postage fees	143,832
Registration fees	104,933
Audit fees	16,505
Legal fees	30,216
Compensation of chief compliance officer	551
Other	86,234
Total expenses	37,527,961
Expense reduction	(8,498)
Total net expenses	37,519,463
Net investment loss	(14,022,035)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	344,605,755
Investments — affiliated issuers	13,784,420
Foreign currency translations	(53,979)
Net realized gain	358,336,196
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	377,431,937
Investments — affiliated issuers	(157,044,690)
Net change in unrealized appreciation (depreciation)	220,387,247
Net realized and unrealized gain	578,723,443
Net increase in net assets resulting from operations	$564,701,408

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017 (a),(b)
Operations
Net investment loss	$(14,022,035)	$(23,985,967)
Net realized gain	358,336,196	625,358,758
Net change in unrealized appreciation (depreciation)	220,387,247	997,397,237
Net increase in net assets resulting from operations	564,701,408	1,598,770,028
Distributions to shareholders
Net realized gains
Class A	—	(221,702,260)
Advisor Class(c)	—	(3,375,364)
Class B(d)	—	(1,006,451)
Class C	—	(75,890,924)
Class I(e)	—	(272)
Institutional Class(f)	—	(31,490,392)
Institutional 2 Class(g)	—	(6,433,096)
Class K	—	(8,240)
Class R	—	(4,276,235)
Total distributions to shareholders	—	(344,183,234)
Increase in net assets from capital stock activity	57,367,925	305,007,532
Total increase in net assets	622,069,333	1,559,594,326
Net assets at beginning of period	5,526,111,043	3,966,516,717
Net assets at end of period	$6,148,180,376	$5,526,111,043
Undistributed (excess of distributions over) net investment income	$(13,510,014)	$512,021

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(c)
Subscriptions (d)	2,261,768	169,702,536	6,210,615	402,697,787
Distributions reinvested	—	—	3,390,286	201,586,420
Redemptions	(3,340,435)	(250,254,906)	(10,060,526)	(634,550,153)
Net decrease	(1,078,667)	(80,552,370)	(459,625)	(30,265,946)
Advisor Class(e)
Subscriptions	804,770	59,043,371	823,358	51,563,504
Distributions reinvested	—	—	35,829	2,070,891
Redemptions	(245,962)	(17,651,398)	(183,984)	(11,120,498)
Net increase	558,808	41,391,973	675,203	42,513,897
Class B(c)
Subscriptions	319	16,382	3,321	143,927
Distributions reinvested	—	—	19,852	851,849
Redemptions (d)	(149,209)	(7,842,331)	(167,752)	(7,643,561)
Net decrease	(148,890)	(7,825,949)	(144,579)	(6,647,785)
Class C
Subscriptions	742,319	39,858,030	1,797,884	82,862,029
Distributions reinvested	—	—	1,500,186	64,402,996
Redemptions	(1,326,685)	(71,179,115)	(4,517,553)	(215,789,938)
Net decrease	(584,366)	(31,321,085)	(1,219,483)	(68,524,913)
Class I(f)
Redemptions	—	—	(54)	(3,913)
Net decrease	—	—	(54)	(3,913)
Institutional Class(g)
Subscriptions	2,356,556	189,778,100	6,465,301	452,564,508
Distributions reinvested	—	—	378,867	24,292,954
Redemptions	(964,632)	(78,404,048)	(1,451,333)	(98,434,191)
Net increase	1,391,924	111,374,052	5,392,835	378,423,271
Institutional 2 Class(h)
Subscriptions	502,610	41,297,724	742,817	50,472,075
Distributions reinvested	—	—	95,845	6,167,588
Redemptions	(193,764)	(15,574,386)	(1,176,415)	(74,303,723)
Net increase (decrease)	308,846	25,723,338	(337,753)	(17,664,060)
Institutional 3 Class(f),(i)
Subscriptions	31,114	2,522,393	2,834	213,949
Redemptions	(525)	(44,039)	—	—
Net increase	30,589	2,478,354	2,834	213,949
Class K
Subscriptions	32	2,533	1,298	87,065
Distributions reinvested	—	—	126	7,975
Redemptions	(46)	(3,509)	(2,134)	(147,681)
Net decrease	(14)	(976)	(710)	(52,641)
Class R
Subscriptions	143,132	10,330,306	394,107	23,873,773
Distributions reinvested	—	—	64,672	3,682,441
Redemptions	(198,208)	(14,229,718)	(345,288)	(20,543,041)
Net increase (decrease)	(55,076)	(3,899,412)	113,491	7,013,173
Class T
Subscriptions	—	—	37	2,500
Net increase	—	—	37	2,500
Total net increase	423,154	57,367,925	4,022,196	305,007,532

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	13

Statement of Changes in Net Assets   (continued)
(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares, if any.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

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Columbia Seligman Communications and Information Fund | Semiannual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
11/30/2017 (c)	$72.96	(0.16)	7.59	7.43	—
5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)
5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)
5/31/2015	$54.27	(0.33)	16.09	15.76	(7.08)
5/31/2014	$45.03	(0.27)	10.29	10.02	(0.78)
5/31/2013	$42.89	(0.29)	5.15	4.86	(2.72)
Advisor Class(g)
11/30/2017 (c)	$71.01	(0.07)	7.41	7.34	—
5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)
5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)
5/31/2015	$53.23	(0.18)	15.75	15.57	(7.28)
5/31/2014	$44.08	(0.17)	10.10	9.93	(0.78)
5/31/2013	$42.00	(0.30)	5.10	4.80	(2.72)
Class C
11/30/2017 (c)	$52.49	(0.32)	5.45	5.13	—
5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)
5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)
5/31/2015	$42.68	(0.59)	12.45	11.86	(6.49)
5/31/2014	$35.83	(0.50)	8.13	7.63	(0.78)
5/31/2013	$34.91	(0.49)	4.13	3.64	(2.72)
Institutional Class(h)
11/30/2017 (c)	$78.77	(0.07)	8.21	8.14	—
5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)
5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)
5/31/2015	$57.47	(0.19)	17.09	16.90	(7.28)
5/31/2014	$47.53	(0.15)	10.87	10.72	(0.78)
5/31/2013	$45.01	(0.19)	5.43	5.24	(2.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$80.39	10.18%	1.24% (d)	1.24% (d),(e)	(0.42%) (d)	21%	$3,732,144
(4.80)	$72.96	41.72%	1.29%	1.29% (e)	(0.43%)	54%	$3,465,647
(5.93)	$55.64	(2.15%)	1.35% (f)	1.35% (e),(f)	(0.48%)	48%	$2,668,756
(7.08)	$62.95	31.04%	1.35%	1.35% (e)	(0.57%)	61%	$2,980,017
(0.78)	$54.27	22.48%	1.41% (f)	1.41% (e),(f)	(0.55%)	48%	$2,486,060
(2.72)	$45.03	11.87%	1.37% (f)	1.37% (e),(f)	(0.66%)	61%	$2,411,838

—	$78.35	10.34%	0.99% (d)	0.99% (d),(e)	(0.19%) (d)	21%	$134,698
(4.94)	$71.01	42.07%	1.03%	1.03% (e)	(0.17%)	54%	$82,405
(6.07)	$54.25	(1.91%)	1.10% (f)	1.10% (e),(f)	(0.23%)	48%	$26,328
(7.28)	$61.52	31.35%	1.11%	1.11% (e)	(0.31%)	61%	$22,487
(0.78)	$53.23	22.76%	1.16% (f)	1.16% (e),(f)	(0.35%)	48%	$14,254
(2.72)	$44.08	11.99%	1.22% (f)	1.22% (f)	(0.71%)	61%	$588

—	$57.62	9.77%	1.99% (d)	1.99% (d),(e)	(1.17%) (d)	21%	$943,434
(4.40)	$52.49	40.64%	2.04%	2.04% (e)	(1.18%)	54%	$890,068
(5.51)	$41.15	(2.88%)	2.10% (f)	2.10% (e),(f)	(1.23%)	48%	$747,911
(6.49)	$48.05	30.05%	2.10%	2.10% (e)	(1.31%)	61%	$815,273
(0.78)	$42.68	21.57%	2.16% (f)	2.16% (e),(f)	(1.30%)	48%	$671,468
(2.72)	$35.83	11.06%	2.12% (f)	2.12% (e),(f)	(1.41%)	61%	$633,180

—	$86.91	10.33%	0.99% (d)	0.99% (d),(e)	(0.18%) (d)	21%	$1,094,696
(4.94)	$78.77	42.05%	1.04%	1.04% (e)	(0.19%)	54%	$882,557
(6.07)	$59.72	(1.89%)	1.10% (f)	1.10% (e),(f)	(0.23%)	48%	$347,029
(7.28)	$67.09	31.36%	1.10%	1.10% (e)	(0.31%)	61%	$338,516
(0.78)	$57.47	22.77%	1.16% (f)	1.16% (e),(f)	(0.30%)	48%	$189,112
(2.72)	$47.53	12.16%	1.12% (f)	1.12% (e),(f)	(0.41%)	61%	$180,926
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	17

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Institutional 2 Class(i)
11/30/2017 (c)	$79.07	(0.05)	8.24	8.19	—
5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)
5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)
5/31/2015	$57.65	(0.11)	17.15	17.04	(7.38)
5/31/2014	$47.61	(0.10)	10.92	10.82	(0.78)
5/31/2013	$45.03	(0.13)	5.43	5.30	(2.72)
Institutional 3 Class(j)
11/30/2017 (c)	$78.48	(0.05)	8.20	8.15	—
5/31/2017 (k)	$71.02	(0.02)	7.48	7.46	—
Class K
11/30/2017 (c)	$77.69	(0.16)	8.10	7.94	—
5/31/2017	$59.00	(0.24)	23.80	23.56	(4.87)
5/31/2016	$66.36	(0.20)	(1.16)	(1.36)	(6.00)
5/31/2015	$56.90	(0.33)	16.97	16.64	(7.18)
5/31/2014	$47.12	(0.22)	10.78	10.56	(0.78)
5/31/2013	$44.69	(0.24)	5.39	5.15	(2.72)
Class R
11/30/2017 (c)	$69.79	(0.24)	7.26	7.02	—
5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)
5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)
5/31/2015	$52.49	(0.46)	15.53	15.07	(6.88)
5/31/2014	$43.69	(0.38)	9.96	9.58	(0.78)
5/31/2013	$41.78	(0.39)	5.02	4.63	(2.72)
Class T
11/30/2017 (c)	$73.26	(0.17)	7.61	7.44	—
5/31/2017 (l)	$67.37	(0.07)	5.96	5.89	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(l)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$87.26	10.36%	0.95% (d)	0.95% (d)	(0.13%) (d)	21%	$165,483
(5.00)	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
(6.14)	$59.94	(1.76%)	0.98% (f)	0.98% (f)	(0.09%)	48%	$115,399
(7.38)	$67.31	31.54%	0.97%	0.97%	(0.17%)	61%	$35,422
(0.78)	$57.65	22.94%	1.03% (f)	1.03% (f)	(0.19%)	48%	$24,681
(2.72)	$47.61	12.29%	0.99% (f)	0.99% (f)	(0.28%)	61%	$17,365

—	$86.63	10.38%	0.91% (d)	0.91% (d)	(0.11%) (d)	21%	$2,895
—	$78.48	10.51%	0.92% (d)	0.92% (d)	(0.04%) (d)	54%	$222

—	$85.63	10.22%	1.20% (d)	1.20% (d)	(0.39%) (d)	21%	$26
(4.87)	$77.69	41.80%	1.21%	1.21%	(0.37%)	54%	$25
(6.00)	$59.00	(2.01%)	1.22% (f)	1.22% (f)	(0.34%)	48%	$61
(7.18)	$66.36	31.18%	1.24%	1.24%	(0.54%)	61%	$49
(0.78)	$56.90	22.63%	1.27% (f)	1.27% (f)	(0.44%)	48%	$107
(2.72)	$47.12	12.04%	1.24% (f)	1.24% (f)	(0.53%)	61%	$969

—	$76.81	10.06%	1.49% (d)	1.49% (d),(e)	(0.67%) (d)	21%	$74,801
(4.67)	$69.79	41.36%	1.54%	1.54% (e)	(0.68%)	54%	$71,811
(5.79)	$53.42	(2.39%)	1.60% (f)	1.60% (e),(f)	(0.73%)	48%	$48,905
(6.88)	$60.68	30.70%	1.60%	1.60% (e)	(0.82%)	61%	$53,583
(0.78)	$52.49	22.16%	1.66% (f)	1.66% (e),(f)	(0.80%)	48%	$42,742
(2.72)	$43.69	11.63%	1.62% (f)	1.62% (e),(f)	(0.92%)	61%	$41,000

—	$80.70	10.16%	1.24% (d)	1.24% (d),(e)	(0.43%) (d)	21%	$3
—	$73.26	8.74%	1.28% (d)	1.28% (d),(e)	(0.67%) (d)	54%	$3
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	19

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
20	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
22	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.872% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class B	0.02 (a),(b)
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.10
Class T	0.10

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $616,212. The liability remaining at November 30, 2017 for non-recurring charges associated with the lease amounted to $297,611 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $8,498.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,440,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.
24	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	2,425,338
Class C	14,880
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.49%	1.45%
Advisor Class	1.24	1.20
Class C	2.24	2.20
Institutional Class	1.24	1.20
Institutional 2 Class	1.19	1.12
Institutional 3 Class	1.15	1.07
Class K	1.44	1.37
Class R	1.74	1.70
Class T	1.49	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,810,061,000	2,390,141,000	(54,391,000)	2,335,750,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,301,750,100 and $1,201,245,804, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At November 30, 2017, two unaffiliated shareholders of record owned 20.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
26	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	27

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
28	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	29

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Seligman Communications and Information Fund | Semiannual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Seligman Communications and Information Fund | Semiannual Report 2017	31

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Columbia Seligman Communications and Information Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR219_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Select Large-Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large-Cap Value Fund   |  Semiannual Report 2017

Columbia Select Large-Cap Value Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead portfolio manager
Managed Fund since 1997
Kari Montanus
Co-portfolio manager
Managed Fund since 2014
Richard Taft, CPA
Co-portfolio manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	12.62	20.64	15.91	8.49
	Including sales charges		6.15	13.68	14.54	7.85
Advisor Class*		11/08/12	12.75	20.95	16.22	8.63
Class C	Excluding sales charges	05/27/99	12.18	19.72	15.05	7.69
	Including sales charges		11.18	18.72	15.05	7.69
Institutional Class*		09/27/10	12.75	20.95	16.21	8.69
Institutional 2 Class		11/30/01	12.78	21.03	16.32	8.93
Institutional 3 Class*		10/01/14	12.84	21.12	16.22	8.64
Class K*		08/03/09	12.64	20.72	16.02	8.60
Class R		04/30/03	12.47	20.38	15.63	8.22
Class T*	Excluding sales charges	09/27/10	12.61	20.62	15.90	8.20
	Including sales charges		9.80	17.59	15.31	7.93
Russell 1000 Value Index			8.79	14.83	14.17	6.84
S&P 500 Index			10.89	22.87	15.74	8.30
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
Verizon Communications, Inc.	4.5
Tyson Foods, Inc., Class A	4.3
NextEra Energy, Inc.	4.2
Citigroup, Inc.	4.0
Teradata Corp.	3.8
Bank of America Corp.	3.8
FMC Corp.	3.6
QUALCOMM, Inc.	3.5
Honeywell International, Inc.	3.2
JPMorgan Chase & Co.	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	97.2
Money Market Funds	2.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	2.7
Consumer Staples	11.2
Energy	13.7
Financials	25.7
Health Care	9.1
Industrials	9.2
Information Technology	13.9
Materials	3.6
Telecommunication Services	4.5
Utilities	6.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Large-Cap Value Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,126.20	1,019.30	6.13	5.82	1.15
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,127.50	1,020.56	4.80	4.56	0.90
Class C	1,000.00	1,000.00	1,121.80	1,015.54	10.11	9.60	1.90
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,127.50	1,020.56	4.80	4.56	0.90
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,127.80	1,020.96	4.37	4.15	0.82
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,128.40	1,021.21	4.11	3.90	0.77
Class K	1,000.00	1,000.00	1,126.40	1,019.70	5.70	5.42	1.07
Class R	1,000.00	1,000.00	1,124.70	1,018.05	7.46	7.08	1.40
Class T	1,000.00	1,000.00	1,126.10	1,019.30	6.13	5.82	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 97.0%
Issuer	Shares	Value ($)
Consumer Discretionary 2.6%
Specialty Retail 2.6%
Lowe’s Companies, Inc.	318,657	26,566,434
Total Consumer Discretionary		26,566,434
Consumer Staples 10.8%
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	56,153	10,356,298
Food Products 4.2%
Tyson Foods, Inc., Class A	507,961	41,779,792
Tobacco 5.6%
Altria Group, Inc.	378,867	25,698,548
Philip Morris International, Inc.	298,233	30,643,441
Total		56,341,989
Total Consumer Staples		108,478,079
Energy 13.3%
Energy Equipment & Services 2.1%
Halliburton Co.	498,735	20,837,148
Oil, Gas & Consumable Fuels 11.2%
Anadarko Petroleum Corp.	534,223	25,690,784
Chevron Corp.	200,073	23,806,687
Marathon Petroleum Corp.	310,286	19,433,212
Valero Energy Corp.	224,337	19,207,734
Williams Companies, Inc. (The)	831,239	24,147,493
Total		112,285,910
Total Energy		133,123,058
Financials 25.0%
Banks 13.4%
Bank of America Corp.	1,294,716	36,472,150
Citigroup, Inc.	511,238	38,598,469
JPMorgan Chase & Co.	295,935	30,931,126
Wells Fargo & Co.	499,540	28,209,024
Total		134,210,769
Capital Markets 2.9%
Morgan Stanley	562,369	29,023,864
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 8.7%
American International Group, Inc.	508,986	30,518,801
MetLife, Inc.	509,433	27,346,363
Unum Group	508,731	28,804,349
Total		86,669,513
Total Financials		249,904,146
Health Care 8.8%
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	268,930	17,622,983
Health Care Providers & Services 4.5%
Express Scripts Holding Co.(a)	217,766	14,193,988
Humana, Inc.	118,073	30,800,523
Total		44,994,511
Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	401,370	25,362,570
Total Health Care		87,980,064
Industrials 8.9%
Aerospace & Defense 1.8%
United Technologies Corp.	144,883	17,596,041
Industrial Conglomerates 3.1%
Honeywell International, Inc.	198,500	30,958,060
Road & Rail 4.0%
CSX Corp.	481,275	26,831,081
Union Pacific Corp.	106,932	13,526,898
Total		40,357,979
Total Industrials		88,912,080
Information Technology 13.5%
Communications Equipment 1.5%
Juniper Networks, Inc.	535,907	14,876,778
Electronic Equipment, Instruments & Components 2.2%
Corning, Inc.	677,020	21,928,678
IT Services 3.7%
Teradata Corp.(a)	961,491	36,546,273

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.1%
Applied Materials, Inc.	515,839	27,220,824
QUALCOMM, Inc.	517,304	34,317,947
Total		61,538,771
Total Information Technology		134,890,500
Materials 3.5%
Chemicals 3.5%
FMC Corp.	375,257	35,424,261
Total Materials		35,424,261
Telecommunication Services 4.4%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	858,504	43,689,268
Total Telecommunication Services		43,689,268
Utilities 6.2%
Electric Utilities 4.1%
NextEra Energy, Inc.	257,979	40,771,001
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.1%
AES Corp. (The)	1,983,599	20,986,478
Total Utilities		61,757,479
Total Common Stocks (Cost $550,481,954)		970,725,369

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(b),(c)	27,834,815	27,834,815
Total Money Market Funds (Cost $27,834,090)		27,834,815
Total Investments (Cost: $578,316,044)		998,560,184
Other Assets & Liabilities, Net		1,970,314
Net Assets		1,000,530,498

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	12,813,997	126,651,466	(111,630,648)	27,834,815	(6,504)	725	169,794	27,834,815
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	26,566,434	—	—	—	26,566,434
Consumer Staples	108,478,079	—	—	—	108,478,079
Energy	133,123,058	—	—	—	133,123,058
Financials	249,904,146	—	—	—	249,904,146
Health Care	87,980,064	—	—	—	87,980,064
Industrials	88,912,080	—	—	—	88,912,080
Information Technology	134,890,500	—	—	—	134,890,500
Materials	35,424,261	—	—	—	35,424,261
Telecommunication Services	43,689,268	—	—	—	43,689,268
Utilities	61,757,479	—	—	—	61,757,479
Total Common Stocks	970,725,369	—	—	—	970,725,369
Money Market Funds	—	—	—	27,834,815	27,834,815
Total Investments	970,725,369	—	—	27,834,815	998,560,184
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	7

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$550,481,954
Investments in affiliated issuers, at cost	27,834,090
Investments in unaffiliated issuers, at value	970,725,369
Investments in affiliated issuers, at value	27,834,815
Receivable for:
Capital shares sold	1,349,548
Dividends	2,486,477
Expense reimbursement due from Investment Manager	246
Prepaid expenses	3,687
Other assets	15,020
Total assets	1,002,415,162
Liabilities
Payable for:
Capital shares purchased	1,649,609
Management services fees	20,197
Distribution and/or service fees	3,795
Transfer agent fees	103,060
Plan administration fees	5
Compensation of board members	51,459
Compensation of chief compliance officer	86
Other expenses	56,453
Total liabilities	1,884,664
Net assets applicable to outstanding capital stock	$1,000,530,498
Represented by
Paid in capital	537,134,196
Undistributed net investment income	9,277,931
Accumulated net realized gain	33,874,231
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	420,243,415
Investments - affiliated issuers	725
Total - representing net assets applicable to outstanding capital stock	$1,000,530,498
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$231,623,988
Shares outstanding	8,594,357
Net asset value per share	$26.95
Maximum offering price per share(a)	$28.59
Advisor Class(b)
Net assets	$161,350,642
Shares outstanding	5,701,934
Net asset value per share	$28.30
Class C
Net assets	$69,350,281
Shares outstanding	2,809,861
Net asset value per share	$24.68
Institutional Class(c)
Net assets	$351,271,322
Shares outstanding	12,565,870
Net asset value per share	$27.95
Institutional 2 Class(d)
Net assets	$24,373,391
Shares outstanding	871,077
Net asset value per share	$27.98
Institutional 3 Class(e)
Net assets	$137,556,539
Shares outstanding	4,845,149
Net asset value per share	$28.39
Class K
Net assets	$25,307
Shares outstanding	910
Net asset value per share(f)	$27.80
Class R
Net assets	$24,722,467
Shares outstanding	932,669
Net asset value per share	$26.51
Class T
Net assets	$256,561
Shares outstanding	9,578
Net asset value per share	$26.79
Maximum offering price per share(g)	$27.48

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	9

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$9,815,313
Dividends — affiliated issuers	169,794
Total income	9,985,107
Expenses:
Management services fees	3,336,150
Distribution and/or service fees
Class A	273,489
Class B(a)	699
Class C	328,029
Class R	58,591
Class T	320
Transfer agent fees
Class A	138,971
Advisor Class(b)	78,598
Class B(a)	91
Class C	41,696
Institutional Class(c)	197,841
Institutional 2 Class(d)	7,052
Institutional 3 Class(e)	5,846
Class K	8
Class R	14,898
Class T	162
Plan administration fees
Class K	30
Compensation of board members	14,988
Custodian fees	3,246
Printing and postage fees	37,718
Registration fees	73,359
Audit fees	17,069
Legal fees	8,066
Compensation of chief compliance officer	86
Other	13,154
Total expenses	4,650,157
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(64,188)
Expense reduction	(745)
Total net expenses	4,585,224
Net investment income	5,399,883
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,945,493
Investments — affiliated issuers	(6,504)
Net realized gain	5,938,989
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	97,948,963
Investments — affiliated issuers	725
Net change in unrealized appreciation (depreciation)	97,949,688
Net realized and unrealized gain	103,888,677
Net increase in net assets resulting from operations	$109,288,560

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$5,399,883	$8,717,341
Net realized gain	5,938,989	64,208,248
Net change in unrealized appreciation (depreciation)	97,949,688	71,499,831
Net increase in net assets resulting from operations	109,288,560	144,425,420
Distributions to shareholders
Net investment income
Class A	—	(2,454,149)
Advisor Class(a)	—	(326,817)
Class B(b)	—	(3,324)
Class C	—	(312,496)
Class I(c)	—	(1,724,183)
Institutional Class(d)	—	(3,097,205)
Institutional 2 Class(e)	—	(342,488)
Institutional 3 Class(f)	—	(10,843)
Class K	—	(242)
Class R	—	(211,194)
Class T	—	(256,985)
Net realized gains
Class A	—	(15,410,059)
Advisor Class(a)	—	(1,703,485)
Class B(b)	—	(54,090)
Class C	—	(5,084,728)
Class I(c)	—	(8,185,051)
Institutional Class(d)	—	(16,143,742)
Institutional 2 Class(e)	—	(1,677,785)
Institutional 3 Class(f)	—	(51,605)
Class K	—	(1,403)
Class R	—	(1,667,474)
Class T	—	(1,613,658)
Total distributions to shareholders	—	(60,333,006)
Increase (decrease) in net assets from capital stock activity	116,802,307	(82,640,948)
Total increase in net assets	226,090,867	1,451,466
Net assets at beginning of period	774,439,631	772,988,165
Net assets at end of period	$1,000,530,498	$774,439,631
Undistributed net investment income	$9,277,931	$3,878,048

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	11

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	1,534,612	38,343,253	2,363,367	55,346,602
Distributions reinvested	—	—	617,495	14,313,526
Redemptions	(1,499,097)	(37,870,291)	(4,964,498)	(115,355,472)
Net increase (decrease)	35,515	472,962	(1,983,636)	(45,695,344)
Advisor Class(c)
Subscriptions	4,397,450	113,460,811	695,974	17,308,705
Distributions reinvested	—	—	83,611	2,030,076
Redemptions	(321,072)	(8,467,700)	(531,735)	(12,474,500)
Net increase	4,076,378	104,993,111	247,850	6,864,281
Class B(a)
Subscriptions	—	—	1,404	30,389
Distributions reinvested	—	—	2,150	45,982
Redemptions (b)	(24,597)	(551,684)	(19,946)	(423,890)
Net decrease	(24,597)	(551,684)	(16,392)	(347,519)
Class C
Subscriptions	207,355	4,736,739	460,984	9,803,685
Distributions reinvested	—	—	177,952	3,804,610
Redemptions	(365,644)	(8,304,862)	(1,170,315)	(24,910,286)
Net decrease	(158,289)	(3,568,123)	(531,379)	(11,301,991)
Class I(d)
Subscriptions	—	—	22,076	553,611
Distributions reinvested	—	—	413,736	9,908,977
Redemptions	—	—	(6,174,569)	(149,656,298)
Net decrease	—	—	(5,738,757)	(139,193,710)
Institutional Class(e)
Subscriptions	2,066,686	53,986,595	3,782,194	92,350,852
Distributions reinvested	—	—	723,336	17,345,608
Redemptions	(1,396,581)	(35,988,834)	(3,679,839)	(86,933,864)
Net increase	670,105	17,997,761	825,691	22,762,596
Institutional 2 Class(f)
Subscriptions	90,091	2,342,798	304,057	7,238,413
Distributions reinvested	—	—	83,965	2,014,322
Redemptions	(154,882)	(4,013,126)	(497,934)	(11,880,830)
Net decrease	(64,791)	(1,670,328)	(109,912)	(2,628,095)
Institutional 3 Class(d),(g)
Subscriptions	242,743	6,371,583	4,818,170	119,202,567
Distributions reinvested	—	—	2,558	62,235
Redemptions	(223,714)	(6,020,392)	(27,359)	(674,435)
Net increase	19,029	351,191	4,793,369	118,590,367
Class K
Distributions reinvested	—	—	58	1,397
Net increase	—	—	58	1,397
Class R
Subscriptions	72,573	1,794,471	314,659	7,180,659
Distributions reinvested	—	—	26,279	600,480
Redemptions	(121,439)	(2,981,186)	(490,980)	(11,269,096)
Net decrease	(48,866)	(1,186,715)	(150,042)	(3,487,957)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	44,891	1,006,731
Distributions reinvested	—	—	81,181	1,870,410
Redemptions	(1,439)	(35,868)	(1,349,545)	(31,082,114)
Net decrease	(1,439)	(35,868)	(1,223,473)	(28,204,973)
Total net increase (decrease)	4,503,045	116,802,307	(3,886,623)	(82,640,948)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$23.93	0.13	2.89	3.02	—	—
5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)
5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)
5/31/2015	$22.18	0.23	1.33	1.56	(0.19)	(0.37)
5/31/2014	$19.05	0.19	3.61	3.80	(0.26)	(0.41)
5/31/2013	$14.31	0.19	5.31	5.50	(0.21)	(0.55)
Advisor Class(g)
11/30/2017 (c)	$25.10	0.18	3.02	3.20	—	—
5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)
5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)
5/31/2015	$23.10	0.35	1.33	1.68	(0.24)	(0.37)
5/31/2014	$19.81	0.25	3.76	4.01	(0.31)	(0.41)
5/31/2013 (h)	$16.22	0.17	4.24	4.41	(0.27)	(0.55)
Class C
11/30/2017 (c)	$22.00	0.04	2.64	2.68	—	—
5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)
5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)
5/31/2015	$20.61	0.06	1.23	1.29	(0.02)	(0.37)
5/31/2014	$17.75	0.03	3.35	3.38	(0.11)	(0.41)
5/31/2013	$13.37	0.06	4.97	5.03	(0.10)	(0.55)
Institutional Class(i)
11/30/2017 (c)	$24.79	0.17	2.99	3.16	—	—
5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)
5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)
5/31/2015	$22.86	0.31	1.35	1.66	(0.24)	(0.37)
5/31/2014	$19.61	0.25	3.71	3.96	(0.30)	(0.41)
5/31/2013	$14.68	0.22	5.48	5.70	(0.22)	(0.55)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$26.95	12.62%	1.16% (d)	1.15% (d),(e)	1.07% (d)	3%	$231,624
(1.91)	$23.93	20.87%	1.19%	1.16% (e)	1.05%	8%	$204,824
(0.92)	$21.43	(3.34%)	1.21% (f)	1.19% (e),(f)	1.25%	13%	$225,892
(0.56)	$23.18	7.08%	1.20%	1.18% (e)	1.02%	4%	$327,326
(0.67)	$22.18	20.20%	1.25% (f)	1.18% (e),(f)	0.92%	8%	$447,665
(0.76)	$19.05	39.43%	1.34%	1.24% (e)	1.17%	18%	$300,415

—	$28.30	12.75%	0.91% (d)	0.90% (d),(e)	1.39% (d)	3%	$161,351
(1.96)	$25.10	21.23%	0.94%	0.91% (e)	1.33%	8%	$40,794
(0.98)	$22.38	(3.11%)	0.96% (f)	0.94% (e),(f)	1.53%	13%	$30,836
(0.61)	$24.17	7.35%	0.94%	0.93% (e)	1.46%	4%	$30,403
(0.72)	$23.10	20.51%	1.00% (f)	0.93% (e),(f)	1.15%	8%	$8,237
(0.82)	$19.81	28.18%	1.06% (d)	0.95% (d)	1.62% (d)	18%	$1,469

—	$24.68	12.18%	1.91% (d)	1.90% (d),(e)	0.32% (d)	3%	$69,350
(1.75)	$22.00	20.02%	1.94%	1.91% (e)	0.30%	8%	$65,295
(0.75)	$19.83	(4.12%)	1.96% (f)	1.94% (e),(f)	0.51%	13%	$69,410
(0.39)	$21.51	6.30%	1.95%	1.93% (e)	0.30%	4%	$92,432
(0.52)	$20.61	19.28%	2.00% (f)	1.93% (e),(f)	0.17%	8%	$79,365
(0.65)	$17.75	38.51%	2.09%	1.99% (e)	0.42%	18%	$53,515

—	$27.95	12.75%	0.91% (d)	0.90% (d),(e)	1.34% (d)	3%	$351,271
(1.96)	$24.79	21.19%	0.94%	0.91% (e)	1.33%	8%	$294,914
(0.98)	$22.13	(3.11%)	0.96% (f)	0.94% (e),(f)	1.50%	13%	$244,994
(0.61)	$23.91	7.34%	0.95%	0.93% (e)	1.33%	4%	$348,999
(0.71)	$22.86	20.50%	1.00% (f)	0.93% (e),(f)	1.17%	8%	$141,264
(0.77)	$19.61	39.84%	1.09%	0.99% (e)	1.33%	18%	$51,667
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	15

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 2 Class(j)
11/30/2017 (c)	$24.81	0.18	2.99	3.17	—	—
5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)
5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)
5/31/2015	$22.87	0.37	1.32	1.69	(0.27)	(0.37)
5/31/2014	$19.62	0.25	3.74	3.99	(0.33)	(0.41)
5/31/2013	$14.71	0.28	5.44	5.72	(0.26)	(0.55)
Institutional 3 Class(k)
11/30/2017 (c)	$25.16	0.19	3.04	3.23	—	—
5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)
5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)
5/31/2015 (l)	$23.47	0.26	1.15	1.41	(0.28)	(0.37)
Class K
11/30/2017 (c)	$24.68	0.14	2.98	3.12	—	—
5/31/2017	$22.04	0.27	4.30	4.57	(0.28)	(1.65)
5/31/2016	$23.82	0.30	(1.13)	(0.83)	(0.33)	(0.62)
5/31/2015	$22.78	0.27	1.35	1.62	(0.21)	(0.37)
5/31/2014	$19.55	0.21	3.71	3.92	(0.28)	(0.41)
5/31/2013	$14.66	0.22	5.45	5.67	(0.23)	(0.55)
Class R
11/30/2017 (c)	$23.57	0.10	2.84	2.94	—	—
5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)
5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)
5/31/2015	$21.89	0.18	1.30	1.48	(0.13)	(0.37)
5/31/2014	$18.81	0.14	3.56	3.70	(0.21)	(0.41)
5/31/2013	$14.15	0.15	5.24	5.39	(0.18)	(0.55)
Class T
11/30/2017 (c)	$23.79	0.13	2.87	3.00	—	—
5/31/2017	$21.31	0.20	4.19	4.39	(0.26)	(1.65)
5/31/2016	$23.07	0.26	(1.10)	(0.84)	(0.30)	(0.62)
5/31/2015	$22.07	0.24	1.32	1.56	(0.19)	(0.37)
5/31/2014	$18.96	0.19	3.59	3.78	(0.26)	(0.41)
5/31/2013	$14.24	0.19	5.28	5.47	(0.20)	(0.55)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(h)	Advisor Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(j)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(k)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(l)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$27.98	12.78%	0.84% (d)	0.82% (d)	1.39% (d)	3%	$24,373
(1.98)	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
(1.00)	$22.14	(3.01%)	0.84% (f)	0.84% (f)	1.64%	13%	$23,155
(0.64)	$23.92	7.45%	0.83%	0.83%	1.58%	4%	$23,731
(0.74)	$22.87	20.61%	0.85% (f)	0.81% (f)	1.20%	8%	$2,230
(0.81)	$19.62	39.96%	0.87%	0.87%	1.64%	18%	$4,014

—	$28.39	12.84%	0.79% (d)	0.77% (d)	1.45% (d)	3%	$137,557
(1.99)	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
(1.02)	$22.43	(2.96%)	0.80% (f)	0.80% (f)	1.93%	13%	$735
(0.65)	$24.23	6.09%	0.72% (d)	0.72% (d)	1.64% (d)	4%	$3

—	$27.80	12.64%	1.13% (d)	1.07% (d)	1.10% (d)	3%	$25
(1.93)	$24.68	21.03%	1.09%	1.08%	1.16%	8%	$22
(0.95)	$22.04	(3.28%)	1.09% (f)	1.09% (f)	1.38%	13%	$19
(0.58)	$23.82	7.17%	1.08%	1.08%	1.14%	4%	$20
(0.69)	$22.78	20.31%	1.09% (f)	1.07% (f)	1.02%	8%	$18
(0.78)	$19.55	39.69%	1.13%	1.13%	1.28%	18%	$31

—	$26.51	12.47%	1.41% (d)	1.40% (d),(e)	0.82% (d)	3%	$24,722
(1.86)	$23.57	20.61%	1.44%	1.41% (e)	0.80%	8%	$23,132
(0.87)	$21.13	(3.61%)	1.46% (f)	1.44% (e),(f)	1.05%	13%	$23,911
(0.50)	$22.87	6.82%	1.45%	1.43% (e)	0.80%	4%	$21,793
(0.62)	$21.89	19.91%	1.50% (f)	1.43% (e),(f)	0.67%	8%	$19,835
(0.73)	$18.81	39.09%	1.59%	1.49% (e)	0.95%	18%	$15,443

—	$26.79	12.61%	1.16% (d)	1.15% (d),(e)	1.05% (d)	3%	$257
(1.91)	$23.79	20.89%	1.19%	1.17% (e)	0.87%	8%	$262
(0.92)	$21.31	(3.40%)	1.21% (f)	1.19% (e),(f)	1.22%	13%	$26,308
(0.56)	$23.07	7.12%	1.20%	1.18% (e)	1.04%	4%	$41,455
(0.67)	$22.07	20.18%	1.26% (f)	1.18% (e),(f)	0.92%	8%	$40,475
(0.75)	$18.96	39.38%	1.35%	1.25% (e)	1.19%	18%	$144
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	17

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
18	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	19

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.75% of the Fund’s average daily net assets.
20	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.02 (a),(b)
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.13
Class T	0.13

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $32,581. The liability remaining at November 30, 2017 for non-recurring charges associated with the lease amounted to $15,737 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $745.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,940,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	140,121
Class C	500
22	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.15%	1.15%
Advisor Class	0.90	0.90
Class C	1.90	1.90
Institutional Class	0.90	0.90
Institutional 2 Class	0.83	0.82
Institutional 3 Class	0.78	0.77
Class K	1.08	1.07
Class R	1.40	1.40
Class T	1.15	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
578,316,000	431,453,000	(11,209,000)	420,244,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $127,016,750 and $21,716,527, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2017, Three unaffiliated shareholders of record owned 42.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 20.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
24	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	25

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large-Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
26	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	27

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Select Large-Cap Value Fund | Semiannual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Select Large-Cap Value Fund | Semiannual Report 2017	29

Columbia Select Large-Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR216_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Select Smaller-Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Smaller-Cap Value Fund   |  Semiannual Report 2017

Columbia Select Smaller-Cap Value Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead portfolio manager
Managed Fund since 1997
Kari Montanus
Co-portfolio manager
Managed Fund since 2014
Richard Taft, CPA
Co-portfolio manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	9.65	17.81	14.66	7.32
	Including sales charges		3.35	11.01	13.32	6.69
Advisor Class*		11/08/12	9.77	18.09	14.95	7.46
Class C	Excluding sales charges	05/27/99	9.20	16.89	13.81	6.53
	Including sales charges		8.20	15.89	13.81	6.53
Institutional Class*		09/27/10	9.77	18.09	14.95	7.52
Institutional 2 Class		11/30/01	9.80	18.15	15.09	7.80
Institutional 3 Class*		10/01/14	9.84	18.23	14.95	7.46
Class K*		08/03/09	9.71	17.86	14.81	7.46
Class R		04/30/03	9.54	17.49	14.37	7.04
Russell 2000 Value Index			12.08	13.37	14.16	8.18
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
Telephone & Data Systems, Inc.	3.9
National General Holdings Corp.	3.4
Minerals Technologies, Inc.	3.3
Extreme Networks, Inc.	3.2
BofI Holding, Inc.	3.2
Owens-Illinois, Inc.	3.2
Electronics for Imaging, Inc.	3.0
Lincoln National Corp.	2.9
United Continental Holdings, Inc.	2.9
Hanover Insurance Group, Inc. (The)	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	99.2
Money Market Funds	0.8
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	11.9
Consumer Staples	1.5
Energy	4.5
Financials	21.9
Health Care	10.9
Industrials	10.3
Information Technology	23.6
Materials	7.9
Real Estate	2.3
Telecommunication Services	5.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,096.50	1,018.55	6.83	6.58	1.30
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,097.70	1,019.80	5.52	5.32	1.05
Class C	1,000.00	1,000.00	1,092.00	1,014.79	10.75	10.35	2.05
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,097.70	1,019.80	5.52	5.32	1.05
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,098.00	1,020.21	5.10	4.91	0.97
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,098.40	1,020.46	4.84	4.66	0.92
Class K	1,000.00	1,000.00	1,097.10	1,018.95	6.41	6.17	1.22
Class R	1,000.00	1,000.00	1,095.40	1,017.30	8.14	7.84	1.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 99.3%
Issuer	Shares	Value ($)
Consumer Discretionary 11.9%
Auto Components 3.7%
American Axle & Manufacturing Holdings, Inc.(a)	600,000	10,770,000
Motorcar Parts of America, Inc.(a)	555,000	14,463,300
Total		25,233,300
Hotels, Restaurants & Leisure 3.3%
Red Robin Gourmet Burgers, Inc.(a)	175,000	9,170,000
Texas Roadhouse, Inc.	270,000	13,788,900
Total		22,958,900
Household Durables 4.9%
Lennar Corp., Class A	305,000	19,147,900
William Lyon Homes, Inc., Class A(a)	475,000	14,174,000
Total		33,321,900
Total Consumer Discretionary		81,514,100
Consumer Staples 1.5%
Food Products 1.5%
Dean Foods Co.	900,000	10,044,000
Total Consumer Staples		10,044,000
Energy 4.5%
Energy Equipment & Services 4.5%
Exterran Corp.(a)	460,000	14,094,400
Superior Energy Services, Inc.(a)	894,500	8,631,925
Tetra Technologies, Inc.(a)	2,000,000	8,040,000
Total		30,766,325
Total Energy		30,766,325
Financials 21.7%
Banks 2.4%
Opus Bank(a)	600,000	16,740,000
Insurance 11.5%
Aspen Insurance Holdings Ltd.	405,800	16,637,800
Hanover Insurance Group, Inc. (The)	180,000	19,368,000
Lincoln National Corp.	260,000	19,903,000
National General Holdings Corp.	1,094,000	23,116,220
Total		79,025,020
Mortgage Real Estate Investment Trusts (REITS) 2.3%
Ladder Capital Corp., Class A	1,161,896	15,859,881
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 5.5%
BofI Holding, Inc.(a)	800,000	22,112,000
Radian Group, Inc.	765,000	15,674,850
Total		37,786,850
Total Financials		149,411,751
Health Care 10.8%
Biotechnology 2.5%
Ligand Pharmaceuticals, Inc.(a)	131,500	17,338,275
Health Care Equipment & Supplies 3.4%
Analogic Corp.	100,000	8,280,000
Dentsply Sirona, Inc.	227,000	15,211,270
Total		23,491,270
Health Care Providers & Services 2.6%
WellCare Health Plans, Inc.(a)	83,100	17,699,469
Pharmaceuticals 2.3%
Impax Laboratories, Inc.(a)	957,500	15,942,375
Total Health Care		74,471,389
Industrials 10.2%
Aerospace & Defense 2.5%
Cubic Corp.	280,000	17,346,000
Airlines 2.9%
United Continental Holdings, Inc.(a)	311,713	19,737,667
Commercial Services & Supplies 2.8%
Waste Connections, Inc.	280,000	19,272,400
Road & Rail 2.0%
Knight-Swift Transportation Holdings, Inc.	327,960	13,997,333
Total Industrials		70,353,400
Information Technology 23.5%
Communications Equipment 8.2%
Calix, Inc.(a),(b)	2,500,041	16,500,271
Extreme Networks, Inc.(a)	1,724,371	22,158,167
Viavi Solutions, Inc.(a)	1,871,400	17,535,018
Total		56,193,456
Electronic Equipment, Instruments & Components 4.2%
Belden, Inc.	145,000	12,280,050
Orbotech Ltd.(a)	330,581	16,747,233
Total		29,027,283

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.6%
CACI International, Inc., Class A(a)	144,741	19,098,575
EPAM Systems, Inc.(a)	187,000	18,969,280
Total		38,067,855
Semiconductors & Semiconductor Equipment 1.1%
MACOM Technology Solutions Holdings, Inc.(a)	234,000	7,626,060
Software 1.5%
BroadSoft, Inc.(a)	184,322	10,137,710
Technology Hardware, Storage & Peripherals 2.9%
Electronics for Imaging, Inc.(a)	654,800	20,141,648
Total Information Technology		161,194,012
Materials 7.9%
Chemicals 3.3%
Minerals Technologies, Inc.	310,000	22,459,500
Containers & Packaging 3.2%
Owens-Illinois, Inc.(a)	900,000	21,798,000
Metals & Mining 1.4%
Warrior Met Coal, Inc.	450,000	9,999,000
Total Materials		54,256,500
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Gaming and Leisure Properties, Inc.	425,000	15,436,000
Total Real Estate		15,436,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 5.1%
Diversified Telecommunication Services 1.3%
Globalstar, Inc.(a)	5,637,500	8,907,250
Wireless Telecommunication Services 3.8%
Telephone & Data Systems, Inc.	950,000	26,305,500
Total Telecommunication Services		35,212,750
Total Common Stocks (Cost $534,670,578)		682,660,227

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(c),(d),(e)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(b),(f)	5,263,121	5,263,121
Total Money Market Funds (Cost $5,263,121)		5,263,121
Total Investments (Cost: $539,933,699)		687,923,348
Other Assets & Liabilities, Net		(570,075)
Net Assets		687,353,273

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Calix, Inc. [1]	2,629,041	—	(129,000)	2,500,041	(544,528)	2,425,143	—	—
Columbia Short-Term Cash Fund, 1.213%	20,342,520	63,002,959	(78,082,358)	5,263,121	(1,140)	—	27,807	5,263,121
Total					(545,668)	2,425,143	27,807	5,263,121

1	Issuer was not an affiliate at the end of period.

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments  (continued)
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2017, the value of these securities rounds to zero, which represents less than 0.01% of net assets.
(d)	Negligible market value.
(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at November 30, 2017.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	81,514,100	—	—	—	81,514,100
Consumer Staples	10,044,000	—	—	—	10,044,000
Energy	30,766,325	—	—	—	30,766,325
Financials	149,411,751	—	—	—	149,411,751
Health Care	74,471,389	—	—	—	74,471,389
Industrials	70,353,400	—	—	—	70,353,400
Information Technology	161,194,012	—	—	—	161,194,012
Materials	54,256,500	—	—	—	54,256,500
Real Estate	15,436,000	—	—	—	15,436,000
Telecommunication Services	35,212,750	—	—	—	35,212,750
Total Common Stocks	682,660,227	—	—	—	682,660,227
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	5,263,121	5,263,121
Total Investments	682,660,227	—	0*	5,263,121	687,923,348

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$534,670,578
Investments in affiliated issuers, at cost	5,263,121
Investments in unaffiliated issuers, at value	682,660,227
Investments in affiliated issuers, at value	5,263,121
Receivable for:
Investments sold	69,095
Capital shares sold	106,331
Dividends	389,828
Foreign tax reclaims	7,866
Prepaid expenses	3,364
Other assets	1,765
Total assets	688,501,597
Liabilities
Payable for:
Capital shares purchased	887,596
Management services fees	16,089
Distribution and/or service fees	4,484
Transfer agent fees	87,013
Plan administration fees	78
Compensation of board members	85,658
Compensation of chief compliance officer	76
Other expenses	67,330
Total liabilities	1,148,324
Net assets applicable to outstanding capital stock	$687,353,273
Represented by
Paid in capital	454,641,284
Undistributed net investment income	1,382,807
Accumulated net realized gain	83,339,700
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	147,989,649
Foreign currency translations	(167)
Total - representing net assets applicable to outstanding capital stock	$687,353,273
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	9

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$495,816,243
Shares outstanding	23,992,335
Net asset value per share	$20.67
Maximum offering price per share(a)	$21.93
Advisor Class(b)
Net assets	$6,355,225
Shares outstanding	269,433
Net asset value per share	$23.59
Class C
Net assets	$34,278,912
Shares outstanding	2,187,684
Net asset value per share	$15.67
Institutional Class(c)
Net assets	$108,297,843
Shares outstanding	4,655,958
Net asset value per share	$23.26
Institutional 2 Class(d)
Net assets	$15,023,269
Shares outstanding	638,360
Net asset value per share	$23.53
Institutional 3 Class(e)
Net assets	$15,385,650
Shares outstanding	635,283
Net asset value per share	$24.22
Class K
Net assets	$382,300
Shares outstanding	16,673
Net asset value per share	$22.93
Class R
Net assets	$11,813,831
Shares outstanding	605,654
Net asset value per share	$19.51

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,130,635
Dividends — affiliated issuers	27,807
Foreign taxes withheld	(11,974)
Total income	8,146,468
Expenses:
Management services fees	2,896,274
Distribution and/or service fees
Class A	610,972
Class B(a)	1,999
Class C	172,391
Class R	27,376
Transfer agent fees
Class A	350,432
Advisor Class(b)	4,091
Class B(a)	315
Class C	24,752
Institutional Class(c)	74,343
Institutional 2 Class(d)	5,051
Institutional 3 Class(e)	748
Class K	130
Class R	7,852
Plan administration fees
Class K	526
Compensation of board members	16,445
Custodian fees	4,132
Printing and postage fees	47,215
Registration fees	66,616
Audit fees	17,100
Legal fees	7,298
Compensation of chief compliance officer	76
Other	11,510
Total expenses	4,347,644
Expense reduction	(1,012)
Total net expenses	4,346,632
Net investment income	3,799,836
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	28,672,945
Investments — affiliated issuers	(545,668)
Foreign currency translations	(48)
Net realized gain	28,127,229
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,860,750
Investments — affiliated issuers	2,425,143
Foreign currency translations	(167)
Net change in unrealized appreciation (depreciation)	30,285,726
Net realized and unrealized gain	58,412,955
Net increase in net assets resulting from operations	$62,212,791

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income (loss)	$3,799,836	$(3,692,969)
Net realized gain	28,127,229	97,347,202
Net change in unrealized appreciation (depreciation)	30,285,726	868,941
Net increase in net assets resulting from operations	62,212,791	94,523,174
Distributions to shareholders
Net realized gains
Class A	—	(32,173,093)
Advisor Class(a)	—	(239,597)
Class B(b)	—	(226,121)
Class C	—	(3,102,325)
Class I(c)	—	(755,524)
Institutional Class(d)	—	(4,388,343)
Institutional 2 Class(e)	—	(525,033)
Institutional 3 Class(f)	—	(253)
Class K	—	(416,722)
Class R	—	(814,140)
Total distributions to shareholders	—	(42,641,151)
Decrease in net assets from capital stock activity	(57,722,709)	(87,853,702)
Total increase (decrease) in net assets	4,490,082	(35,971,679)
Net assets at beginning of period	682,863,191	718,834,870
Net assets at end of period	$687,353,273	$682,863,191
Undistributed (excess of distributions over) net investment income	$1,382,807	$(2,417,029)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	322,980	6,264,209	1,201,094	21,770,448
Distributions reinvested	—	—	1,710,801	31,461,629
Redemptions	(2,521,549)	(49,010,070)	(8,020,502)	(144,965,051)
Net decrease	(2,198,569)	(42,745,861)	(5,108,607)	(91,732,974)
Advisor Class(c)
Subscriptions	119,164	2,631,218	96,099	1,968,296
Distributions reinvested	—	—	11,436	239,478
Redemptions	(75,887)	(1,663,563)	(91,470)	(1,853,004)
Net increase	43,277	967,655	16,065	354,770
Class B(a)
Subscriptions	—	—	1,995	27,635
Distributions reinvested	—	—	16,039	224,869
Redemptions (b)	(111,037)	(1,621,135)	(205,407)	(2,854,487)
Net decrease	(111,037)	(1,621,135)	(187,373)	(2,601,983)
Class C
Subscriptions	28,691	422,925	136,997	1,909,333
Distributions reinvested	—	—	201,569	2,832,049
Redemptions	(326,637)	(4,822,866)	(946,214)	(13,242,188)
Net decrease	(297,946)	(4,399,941)	(607,648)	(8,500,806)
Class I(d)
Subscriptions	—	—	12,220	256,876
Distributions reinvested	—	—	35,981	755,251
Redemptions	—	—	(794,043)	(16,280,512)
Net decrease	—	—	(745,842)	(15,268,385)
Institutional Class(e)
Subscriptions	600,500	13,128,075	3,508,387	71,146,399
Distributions reinvested	—	—	56,335	1,163,312
Redemptions	(805,727)	(17,610,888)	(2,600,915)	(52,851,419)
Net increase (decrease)	(205,227)	(4,482,813)	963,807	19,458,292
Institutional 2 Class(f)
Subscriptions	61,840	1,379,886	494,610	10,228,461
Distributions reinvested	—	—	24,989	521,765
Redemptions	(252,941)	(5,607,625)	(222,875)	(4,544,596)
Net increase (decrease)	(191,101)	(4,227,739)	296,724	6,205,630
Institutional 3 Class(d),(g)
Subscriptions	53,638	1,207,179	670,393	14,058,929
Redemptions	(79,481)	(1,802,469)	(9,492)	(211,897)
Net increase (decrease)	(25,843)	(595,290)	660,901	13,847,032
Class K
Subscriptions	1,810	38,641	57,470	1,173,650
Distributions reinvested	—	—	20,424	416,447
Redemptions	(10,789)	(233,591)	(457,384)	(9,201,842)
Net decrease	(8,979)	(194,950)	(379,490)	(7,611,745)
Class R
Subscriptions	71,016	1,317,949	158,578	2,720,035
Distributions reinvested	—	—	21,346	371,415
Redemptions	(94,664)	(1,740,584)	(296,091)	(5,094,983)
Net decrease	(23,648)	(422,635)	(116,167)	(2,003,533)
Total net decrease	(3,019,073)	(57,722,709)	(5,207,630)	(87,853,702)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	13

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

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Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
11/30/2017 (c)	$18.85	0.11	1.71	1.82	—
5/31/2017	$17.48	(0.09)	2.59	2.50	(1.13)
5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	(2.13)
5/31/2015	$21.52	(0.14)	2.28	2.14	(2.30)
5/31/2014	$18.82	(0.03)	4.17	4.14	(1.44)
5/31/2013	$14.31	(0.11)	5.06	4.95	(0.44)
Advisor Class(f)
11/30/2017 (c)	$21.49	0.16	1.94	2.10	—
5/31/2017	$19.74	(0.06)	2.94	2.88	(1.13)
5/31/2016	$23.76	0.01	(1.90)	(1.89)	(2.13)
5/31/2015	$23.63	(0.10)	2.53	2.43	(2.30)
5/31/2014	$20.49	0.02	4.56	4.58	(1.44)
5/31/2013 (g)	$15.99	(0.04)	4.98	4.94	(0.44)
Class C
11/30/2017 (c)	$14.35	0.02	1.30	1.32	—
5/31/2017	$13.64	(0.18)	2.02	1.84	(1.13)
5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	(2.13)
5/31/2015	$18.00	(0.25)	1.85	1.60	(2.30)
5/31/2014	$16.06	(0.16)	3.54	3.38	(1.44)
5/31/2013	$12.36	(0.19)	4.33	4.14	(0.44)
Institutional Class(h)
11/30/2017 (c)	$21.19	0.15	1.92	2.07	—
5/31/2017	$19.48	(0.06)	2.90	2.84	(1.13)
5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	(2.13)
5/31/2015	$23.37	(0.10)	2.50	2.40	(2.30)
5/31/2014	$20.28	0.05	4.48	4.53	(1.44)
5/31/2013	$15.35	(0.07)	5.44	5.37	(0.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$20.67	9.65%	1.30% (d)	1.30% (d),(e)	1.11% (d)	12%	$495,816
(1.13)	$18.85	14.44%	1.32%	1.32% (e)	(0.52%)	24%	$493,661
(2.13)	$17.48	(8.19%)	1.36%	1.36% (e)	(0.26%)	27%	$547,110
(2.30)	$21.36	11.21%	1.38%	1.38% (e)	(0.67%)	26%	$397,847
(1.44)	$21.52	22.30%	1.41%	1.40% (e)	(0.14%)	22%	$387,317
(0.44)	$18.82	35.23%	1.51%	1.39% (e)	(0.67%)	9%	$325,677

—	$23.59	9.77%	1.05% (d)	1.05% (d),(e)	1.46% (d)	12%	$6,355
(1.13)	$21.49	14.72%	1.07%	1.07% (e)	(0.28%)	24%	$4,860
(2.13)	$19.74	(7.94%)	1.12%	1.12% (e)	0.03%	27%	$4,147
(2.30)	$23.76	11.45%	1.13%	1.13% (e)	(0.44%)	26%	$486
(1.44)	$23.63	22.64%	1.16%	1.15% (e)	0.07%	22%	$123
(0.44)	$20.49	31.47%	1.27% (d)	1.14% (d)	(0.37%) (d)	9%	$3

—	$15.67	9.20%	2.05% (d)	2.05% (d),(e)	0.33% (d)	12%	$34,279
(1.13)	$14.35	13.64%	2.07%	2.07% (e)	(1.27%)	24%	$35,657
(2.13)	$13.64	(8.89%)	2.11%	2.11% (e)	(1.02%)	27%	$42,200
(2.30)	$17.30	10.35%	2.13%	2.13% (e)	(1.42%)	26%	$43,974
(1.44)	$18.00	21.37%	2.16%	2.15% (e)	(0.91%)	22%	$43,354
(0.44)	$16.06	34.23%	2.26%	2.14% (e)	(1.42%)	9%	$38,785

—	$23.26	9.77%	1.05% (d)	1.05% (d),(e)	1.40% (d)	12%	$108,298
(1.13)	$21.19	14.71%	1.07%	1.07% (e)	(0.30%)	24%	$103,000
(2.13)	$19.48	(7.91%)	1.12%	1.12% (e)	(0.05%)	27%	$75,905
(2.30)	$23.47	11.44%	1.13%	1.13% (e)	(0.44%)	26%	$18,605
(1.44)	$23.37	22.63%	1.16%	1.15% (e)	0.22%	22%	$7,019
(0.44)	$20.28	35.59%	1.26%	1.14% (e)	(0.42%)	9%	$3,467
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	17

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Institutional 2 Class(i)
11/30/2017 (c)	$21.43	0.15	1.95	2.10	—
5/31/2017	$19.66	(0.04)	2.94	2.90	(1.13)
5/31/2016	$23.65	0.02	(1.88)	(1.86)	(2.13)
5/31/2015	$23.49	(0.07)	2.53	2.46	(2.30)
5/31/2014	$20.35	0.07	4.51	4.58	(1.44)
5/31/2013	$15.40	(0.05)	5.44	5.39	(0.44)
Institutional 3 Class(j)
11/30/2017 (c)	$22.05	0.17	2.00	2.17	—
5/31/2017	$20.20	(0.14)	3.12	2.98	(1.13)
5/31/2016	$24.21	0.04	(1.92)	(1.88)	(2.13)
5/31/2015 (k)	$23.11	(0.02)	3.42	3.40	(2.30)
Class K
11/30/2017 (c)	$20.90	0.11	1.92	2.03	—
5/31/2017	$19.26	(0.07)	2.84	2.77	(1.13)
5/31/2016	$23.27	(0.03)	(1.85)	(1.88)	(2.13)
5/31/2015	$23.20	(0.12)	2.49	2.37	(2.30)
5/31/2014	$20.17	0.01	4.46	4.47	(1.44)
5/31/2013	$15.28	(0.09)	5.42	5.33	(0.44)
Class R
11/30/2017 (c)	$17.81	0.09	1.61	1.70	—
5/31/2017	$16.62	(0.13)	2.45	2.32	(1.13)
5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	(2.13)
5/31/2015	$20.77	(0.19)	2.18	1.99	(2.30)
5/31/2014	$18.25	(0.08)	4.04	3.96	(1.44)
5/31/2013	$13.92	(0.14)	4.91	4.77	(0.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Advisor Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$23.53	9.80%	0.97% (d)	0.97% (d)	1.33% (d)	12%	$15,023
(1.13)	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
(2.13)	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
(2.30)	$23.65	11.65%	0.98%	0.98%	(0.29%)	26%	$2,188
(1.44)	$23.49	22.80%	0.98%	0.98%	0.32%	22%	$630
(0.44)	$20.35	35.60%	0.98%	0.98%	(0.31%)	9%	$352

—	$24.22	9.84%	0.92% (d)	0.92% (d)	1.51% (d)	12%	$15,386
(1.13)	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
(2.13)	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
(2.30)	$24.21	15.90%	0.88% (d)	0.88% (d)	(0.15%) (d)	26%	$3

—	$22.93	9.71%	1.22% (d)	1.22% (d)	1.05% (d)	12%	$382
(1.13)	$20.90	14.51%	1.20%	1.20%	(0.37%)	24%	$536
(2.13)	$19.26	(8.07%)	1.24%	1.24%	(0.14%)	27%	$7,803
(2.30)	$23.27	11.39%	1.23%	1.23%	(0.52%)	26%	$7,323
(1.44)	$23.20	22.45%	1.23%	1.23%	0.05%	22%	$6,809
(0.44)	$20.17	35.49%	1.26%	1.23%	(0.51%)	9%	$5,083

—	$19.51	9.54%	1.55% (d)	1.55% (d),(e)	0.95% (d)	12%	$11,814
(1.13)	$17.81	14.09%	1.57%	1.57% (e)	(0.77%)	24%	$11,210
(2.13)	$16.62	(8.36%)	1.61%	1.61% (e)	(0.52%)	27%	$12,386
(2.30)	$20.46	10.87%	1.63%	1.63% (e)	(0.92%)	26%	$11,772
(1.44)	$20.77	22.01%	1.66%	1.65% (e)	(0.40%)	22%	$11,933
(0.44)	$18.25	34.92%	1.76%	1.64% (e)	(0.92%)	9%	$10,684
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	19

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
20	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class B	0.03 (a),(b)
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.14

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $28,535. The liability remaining at November 30, 2017 for non-recurring charges associated with the lease amounted to $13,780 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,012.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual
24	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,501,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	61,779
Class C	447
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.38%	1.38%
Advisor Class	1.13	1.13
Class C	2.13	2.13
Institutional Class	1.13	1.13
Institutional 2 Class	1.05	1.05
Institutional 3 Class	0.99	1.00
Class K	1.30	1.30
Class R	1.63	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
539,934,000	195,607,000	(47,618,000)	147,989,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2017 as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
2,339,577	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $77,661,752 and $117,934,546, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
26	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 63.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Smaller-Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	29

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as a change to the management team) had been taken or are contemplated to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
30	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Columbia Select Smaller-Cap Value Fund | Semiannual Report 2017

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Columbia Select Smaller-Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR218_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Commodity Strategy Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Commodity Strategy Fund   |  Semiannual Report 2017

Columbia Commodity Strategy Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	4.01	0.00	-10.42	-9.13
	Including sales charges		-1.98	-5.71	-11.48	-9.97
Advisor Class*		03/19/13	4.32	0.36	-10.20	-8.95
Class C*	Excluding sales charges	06/18/12	3.77	-0.57	-11.08	-9.81
	Including sales charges		2.77	-1.56	-11.08	-9.81
Institutional Class*		06/18/12	4.35	0.36	-10.21	-8.94
Institutional 2 Class*		01/08/14	4.30	0.36	-10.20	-8.95
Institutional 3 Class*		10/01/14	4.48	0.54	-10.19	-8.94
Class R*		06/18/12	4.06	0.00	-10.62	-9.34
Class T	Excluding sales charges	07/28/11	4.01	0.18	-10.42	-9.13
	Including sales charges		1.49	-2.33	-10.87	-9.49
Bloomberg Commodity Index Total Return			4.04	0.54	-9.47	-9.53
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index
2	Columbia Commodity Strategy Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Commodities market exposure (%) (at November 30, 2017)
Commodities futures contracts(a)
Agriculture	38.8
Energy	27.5
Industrial Metals	11.6
Livestock	4.7
Precious Metals	17.4
Total notional market value of commodities futures contracts	100.0
(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $481,908,956. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at November 30, 2017)
Money Market Funds	73.7
Treasury Bills	15.3
U.S. Government & Agency Obligations	10.2
Other Assets	0.8
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund, treasury bills and U.S. government & agency obligation, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Commodity Strategy Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,040.10	1,019.65	5.52	5.47	1.08
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,043.20	1,020.96	4.20	4.15	0.82
Class C	1,000.00	1,000.00	1,037.70	1,015.94	9.30	9.20	1.82
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,043.50	1,020.96	4.20	4.15	0.82
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,043.00	1,021.26	3.89	3.85	0.76
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,044.80	1,021.56	3.59	3.55	0.70
Class R	1,000.00	1,000.00	1,040.60	1,018.40	6.80	6.73	1.33
Class T	1,000.00	1,000.00	1,040.10	1,019.65	5.52	5.47	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Commodity Strategy Fund | Semiannual Report 2017

Consolidated Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Treasury Bills 15.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 15.3%
U.S. Treasury Bills
12/07/2017	0.940%	15,000,000	14,997,296
03/29/2018	1.280%	20,000,000	19,916,757
04/26/2018	1.290%	40,000,000	39,792,746
Total			74,706,799
Total Treasury Bills (Cost $74,742,447)			74,706,799

U.S. Government & Agency Obligations 10.2%

Federal Home Loan Banks Discount Notes
03/02/2018	1.320%	20,000,000	19,933,860
Federal Home Loan Mortgage Corp. Discount Notes
12/01/2017	1.120%	20,000,000	19,999,386
Federal National Mortgage Association Discount Notes
01/03/2018	1.100%	10,000,000	9,989,795
Total U.S. Government & Agency Obligations (Cost $49,934,672)			49,923,041
Money Market Funds 73.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(a),(b)	359,703,048	359,703,048
Total Money Market Funds (Cost $359,701,228)		359,703,048
Total Investments (Cost: $484,378,347)		484,332,888
Other Assets & Liabilities, Net		3,681,581
Net Assets		488,014,469

At November 30, 2017, securities and/or cash totaling $26,615,291 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	632	01/2018	USD	39,398,880	—	(530,530)
Coffee C	257	03/2018	USD	12,384,187	—	(130,094)
Copper	588	03/2018	USD	45,040,800	—	(735,504)
Corn	2,228	03/2018	USD	39,630,550	145,509	—
Cotton	186	03/2018	USD	6,771,330	372,367	—
Gold 100 oz.	508	02/2018	USD	64,856,360	—	(387,755)
HRW Wheat	684	03/2018	USD	14,757,300	—	(494,332)
Lead	25	01/2018	USD	1,544,687	—	(46,295)
Lean Hogs	240	02/2018	USD	6,698,400	—	(47,152)
Live Cattle	312	02/2018	USD	15,596,880	—	(382,606)
Natural Gas	1,119	12/2017	USD	33,849,750	—	(907,023)
Nickel	193	01/2018	USD	12,829,482	—	(125,251)
NY Harbor ULSD	188	04/2018	USD	14,752,886	—	(283,711)
Primary Aluminum	583	01/2018	USD	29,725,712	—	(1,669,974)
Silver	231	03/2018	USD	19,027,470	—	(713,355)
Soybean	66	01/2018	USD	3,252,975	—	(3,471)
Soybean	431	01/2018	USD	21,242,912	—	(6,991)
Soybean Meal	434	01/2018	USD	14,170,100	297,916	—
Soybean Oil	622	01/2018	USD	12,632,820	108,948	—
Sugar #11	679	02/2018	USD	11,468,038	407,898	—
Wheat	267	03/2018	USD	5,780,550	—	(163,206)
WTI Crude	778	12/2017	USD	44,657,200	4,234,112	—
Zinc	150	01/2018	USD	11,839,687	—	(209,183)
Total					5,566,750	(6,836,433)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2017	5

Consolidated Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	154,143,322	447,030,625	(241,470,899)	359,703,048	5,691	312	1,315,736	359,703,048
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Commodity Strategy Fund | Semiannual Report 2017

Consolidated Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Treasury Bills	74,706,799	—	—	—	74,706,799
U.S. Government & Agency Obligations	—	49,923,041	—	—	49,923,041
Money Market Funds	—	—	—	359,703,048	359,703,048
Total Investments	74,706,799	49,923,041	—	359,703,048	484,332,888
Derivatives
Asset
Futures Contracts	5,566,750	—	—	—	5,566,750
Liability
Futures Contracts	(6,836,433)	—	—	—	(6,836,433)
Total	73,437,116	49,923,041	—	359,703,048	483,063,205
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2017	7

Consolidated Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$124,677,119
Investments in affiliated issuers, at cost	359,701,228
Investments in unaffiliated issuers, at value	124,629,840
Investments in affiliated issuers, at value	359,703,048
Margin deposits on:
Futures contracts	26,615,291
Receivable for:
Capital shares sold	15,623
Dividends	350,621
Variation margin for futures contracts	431,713
Prepaid expenses	2,305
Other assets	9
Total assets	511,748,450
Liabilities
Payable for:
Capital shares purchased	19,149,600
Variation margin for futures contracts	4,518,461
Management services fees	8,808
Distribution and/or service fees	27
Transfer agent fees	2,212
Compensation of board members	25,884
Compensation of chief compliance officer	37
Other expenses	28,952
Total liabilities	23,733,981
Net assets applicable to outstanding capital stock	$488,014,469
Represented by
Paid in capital	507,073,952
Undistributed net investment income	4,380,921
Accumulated net realized loss	(22,125,262)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(47,279)
Investments - affiliated issuers	1,820
Futures contracts	(1,269,683)
Total - representing net assets applicable to outstanding capital stock	$488,014,469
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Semiannual Report 2017

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$2,454,082
Shares outstanding	450,166
Net asset value per share	$5.45
Maximum offering price per share(a)	$5.78
Advisor Class(b)
Net assets	$17,651,480
Shares outstanding	3,176,257
Net asset value per share	$5.56
Class C
Net assets	$268,030
Shares outstanding	51,243
Net asset value per share	$5.23
Institutional Class(c)
Net assets	$3,593,941
Shares outstanding	651,467
Net asset value per share	$5.52
Institutional 2 Class(d)
Net assets	$1,161,506
Shares outstanding	208,142
Net asset value per share	$5.58
Institutional 3 Class(e)
Net assets	$462,683,556
Shares outstanding	82,684,591
Net asset value per share	$5.60
Class R
Net assets	$200,255
Shares outstanding	37,235
Net asset value per share	$5.38
Class T
Net assets	$1,619
Shares outstanding	297
Net asset value per share	$5.45
Maximum offering price per share(f)	$5.59

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2017	9

Consolidated Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$1,315,736
Interest	655,366
Total income	1,971,102
Expenses:
Management services fees	1,179,626
Distribution and/or service fees
Class A	2,504
Class C	1,410
Class R	314
Class T	2
Transfer agent fees
Class A	1,370
Advisor Class(a)	10,950
Class C	191
Institutional Class(b)	1,559
Institutional 2 Class(c)	354
Institutional 3 Class(d)	16,043
Class R	86
Class T	2
Compensation of board members	9,614
Custodian fees	3,308
Printing and postage fees	9,512
Registration fees	55,737
Audit fees	19,513
Legal fees	5,636
Compensation of chief compliance officer	37
Other	7,948
Total expenses	1,325,716
Expense reduction	(20)
Total net expenses	1,325,696
Net investment income	645,406
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(15,809)
Investments — affiliated issuers	5,691
Futures contracts	9,981,085
Net realized gain	9,970,967
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	765
Investments — affiliated issuers	312
Futures contracts	3,044,274
Net change in unrealized appreciation (depreciation)	3,045,351
Net realized and unrealized gain	13,016,318
Net increase in net assets resulting from operations	$13,661,724

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Semiannual Report 2017

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income (loss)	$645,406	$(480,341)
Net realized gain (loss)	9,970,967	(8,738,625)
Net change in unrealized appreciation (depreciation)	3,045,351	(5,767,449)
Net increase (decrease) in net assets resulting from operations	13,661,724	(14,986,415)
Increase in net assets from capital stock activity	233,922,529	190,041,099
Total increase in net assets	247,584,253	175,054,684
Net assets at beginning of period	240,430,216	65,375,532
Net assets at end of period	$488,014,469	$240,430,216
Undistributed net investment income	$4,380,921	$3,735,515
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2017	11

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	157,986	860,913	169,193	922,926
Redemptions	(96,395)	(515,014)	(272,364)	(1,465,252)
Net increase (decrease)	61,591	345,899	(103,171)	(542,326)
Advisor Class(a)
Subscriptions	592,615	3,217,315	1,280,505	7,032,922
Redemptions	(270,149)	(1,447,286)	(403,571)	(2,233,825)
Net increase	322,466	1,770,029	876,934	4,799,097
Class C
Subscriptions	183	935	26,005	139,292
Redemptions	(15,325)	(76,986)	(17,883)	(94,065)
Net increase (decrease)	(15,142)	(76,051)	8,122	45,227
Class I(b)
Subscriptions	—	—	82,610,116	460,281,039
Redemptions	—	—	(91,714,713)	(501,826,815)
Net decrease	—	—	(9,104,597)	(41,545,776)
Institutional Class(c)
Subscriptions	619,745	3,370,678	601,006	3,280,871
Redemptions	(188,453)	(1,025,109)	(535,608)	(2,888,216)
Net increase	431,292	2,345,569	65,398	392,655
Institutional 2 Class(d)
Subscriptions	66,941	362,411	41,590	225,000
Redemptions	(75)	(386)	(19,280)	(103,150)
Net increase	66,866	362,025	22,310	121,850
Institutional 3 Class(b),(e)
Subscriptions	58,152,620	318,825,161	78,206,812	427,596,562
Redemptions	(16,635,644)	(89,768,763)	(37,039,522)	(200,800,309)
Net increase	41,516,976	229,056,398	41,167,290	226,796,253
Class R
Subscriptions	27,903	147,952	5,729	31,045
Redemptions	(5,468)	(29,292)	(10,428)	(56,926)
Net increase (decrease)	22,435	118,660	(4,699)	(25,881)
Total net increase	42,406,484	233,922,529	32,927,587	190,041,099

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Semiannual Report 2017

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Columbia Commodity Strategy Fund | Semiannual Report 2017	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class A
11/30/2017 (c)	$5.24	(0.00) (d)	0.21	0.21
5/31/2017	$5.39	(0.03)	(0.12)	(0.15)
5/31/2016	$6.32	(0.06)	(0.87)	(0.93)
5/31/2015	$8.57	(0.08)	(2.17)	(2.25)
5/31/2014	$8.52	(0.09)	0.14 (g)	0.05
5/31/2013 (h)	$8.50	(0.08)	0.10 (g)	0.02
Advisor Class(i)
11/30/2017 (c)	$5.33	0.01	0.22	0.23
5/31/2017	$5.48	(0.02)	(0.13)	(0.15)
5/31/2016	$6.40	(0.04)	(0.88)	(0.92)
5/31/2015	$8.65	(0.07)	(2.18)	(2.25)
5/31/2014	$8.59	(0.07)	0.13 (g)	0.06
5/31/2013 (j)	$9.14	(0.01)	(0.54)	(0.55)
Class C
11/30/2017 (c)	$5.04	(0.02)	0.21	0.19
5/31/2017	$5.23	(0.07)	(0.12)	(0.19)
5/31/2016	$6.18	(0.10)	(0.85)	(0.95)
5/31/2015	$8.45	(0.13)	(2.14)	(2.27)
5/31/2014	$8.46	(0.15)	0.14 (g)	(0.01)
5/31/2013 (k)	$8.50	(0.15)	0.11 (g)	(0.04)
Institutional Class(l)
11/30/2017 (c)	$5.29	0.01	0.22	0.23
5/31/2017	$5.44	(0.02)	(0.13)	(0.15)
5/31/2016	$6.37	(0.05)	(0.88)	(0.93)
5/31/2015	$8.62	(0.07)	(2.18)	(2.25)
5/31/2014	$8.54	(0.07)	0.15 (g)	0.08
5/31/2013 (m)	$8.50	(0.06)	0.10 (g)	0.04
Institutional 2 Class(n)
11/30/2017 (c)	$5.35	0.01	0.22	0.23
5/31/2017	$5.49	(0.01)	(0.13)	(0.14)
5/31/2016	$6.42	(0.04)	(0.89)	(0.93)
5/31/2015	$8.68	(0.06)	(2.20)	(2.26)
5/31/2014 (o)	$8.16	(0.03)	0.55 (g)	0.52
Institutional 3 Class(p)
11/30/2017 (c)	$5.36	0.01	0.23	0.24
5/31/2017	$5.50	0.00 (d)	(0.14)	(0.14)
5/31/2016	$6.43	(0.04)	(0.89)	(0.93)
5/31/2015 (q)	$7.70	(0.04)	(1.23)	(1.27)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Semiannual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$5.45	4.01%	1.08% (e)	1.08% (e),(f)	(0.04%) (e)	0%	$2,454
$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
$6.32	(26.25%)	1.51%	1.27%	(1.17%)	0%	$3,193
$8.57	0.59%	1.34%	1.16%	(1.07%)	0%	$3,376
$8.52	0.24%	1.25% (e)	1.14% (e)	(1.02%) (e)	0%	$3,780

$5.56	4.32%	0.82% (e)	0.82% (e),(f)	0.21%	0%	$17,651
$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
$6.40	(26.01%)	1.26%	1.02%	(1.00%)	0%	$381
$8.65	0.70%	1.10%	0.95%	(0.86%)	0%	$3
$8.59	(6.02%)	0.92% (e)	0.90% (e)	(0.78%) (e)	0%	$2

$5.23	3.77%	1.82% (e)	1.82% (e),(f)	(0.80%) (e)	0%	$268
$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
$6.18	(26.86%)	2.26%	2.02%	(1.93%)	0%	$275
$8.45	(0.12%)	2.10%	1.91%	(1.82%)	0%	$226
$8.46	(0.47%)	2.01% (e)	1.90% (e)	(1.77%) (e)	0%	$145

$5.52	4.35%	0.82% (e)	0.82% (e),(f)	0.23% (e)	0%	$3,594
$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
$6.37	(26.10%)	1.26%	1.02%	(0.92%)	0%	$693
$8.62	0.94%	1.12%	0.92%	(0.83%)	0%	$742
$8.54	0.47%	1.05% (e)	0.90% (e)	(0.77%) (e)	0%	$25

$5.58	4.30%	0.76% (e)	0.76% (e)	0.28% (e)	0%	$1,162
$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
$6.42	(26.04%)	1.18%	0.96%	(0.78%)	0%	$2
$8.68	6.37%	1.16% (e)	0.87% (e)	(0.77%) (e)	0%	$608

$5.60	4.48%	0.70% (e)	0.70% (e)	0.36% (e)	0%	$462,684
$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
$6.43	(16.49%)	1.33% (e)	0.97% (e)	(0.80%) (e)	0%	$2
Columbia Commodity Strategy Fund | Semiannual Report 2017	15

Consolidated Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class R
11/30/2017 (c)	$5.17	(0.01)	0.22	0.21
5/31/2017	$5.34	(0.05)	(0.12)	(0.17)
5/31/2016	$6.28	(0.08)	(0.86)	(0.94)
5/31/2015	$8.53	(0.10)	(2.15)	(2.25)
5/31/2014	$8.50	(0.11)	0.14 (g)	0.03
5/31/2013 (r)	$8.50	(0.11)	0.11 (g)	0.00 (d)
Class T
11/30/2017 (c)	$5.24	0.00 (d)	0.21	0.21
5/31/2017	$5.38	(0.02)	(0.12)	(0.14)
5/31/2016	$6.32	(0.06)	(0.88)	(0.94)
5/31/2015	$8.57	(0.08)	(2.17)	(2.25)
5/31/2014	$8.53	(0.09)	0.13 (g)	0.04
5/31/2013	$8.47	(0.09)	0.15 (g)	0.06

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Rounds to zero.
(e)	Annualized.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Class A shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(i)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(j)	Advisor Class shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(k)	Class C shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(l)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(m)	Institutional Class shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(n)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(o)	Institutional 2 Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(p)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(q)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(r)	Class R shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Semiannual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$5.38	4.06%	1.33% (e)	1.33% (e),(f)	(0.27%) (e)	0%	$200
$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
$6.28	(26.38%)	1.76%	1.52%	(1.42%)	0%	$117
$8.53	0.35%	1.60%	1.42%	(1.33%)	0%	$136
$8.50	(0.00%) (d)	1.52% (e)	1.38% (e)	(1.25%) (e)	0%	$120

$5.45	4.01%	1.08% (e)	1.08% (e),(f)	(0.04%) (e)	0%	$2
$5.24	(2.60%)	1.11%	1.11%	(0.56%)	0%	$2
$5.38	(14.87%)	1.49%	1.43%	(1.16%)	0%	$2
$6.32	(26.25%)	1.51%	1.27%	(1.14%)	0%	$2
$8.57	0.47%	1.32%	1.16%	(1.10%)	0%	$3
$8.53	0.71%	1.51%	1.15%	(0.98%)	0%	$2
Columbia Commodity Strategy Fund | Semiannual Report 2017	17

Notes to Consolidated Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2017, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	15.00%
Net assets	$73,209,482
Net investment income	56,506
Net realized gain	9,982,218
Net change in unrealized appreciation (depreciation)	3,043,815
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
18	Columbia Commodity Strategy Fund | Semiannual Report 2017

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Commodity Strategy Fund | Semiannual Report 2017	19

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
20	Columbia Commodity Strategy Fund | Semiannual Report 2017

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2017:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	5,566,750*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	6,836,433*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Commodity Strategy Fund | Semiannual Report 2017	21

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	9,981,085

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	3,044,274
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2017:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	425,703,076*

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
22	Columbia Commodity Strategy Fund | Semiannual Report 2017

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Commodity Strategy Fund | Semiannual Report 2017	23

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.14
Class T	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
24	Columbia Commodity Strategy Fund | Semiannual Report 2017

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	705
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.36%	1.44%
Advisor Class	1.11	1.19
Class C	2.11	2.19
Institutional Class	1.11	1.19
Institutional 2 Class	1.02	1.11
Institutional 3 Class	0.96	1.06
Class R	1.61	1.69
Class T	1.36	1.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
484,378,000	5,569,000	(6,884,000)	(1,315,000)
Columbia Commodity Strategy Fund | Semiannual Report 2017	25

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2017 as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
20,546	16,402
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the six months ended November 30, 2017, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
Note 8. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments
26	Columbia Commodity Strategy Fund | Semiannual Report 2017

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and
Columbia Commodity Strategy Fund | Semiannual Report 2017	27

Notes to Consolidated Financial Statements  (continued)
November 30, 2017 (Unaudited)
thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 95.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Commodity Strategy Fund | Semiannual Report 2017

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the relatively recent change in the leadership of equity department oversight and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Columbia Commodity Strategy Fund | Semiannual Report 2017	29

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
30	Columbia Commodity Strategy Fund | Semiannual Report 2017

Approval of Management and Subadvisory
Agreements  (continued)
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.
Columbia Commodity Strategy Fund | Semiannual Report 2017	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Columbia Commodity Strategy Fund | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Commodity Strategy Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR129_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Flexible Capital Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Flexible Capital Income Fund   |  Semiannual Report 2017

Columbia Flexible Capital Income Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-portfolio manager
Managed Fund since 2011
Yan Jin
Co-portfolio manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	6.87	15.05	9.19	9.38
	Including sales charges		0.74	8.47	7.91	8.36
Advisor Class*		11/08/12	7.02	15.49	9.47	9.61
Class C	Excluding sales charges	07/28/11	6.43	14.20	8.37	8.56
	Including sales charges		5.43	13.20	8.37	8.56
Institutional Class		07/28/11	7.00	15.34	9.46	9.63
Institutional 2 Class*		11/08/12	6.95	15.44	9.52	9.65
Institutional 3 Class*		03/01/17	7.10	15.43	9.26	9.43
Class R		07/28/11	6.74	14.78	8.90	9.08
Class T	Excluding sales charges	07/28/11	6.87	15.15	9.18	9.37
	Including sales charges		4.20	12.31	8.64	8.92
Blended Benchmark			6.11	13.16	9.91	9.41
Bloomberg Barclays U.S. Aggregate Bond Index			0.68	3.21	1.98	2.87
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
2	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Top 10 holdings (%) (at November 30, 2017)
Intel Corp.	1.3
Bank of America Corp.	1.2
Becton Dickinson and Co. 05/01/2020 6.125%	1.1
SYSCO Corp.	1.1
PacWest Bancorp	1.1
Altria Group, Inc.	1.1
Citigroup, Inc.	1.1
AbbVie, Inc.	1.1
Anthem, Inc. 05/01/2018 5.250%	1.1
AMG Capital Trust II 10/15/2037 5.150%	1.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	35.2
Convertible Bonds	18.2
Convertible Preferred Stocks	13.5
Corporate Bonds & Notes	25.6
Limited Partnerships	1.7
Money Market Funds	1.5
Preferred Debt	1.7
Preferred Stocks	0.5
Senior Loans	2.1
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Flexible Capital Income Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,068.70	1,019.80	5.45	5.32	1.05
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,070.20	1,021.11	4.10	4.00	0.79
Class C	1,000.00	1,000.00	1,064.30	1,016.04	9.31	9.10	1.80
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,070.00	1,021.06	4.15	4.05	0.80
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,069.50	1,021.21	3.99	3.90	0.77
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,071.00	1,021.46	3.74	3.65	0.72
Class R	1,000.00	1,000.00	1,067.40	1,018.55	6.74	6.58	1.30
Class T	1,000.00	1,000.00	1,068.70	1,019.85	5.39	5.27	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 34.8%
Issuer	Shares	Value ($)
Consumer Discretionary 2.6%
Automobiles 0.5%
General Motors Co.	60,000	2,585,400
Hotels, Restaurants & Leisure 1.6%
Extended Stay America, Inc.	275,000	4,804,250
Six Flags Entertainment Corp.	65,000	4,252,300
Total		9,056,550
Leisure Products 0.5%
Hasbro, Inc.	29,500	2,744,090
Total Consumer Discretionary		14,386,040
Consumer Staples 3.5%
Food & Staples Retailing 1.7%
SYSCO Corp.	105,000	6,061,650
Wal-Mart Stores, Inc.	33,500	3,257,205
Total		9,318,855
Food Products 0.8%
Kellogg Co.	65,000	4,300,400
Tobacco 1.0%
Altria Group, Inc.	87,500	5,935,125
Total Consumer Staples		19,554,380
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
BP PLC, ADR	132,500	5,309,275
Goodrich Petroleum Corp.(a)	31,264	329,835
Goodrich Petroleum Corp.(a),(b),(c)	3,775,000	4
Suncor Energy, Inc.	157,500	5,474,700
Total		11,113,814
Total Energy		11,113,814
Financials 7.9%
Banks 3.8%
Bank of America Corp.	225,000	6,338,250
Citigroup, Inc.	77,500	5,851,250
First Hawaiian, Inc.	100,000	2,927,000
PacWest Bancorp	125,000	5,957,500
Total		21,074,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.5%
Ares Capital Corp.	335,000	5,433,700
TCG BDC, Inc.	145,000	2,689,750
Total		8,123,450
Insurance 1.2%
MetLife, Inc.	75,000	4,026,000
Validus Holdings Ltd.	57,500	2,827,850
Total		6,853,850
Mortgage Real Estate Investment Trusts (REITS) 1.4%
Blackstone Mortgage Trust, Inc.	70,000	2,290,400
Starwood Property Trust, Inc.	250,000	5,420,000
Total		7,710,400
Total Financials		43,761,700
Health Care 2.8%
Biotechnology 1.8%
AbbVie, Inc.	60,000	5,815,200
Gilead Sciences, Inc.	55,000	4,112,900
Total		9,928,100
Health Care Equipment & Supplies 1.0%
Medtronic PLC	67,500	5,543,775
Total Health Care		15,471,875
Industrials 2.0%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	17,000	5,425,040
Transportation Infrastructure 1.0%
Macquarie Infrastructure Corp.	82,500	5,509,350
Total Industrials		10,934,390
Information Technology 7.5%
Communications Equipment 0.8%
Cisco Systems, Inc.	120,000	4,476,000
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	130,000	4,210,700
IT Services 1.0%
Automatic Data Processing, Inc.	22,500	2,575,350
Booz Allen Hamilton Holdings Corp.	77,500	2,998,475
Total		5,573,825

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.9%
Analog Devices, Inc.	45,000	3,874,950
Intel Corp.	150,000	6,726,000
KLA-Tencor Corp.	40,000	4,089,600
Lam Research Corp.	20,000	3,846,600
QUALCOMM, Inc.	43,500	2,885,790
Total		21,422,940
Software 1.0%
Microsoft Corp.	65,000	5,471,050
Total Information Technology		41,154,515
Materials 1.6%
Chemicals 0.8%
DowDuPont, Inc.	57,500	4,137,700
Containers & Packaging 0.5%
International Paper Co.	50,000	2,830,500
Metals & Mining 0.3%
Warrior Met Coal, Inc.	77,500	1,722,050
Total Materials		8,690,250
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
Alexandria Real Estate Equities, Inc.	34,000	4,320,040
Equinix, Inc.	8,500	3,948,165
Total		8,268,205
Total Real Estate		8,268,205
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	140,000	5,093,200
Total Telecommunication Services		5,093,200
Utilities 2.5%
Electric Utilities 1.6%
American Electric Power Co., Inc.	55,000	4,269,650
Xcel Energy, Inc.	85,000	4,386,850
Total		8,656,500
Independent Power and Renewable Electricity Producers 0.9%
NRG Yield, Inc. Class A	280,603	5,278,142
Total Utilities		13,934,642
Total Common Stocks (Cost $158,472,984)		192,363,011
Convertible Bonds 17.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.5%
Navistar International Corp.
04/15/2019	4.750%	2,551,000	2,756,674
Cable and Satellite 1.0%
DISH Network Corp.
08/15/2026	3.375%	4,900,000	5,460,438
Gaming 0.5%
Caesars Entertainment Corp.
10/01/2024	5.000%	1,450,000	2,920,844
Health Care 1.4%
Invacare Corp.
02/15/2021	5.000%	2,200,000	2,766,500
Novavax, Inc.
02/01/2023	3.750%	3,540,000	1,699,200
Teladoc, Inc.(d)
12/15/2022	3.000%	2,700,000	3,099,411
Total			7,565,111
Home Construction 0.7%
SunPower Corp.
01/15/2023	4.000%	4,820,000	4,005,521
Independent Energy 1.0%
Chesapeake Energy Corp.(d)
09/15/2026	5.500%	6,200,000	5,708,712
Chesapeake Energy Corp.
12/15/2038	2.250%	47,000	45,649
Total			5,754,361
Media and Entertainment 0.4%
Liberty Interactive LLC(d)
09/30/2046	1.750%	2,200,000	2,472,250
Oil Field Services 0.1%
Cobalt International Energy, Inc.(e)
05/15/2024	3.125%	3,950,000	404,875
Other Financial Institutions 0.6%
Encore Capital Group, Inc.(d)
03/15/2022	3.250%	2,450,000	2,894,063
Walter Investment Management Corp.(e)
11/01/2019	4.500%	3,433,000	308,970
Total			3,203,033
Other Industry 1.2%
General Cable Corp.(f)
Subordinated
11/15/2029	4.500%	4,300,000	4,157,562

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Green Plains, Inc.
09/01/2022	4.125%	2,800,000	2,626,750
Total			6,784,312
Other REIT 1.8%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	3,300,000	3,349,500
IH Merger Sub LLC(d)
01/15/2022	3.500%	3,500,000	4,009,687
New York Mortgage Trust, Inc.
01/15/2022	6.250%	2,500,000	2,546,875
Total			9,906,062
Pharmaceuticals 4.4%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	3,000,000	2,506,875
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	3,000,000	2,390,952
Clovis Oncology, Inc.
09/15/2021	2.500%	2,000,000	2,555,000
Dermira, Inc.(d)
05/15/2022	3.000%	2,500,000	2,637,500
Fluidigm Corp.
02/01/2034	2.750%	3,500,000	2,810,892
Innoviva, Inc.
Subordinated
01/15/2023	2.125%	2,750,000	2,615,739
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,000,000	3,993,750
PTC Therapeutics, Inc.
08/15/2022	3.000%	2,800,000	2,129,750
Radius Health, Inc.
09/01/2024	3.000%	3,200,000	2,798,000
Total			24,438,458
Property & Casualty 1.6%
Heritage Insurance Holdings, Inc.(d)
08/01/2037	5.875%	2,500,000	3,325,000
MGIC Investment Corp.(d),(f)
Junior Subordinated
04/01/2063	9.000%	3,800,000	5,248,750
Total			8,573,750
Retailers 0.1%
GNC Holdings, Inc.
08/15/2020	1.500%	1,800,000	771,750
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.8%
Microchip Technology, Inc.(d)
Junior Subordinated
02/15/2037	2.250%	4,500,000	5,256,585
Micron Technology, Inc.
02/15/2033	2.125%	1,200,000	4,643,250
Total			9,899,835
Transportation Services 0.8%
Aegean Marine Petroleum Network, Inc.(d)
12/15/2021	4.250%	3,600,000	2,416,500
Ship Finance International Ltd.
10/15/2021	5.750%	1,746,000	1,854,034
Total			4,270,534
Total Convertible Bonds (Cost $98,768,642)			99,187,808

Convertible Preferred Stocks 13.3%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Staples 1.0%
Food Products 1.0%
Bunge Ltd.	4.875%	55,000	5,677,540
Total Consumer Staples			5,677,540
Energy 1.3%
Oil, Gas & Consumable Fuels 1.3%
Hess Corp.	8.000%	72,000	4,071,600
WPX Energy, Inc.	6.250%	52,500	2,983,050
Total			7,054,650
Total Energy			7,054,650
Financials 2.5%
Banks 1.0%
Bank of America Corp.	7.250%	4,200	5,535,600
Capital Markets 1.5%
AMG Capital Trust II	5.150%	90,000	5,709,375
Cowen, Inc.	5.625%	3,400	2,849,268
Total			8,558,643
Total Financials			14,094,243
Health Care 2.9%
Health Care Equipment & Supplies 1.1%
Becton Dickinson and Co.	6.125%	100,000	6,068,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Health Care Providers & Services 1.0%
Anthem, Inc.	5.250%	100,000	5,773,000
Pharmaceuticals 0.8%
Allergan PLC	5.500%	6,900	4,293,939
Total Health Care			16,134,939
Industrials 1.3%
Machinery 1.3%
Rexnord Corp.	5.750%	47,500	2,693,250
Stanley Black & Decker, Inc.	5.375%	35,000	4,287,500
Total			6,980,750
Total Industrials			6,980,750
Information Technology 1.5%
Electronic Equipment, Instruments & Components 1.0%
Belden, Inc.	6.750%	50,000	5,655,000
Internet Software & Services 0.5%
Mandatory Exchangeable Trust(d)	5.750%	12,500	2,496,875
Total Information Technology			8,151,875
Materials 0.5%
Chemicals 0.5%
A. Schulman, Inc.	6.000%	3,000	2,824,770
Total Materials			2,824,770
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Crown Castle International Corp.	6.875%	4,800	5,552,592
Total Real Estate			5,552,592
Telecommunication Services 0.3%
Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.	5.500%	14,312	1,411,593
Total Telecommunication Services			1,411,593
Utilities 1.0%
Multi-Utilities 1.0%
DTE Energy Co.	6.500%	100,000	5,621,000
Total Utilities			5,621,000
Total Convertible Preferred Stocks (Cost $68,041,817)			73,503,952
Corporate Bonds & Notes 25.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.9%
Navistar International Corp.(d)
11/01/2025	6.625%	4,900,000	5,074,175
Banking 0.8%
Popular, Inc.
07/01/2019	7.000%	4,500,000	4,633,609
Brokerage/Asset Managers/Exchanges 1.0%
LPL Holdings, Inc.(d)
09/15/2025	5.750%	5,200,000	5,360,384
Cable and Satellite 1.7%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	4,800,000	5,511,369
Telesat Canada/LLC(d)
11/15/2024	8.875%	3,600,000	4,009,943
Total			9,521,312
Chemicals 0.5%
A. Schulman, Inc.
06/01/2023	6.875%	2,600,000	2,722,819
Electric 1.0%
Covanta Holding Corp.
07/01/2025	5.875%	5,477,000	5,455,453
Finance Companies 1.7%
Fortress Transportation & Infrastructure Investors LLC(d)
03/15/2022	6.750%	3,850,000	4,027,531
iStar, Inc.
04/01/2022	6.000%	5,257,000	5,477,032
Total			9,504,563
Food and Beverage 1.0%
Chobani LLC/Finance Corp., Inc.(d)
04/15/2025	7.500%	2,572,000	2,799,583
Lamb Weston Holdings, Inc.(d)
11/01/2026	4.875%	2,400,000	2,522,722
Total			5,322,305
Health Care 1.0%
Quotient Ltd.(b),(c),(d)
10/15/2023	12.000%	1,330,000	1,330,000
SP Finco LLC(d)
07/01/2025	6.750%	4,600,000	4,185,770
Total			5,515,770

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 1.0%
Centene Corp.
01/15/2025	4.750%	5,223,000	5,356,918
Independent Energy 1.2%
Extraction Oil & Gas, Inc.(d)
05/15/2024	7.375%	2,597,000	2,765,805
Stone Energy Corp.
05/31/2022	7.500%	4,169,067	4,171,660
Total			6,937,465
Media and Entertainment 1.0%
Lions Gate Entertainment Corp.(d)
11/01/2024	5.875%	5,150,000	5,446,501
Metals and Mining 2.0%
CONSOL Energy, Inc.(d)
11/15/2025	11.000%	2,800,000	2,816,047
Constellium NV(d)
03/01/2025	6.625%	5,200,000	5,523,149
Warrior Met Coal, Inc.(d)
11/01/2024	8.000%	2,700,000	2,791,376
Total			11,130,572
Midstream 0.5%
Summit Midstream Partners LP(f)
Junior Subordinated
12/31/2049	9.500%	2,800,000	2,829,490
Oil Field Services 0.5%
SESI LLC(d)
09/15/2024	7.750%	2,600,000	2,697,690
Packaging 2.0%
BWAY Holding Co.(d)
04/15/2025	7.250%	5,300,000	5,491,797
Novolex (d)
01/15/2025	6.875%	5,200,000	5,378,547
Total			10,870,344
Pharmaceuticals 2.4%
AMAG Pharmaceuticals, Inc.(d)
09/01/2023	7.875%	5,450,000	5,333,457
Horizon Pharma, Inc.(d)
11/01/2024	8.750%	2,600,000	2,745,150
Valeant Pharmaceuticals International, Inc.(d)
03/01/2023	5.500%	6,200,000	5,340,122
Total			13,418,729
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.3%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,613,000	1,426,755
Supermarkets 0.7%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	3,860,972
Technology 2.0%
Diebold, Inc.
04/15/2024	8.500%	5,100,000	5,482,199
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/US Holdings I, LLC(d)
11/30/2024	10.000%	2,450,000	2,753,055
Informatica LLC(d)
07/15/2023	7.125%	2,682,000	2,735,750
Total			10,971,004
Transportation Services 1.2%
Hertz Corp. (The)(d)
06/01/2022	7.625%	2,750,000	2,839,251
Hertz Corp. (The)
10/15/2022	6.250%	4,200,000	4,023,411
Total			6,862,662
Wirelines 0.9%
Frontier Communications Corp.
09/15/2025	11.000%	6,740,000	5,186,282
Total Corporate Bonds & Notes (Cost $138,239,111)			140,105,774

Limited Partnerships 1.7%
Issuer	Shares	Value ($)
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Enviva Partners LP	97,500	2,715,375
Total Energy		2,715,375
Industrials 0.5%
Trading Companies & Distributors 0.5%
Fortress Transportation & Infrastructure Investors LLC	150,000	2,730,000
Total Industrials		2,730,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	9

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Limited Partnerships (continued)
Issuer	Shares	Value ($)
Utilities 0.7%
Independent Power and Renewable Electricity Producers 0.7%
8Point3 Energy Partners LP	270,000	4,066,200
Total Utilities		4,066,200
Total Limited Partnerships (Cost $9,138,332)		9,511,575

Preferred Debt 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.7%
Citigroup Capital XIII(f)
10/30/2040	6.692%	145,000	3,975,900
Wells Fargo & Co.
12/31/2049	7.500%	4,000	5,364,000
Total			9,339,900
Total Preferred Debt (Cost $8,425,235)			9,339,900

Preferred Stocks 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Financials 0.5%
Banks 0.5%
GMAC Capital Trust I(f)	7.201%	100,000	2,612,000
Total Financials			2,612,000
Total Preferred Stocks (Cost $2,548,400)			2,612,000

Senior Loans 2.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
HLF Financing SARL(g),(h)
Term Loan
3-month USD LIBOR + 5.500% 02/15/2023	6.850%	2,406,250	2,398,237
Metals and Mining 0.3%
CONSOL Energy, Inc.(g),(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 6.000% 10/31/2022	7.378%	1,400,000	1,403,500
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oil Field Services 0.9%
EagleClaw Midstream Ventures(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 06/24/2024	5.729%	5,149,095	5,184,521
Retailers 0.5%
BJ’s Wholesale Club, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 4.000% 02/03/2025	8.742%	2,692,000	2,619,101
Total Senior Loans (Cost $11,589,773)			11,605,359

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(b),(c),(j)	11,139	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 1.5%
	Shares	Value ($)
JPMorgan US Government Money Market Fund, Agency Shares 0.878%(k)	8,237,917	8,237,917
Total Money Market Funds (Cost $8,237,917)		8,237,917
Total Investments (Cost: $503,462,211)		546,467,296
Other Assets & Liabilities, Net		6,631,371
Net Assets		553,098,667

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2017, the value of these securities amounted to $1,330,004, which represents 0.24% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2017, the value of these securities amounted to $123,533,138, which represents 22.33% of net assets.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2017, the value of these securities amounted to $713,845, which represents 0.13% of net assets.
(f)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(g)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of November 30, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(h)	Variable rate security.
(i)	Represents a security purchased on a forward commitment basis.
(j)	Negligible market value.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	11

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	14,386,040	—	—	14,386,040
Consumer Staples	19,554,380	—	—	19,554,380
Energy	11,113,810	—	4	11,113,814
Financials	43,761,700	—	—	43,761,700
Health Care	15,471,875	—	—	15,471,875
Industrials	10,934,390	—	—	10,934,390
Information Technology	41,154,515	—	—	41,154,515
Materials	8,690,250	—	—	8,690,250
Real Estate	8,268,205	—	—	8,268,205
Telecommunication Services	5,093,200	—	—	5,093,200
Utilities	13,934,642	—	—	13,934,642
Total Common Stocks	192,363,007	—	4	192,363,011
Convertible Bonds	—	99,187,808	—	99,187,808
Convertible Preferred Stocks
Consumer Staples	—	5,677,540	—	5,677,540
Energy	7,054,650	—	—	7,054,650
Financials	5,535,600	8,558,643	—	14,094,243
Health Care	16,134,939	—	—	16,134,939
Industrials	6,980,750	—	—	6,980,750
Information Technology	5,655,000	2,496,875	—	8,151,875
Materials	—	2,824,770	—	2,824,770
Real Estate	5,552,592	—	—	5,552,592
Telecommunication Services	1,411,593	—	—	1,411,593
Utilities	5,621,000	—	—	5,621,000
Total Convertible Preferred Stocks	53,946,124	19,557,828	—	73,503,952
Corporate Bonds & Notes	—	138,775,774	1,330,000	140,105,774
Limited Partnerships
Energy	2,715,375	—	—	2,715,375
Industrials	2,730,000	—	—	2,730,000
Utilities	4,066,200	—	—	4,066,200
Total Limited Partnerships	9,511,575	—	—	9,511,575
Preferred Debt	9,339,900	—	—	9,339,900
Preferred Stocks
Financials	2,612,000	—	—	2,612,000
Total Preferred Stocks	2,612,000	—	—	2,612,000
Senior Loans	—	11,605,359	—	11,605,359
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	8,237,917	—	—	8,237,917
Total Investments	276,010,923	269,126,769	1,330,004	546,467,296

*	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	13

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$503,462,211
Investments in unaffiliated issuers, at value	546,467,296
Cash	869
Receivable for:
Investments sold	3,287,103
Capital shares sold	1,218,093
Dividends	998,507
Interest	3,058,321
Foreign tax reclaims	3,906
Prepaid expenses	2,987
Other assets	43,475
Total assets	555,080,557
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,372,000
Capital shares purchased	481,370
Management services fees	9,781
Distribution and/or service fees	4,835
Transfer agent fees	39,492
Compensation of board members	33,932
Compensation of chief compliance officer	54
Other expenses	40,426
Total liabilities	1,981,890
Net assets applicable to outstanding capital stock	$553,098,667
Represented by
Paid in capital	533,337,283
Undistributed net investment income	2,125,517
Accumulated net realized loss	(25,369,218)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	43,005,085
Total - representing net assets applicable to outstanding capital stock	$553,098,667
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$143,510,137
Shares outstanding	10,968,747
Net asset value per share	$13.08
Maximum offering price per share(a)	$13.88
Advisor Class(b)
Net assets	$13,530,864
Shares outstanding	1,026,230
Net asset value per share	$13.19
Class C
Net assets	$140,843,122
Shares outstanding	10,832,693
Net asset value per share	$13.00
Institutional Class(c)
Net assets	$242,633,823
Shares outstanding	18,544,551
Net asset value per share	$13.08
Institutional 2 Class(d)
Net assets	$7,439,264
Shares outstanding	563,883
Net asset value per share	$13.19
Institutional 3 Class(e)
Net assets	$4,327,886
Shares outstanding	331,910
Net asset value per share	$13.04
Class R
Net assets	$807,987
Shares outstanding	61,820
Net asset value per share	$13.07
Class T
Net assets	$5,584
Shares outstanding	427
Net asset value per share(f)	$13.09
Maximum offering price per share(g)	$13.43

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	15

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$7,710,881
Interest	7,331,491
Foreign taxes withheld	(16,729)
Total income	15,025,643
Expenses:
Management services fees	1,738,156
Distribution and/or service fees
Class A	173,915
Class C	682,929
Class R	1,930
Class T	7
Transfer agent fees
Class A	60,216
Advisor Class(a)	7,545
Class C	59,116
Institutional Class(b)	101,303
Institutional 2 Class(c)	1,903
Institutional 3 Class(d)	109
Class R	333
Class T	2
Compensation of board members	11,506
Custodian fees	2,874
Printing and postage fees	24,506
Registration fees	76,803
Audit fees	20,479
Legal fees	6,546
Compensation of chief compliance officer	54
Other	18,120
Total expenses	2,988,352
Fees waived by transfer agent
Institutional 3 Class(d)	(109)
Expense reduction	(20)
Total net expenses	2,988,223
Net investment income	12,037,420
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,864,411
Foreign currency translations	986
Net realized gain	9,865,397
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,403,049
Net change in unrealized appreciation (depreciation)	13,403,049
Net realized and unrealized gain	23,268,446
Net increase in net assets resulting from operations	$35,305,866

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017 (a)
Operations
Net investment income	$12,037,420	$19,661,384
Net realized gain	9,865,397	7,922,919
Net change in unrealized appreciation (depreciation)	13,403,049	50,552,286
Net increase in net assets resulting from operations	35,305,866	78,136,589
Distributions to shareholders
Net investment income
Class A	(2,791,747)	(10,061,019)
Advisor Class(b)	(392,473)	(824,256)
Class C	(2,243,274)	(4,923,846)
Class I(c)	—	(129)
Institutional Class(d)	(4,924,237)	(5,437,346)
Institutional 2 Class(e)	(128,169)	(258,973)
Institutional 3 Class(f)	(36,945)	(28)
Class R	(13,983)	(18,465)
Class T	(112)	(278)
Total distributions to shareholders	(10,530,940)	(21,524,340)
Increase in net assets from capital stock activity	13,120,162	8,049,661
Total increase in net assets	37,895,088	64,661,910
Net assets at beginning of period	515,203,579	450,541,669
Net assets at end of period	$553,098,667	$515,203,579
Undistributed net investment income	$2,125,517	$619,037

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,343,662	17,119,270	5,345,639	64,287,372
Distributions reinvested	216,172	2,724,927	847,137	9,867,424
Redemptions	(1,371,749)	(17,465,447)	(16,964,221)	(205,765,974)
Net increase (decrease)	188,085	2,378,750	(10,771,445)	(131,611,178)
Advisor Class(b)
Subscriptions	150,995	1,955,924	486,207	5,853,626
Distributions reinvested	30,904	392,417	69,782	824,135
Redemptions	(622,010)	(8,060,528)	(421,883)	(5,082,653)
Net increase (decrease)	(440,111)	(5,712,187)	134,106	1,595,108
Class C
Subscriptions	1,071,700	13,573,315	2,367,737	28,362,986
Distributions reinvested	171,708	2,154,131	389,581	4,537,951
Redemptions	(1,058,793)	(13,390,196)	(2,859,207)	(33,728,485)
Net increase (decrease)	184,615	2,337,250	(101,889)	(827,548)
Class I(c)
Redemptions	—	—	(210)	(2,561)
Net decrease	—	—	(210)	(2,561)
Institutional Class(d)
Subscriptions	2,992,769	38,109,442	15,542,700	190,309,320
Distributions reinvested	375,769	4,734,643	416,229	4,922,748
Redemptions	(2,744,504)	(34,992,522)	(4,719,031)	(56,292,454)
Net increase	624,034	7,851,563	11,239,898	138,939,614
Institutional 2 Class(e)
Subscriptions	173,856	2,225,542	170,533	2,063,342
Distributions reinvested	10,081	128,112	21,953	258,851
Redemptions	(39,220)	(502,352)	(216,998)	(2,635,978)
Net increase (decrease)	144,717	1,851,302	(24,512)	(313,785)
Institutional 3 Class(c),(f)
Subscriptions	347,415	4,469,351	200	2,520
Distributions reinvested	2,907	36,891	—	—
Redemptions	(18,612)	(239,000)	—	—
Net increase	331,710	4,267,242	200	2,520
Class R
Subscriptions	17,343	218,215	52,551	631,649
Distributions reinvested	1,105	13,932	1,557	18,353
Redemptions	(6,770)	(85,596)	(31,056)	(381,597)
Net increase	11,678	146,551	23,052	268,405
Class T
Distributions reinvested	5	59	14	160
Redemptions	(29)	(368)	(88)	(1,074)
Net decrease	(24)	(309)	(74)	(914)
Total net increase	1,044,704	13,120,162	499,126	8,049,661

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Semiannual Report 2017

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Columbia Flexible Capital Income Fund | Semiannual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$12.49	0.29	0.56	0.85	(0.26)	—
5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—
5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)
5/31/2015	$12.59	0.39	0.02	0.41	(0.43)	(0.08)
5/31/2014	$11.98	0.43	0.96	1.39	(0.44)	(0.34)
5/31/2013	$10.32	0.45	1.69	2.14	(0.43)	(0.05)
Advisor Class(f)
11/30/2017 (c)	$12.59	0.30	0.57	0.87	(0.27)	—
5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—
5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)
5/31/2015	$12.68	0.43	0.01	0.44	(0.46)	(0.08)
5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)
5/31/2013 (g)	$10.93	0.36	1.08	1.44	(0.27)	(0.05)
Class C
11/30/2017 (c)	$12.42	0.24	0.55	0.79	(0.21)	—
5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—
5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)
5/31/2015	$12.52	0.30	0.01	0.31	(0.33)	(0.08)
5/31/2014	$11.91	0.33	0.97	1.30	(0.35)	(0.34)
5/31/2013	$10.28	0.37	1.67	2.04	(0.36)	(0.05)
Institutional Class(h)
11/30/2017 (c)	$12.49	0.31	0.55	0.86	(0.27)	—
5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—
5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)
5/31/2015	$12.60	0.43	0.00 (i)	0.43	(0.46)	(0.08)
5/31/2014	$11.98	0.46	0.97	1.43	(0.47)	(0.34)
5/31/2013	$10.32	0.48	1.68	2.16	(0.45)	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$13.08	6.87%	1.05% (d)	1.05% (d),(e)	4.56% (d)	26%	$143,510
(0.56)	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
(0.72)	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
(0.51)	$12.49	3.37%	1.08%	1.07%	3.20%	60%	$372,408
(0.78)	$12.59	12.17%	1.17%	1.02%	3.52%	48%	$168,897
(0.48)	$11.98	21.18%	1.85%	1.10%	4.03%	63%	$15,534

(0.27)	$13.19	7.02%	0.79% (d)	0.79% (d),(e)	4.71% (d)	26%	$13,531
(0.59)	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
(0.75)	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
(0.54)	$12.58	3.61%	0.83%	0.82%	3.45%	60%	$23,755
(0.81)	$12.68	12.55%	0.92%	0.77%	3.83%	48%	$9,087
(0.32)	$12.05	13.40%	1.59% (d)	0.85% (d)	4.28% (d)	63%	$897

(0.21)	$13.00	6.43%	1.80% (d)	1.80% (d),(e)	3.81% (d)	26%	$140,843
(0.48)	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
(0.64)	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
(0.41)	$12.42	2.61%	1.83%	1.82%	2.47%	60%	$162,563
(0.69)	$12.52	11.38%	1.92%	1.78%	2.79%	48%	$49,739
(0.41)	$11.91	20.26%	2.63%	1.85%	3.26%	63%	$1,925

(0.27)	$13.08	7.00%	0.80% (d)	0.80% (d),(e)	4.82% (d)	26%	$242,634
(0.59)	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
(0.75)	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
(0.54)	$12.49	3.55%	0.83%	0.82%	3.49%	60%	$144,617
(0.81)	$12.60	12.54%	0.92%	0.75%	3.82%	48%	$27,600
(0.50)	$11.98	21.46%	1.61%	0.85%	4.30%	63%	$3,716
Columbia Flexible Capital Income Fund | Semiannual Report 2017	21

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 2 Class(j)
11/30/2017 (c)	$12.60	0.32	0.54	0.86	(0.27)	—
5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—
5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)
5/31/2015	$12.68	0.42	0.03	0.45	(0.47)	(0.08)
5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)
5/31/2013 (k)	$10.93	0.37	1.07	1.44	(0.27)	(0.05)
Institutional 3 Class(l)
11/30/2017 (c)	$12.44	0.36	0.51	0.87	(0.27)	—
5/31/2017 (m)	$12.48	(5.60)	5.70	0.10	(0.14)	—
Class R
11/30/2017 (c)	$12.48	0.28	0.55	0.83	(0.24)	—
5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—
5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)
5/31/2015	$12.58	0.36	0.02	0.38	(0.40)	(0.08)
5/31/2014	$11.97	0.41	0.95	1.36	(0.41)	(0.34)
5/31/2013	$10.31	0.42	1.69	2.11	(0.40)	(0.05)
Class T
11/30/2017 (c)	$12.50	0.29	0.56	0.85	(0.26)	—
5/31/2017	$11.07	0.51	1.48	1.99	(0.56)	—
5/31/2016	$12.50	0.49	(1.19)	(0.70)	(0.58)	(0.15)
5/31/2015	$12.60	0.38	0.02	0.40	(0.42)	(0.08)
5/31/2014	$11.98	0.43	0.97	1.40	(0.44)	(0.34)
5/31/2013	$10.32	0.44	1.69	2.13	(0.42)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Advisor Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Rounds to zero.
(j)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(k)	Institutional 2 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(l)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(m)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$13.19	6.95%	0.77% (d)	0.77% (d)	4.91% (d)	26%	$7,439
(0.60)	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
(0.76)	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
(0.55)	$12.58	3.66%	0.74%	0.72%	3.41%	60%	$4,663
(0.81)	$12.68	12.55%	0.82%	0.76%	3.84%	48%	$5,695
(0.32)	$12.05	13.41%	0.86% (d)	0.84% (d)	4.29% (d)	63%	$16,569

(0.27)	$13.04	7.10%	0.73% (d)	0.72% (d)	5.69% (d)	26%	$4,328
(0.14)	$12.44	0.84%	0.74% (d)	0.74% (d)	(184.79%) (d)	71%	$2

(0.24)	$13.07	6.74%	1.30% (d)	1.30% (d),(e)	4.32% (d)	26%	$808
(0.53)	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
(0.70)	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
(0.48)	$12.48	3.11%	1.34%	1.33%	2.94%	60%	$1,368
(0.75)	$12.58	11.87%	1.41%	1.29%	3.38%	48%	$531
(0.45)	$11.97	20.87%	2.12%	1.35%	3.79%	63%	$3

(0.26)	$13.09	6.87%	1.04% (d)	1.04% (d),(e)	4.54% (d)	26%	$6
(0.56)	$12.50	18.44%	1.05%	1.05%	4.32%	71%	$6
(0.73)	$11.07	(5.41%)	1.07%	1.07%	4.35%	63%	$6
(0.50)	$12.50	3.33%	1.07%	1.07%	3.08%	60%	$10
(0.78)	$12.60	12.22%	1.17%	1.08%	3.52%	48%	$16
(0.47)	$11.98	21.13%	1.91%	1.10%	3.97%	63%	$4,875
Columbia Flexible Capital Income Fund | Semiannual Report 2017	23

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
26	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Flexible Capital Income Fund | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018,
28	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.09
Class T	0.07
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $750,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	331,708
Class C	3,086
Columbia Flexible Capital Income Fund | Semiannual Report 2017	29

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.25%	1.26%
Advisor Class	1.00	1.01
Class C	2.00	2.01
Institutional Class	1.00	1.01
Institutional 2 Class	0.96	0.96
Institutional 3 Class	0.91	0.91
Class R	1.50	1.51
Class T	1.25	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
503,462,000	60,324,000	17,319,000	43,005,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
30	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	—	—	2,742,307	31,356,713	34,099,020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $151,659,855 and $137,505,617, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	31

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 48.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	33

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
34	Columbia Flexible Capital Income Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Flexible Capital Income Fund | Semiannual Report 2017	35

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
36	Columbia Flexible Capital Income Fund | Semiannual Report 2017

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Columbia Flexible Capital Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR148_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Multi-Manager Value Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Value Strategies Fund   |  Semiannual Report 2017

Multi-Manager Value Strategies Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Multi-Manager Value Strategies Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Joseph Chi, CFA
Jed Fogdall
Lukas Smart, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2017)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	04/20/12	10.69	20.28	13.80	12.86
Institutional Class*	01/03/17	10.77	20.32	13.81	12.87
Russell 1000 Value Index		8.79	14.83	14.17	13.72
Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2017)
JPMorgan Chase & Co.	3.8
Microsoft Corp.	2.6
Pfizer, Inc.	2.3
Comcast Corp., Class A	2.3
Exxon Mobil Corp.	2.2
Citigroup, Inc.	2.1
Intel Corp.	1.8
Abbott Laboratories	1.8
AT&T, Inc.	1.8
Apple, Inc.	1.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2017)
Common Stocks	98.4
Exchange-Traded Funds	0.2
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2017)
Consumer Discretionary	14.0
Consumer Staples	9.3
Energy	6.6
Financials	24.6
Health Care	12.6
Industrials	10.4
Information Technology	14.6
Materials	3.4
Real Estate	1.1
Telecommunication Services	2.0
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Value Strategies Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.90	1,019.80	5.55	5.32	1.05
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,107.70	1,021.06	4.23	4.05	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
4	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 13.7%
Auto Components 1.4%
Adient PLC	5,148	402,883
Autoliv, Inc.	10,733	1,372,965
BorgWarner, Inc.	369,341	20,564,907
Gentex Corp.	27,579	564,818
Goodyear Tire & Rubber Co. (The)	422,076	13,662,600
Lear Corp.	6,825	1,234,574
Total		37,802,747
Automobiles 1.3%
Ford Motor Co.	1,973,448	24,707,569
General Motors Co.	207,339	8,934,237
Total		33,641,806
Distributors 0.1%
LKQ Corp.(a)	32,790	1,292,582
Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	54,194	3,557,294
Hyatt Hotels Corp., Class A(a)	6,821	493,568
McDonald’s Corp.	45,924	7,897,550
MGM Resorts International	113,779	3,882,139
Norwegian Cruise Line Holdings Ltd.(a)	40,241	2,179,453
Royal Caribbean Cruises Ltd.	41,219	5,106,210
Total		23,116,214
Household Durables 1.2%
D.R. Horton, Inc.	125,705	6,410,955
Garmin Ltd.	27,676	1,718,126
Lennar Corp., Class A	45,976	2,886,373
Lennar Corp., Class B	2,749	141,079
Mohawk Industries, Inc.(a)	16,556	4,678,891
Newell Brands, Inc.	20,427	632,624
PulteGroup, Inc.	106,054	3,619,623
Toll Brothers, Inc.	16,989	855,056
Whirlpool Corp.	68,750	11,589,188
Total		32,531,915
Internet & Direct Marketing Retail 0.1%
Liberty Interactive Corp., Class A(a)	116,948	2,853,531
Common Stocks (continued)
Issuer	Shares	Value ($)
Media 5.3%
21st Century Fox, Inc., Class B	291,645	9,084,742
Charter Communications, Inc., Class A(a)	70,835	23,107,085
Comcast Corp., Class A	1,566,124	58,792,295
Liberty Braves Group, Class A(a)	1,225	27,710
Liberty Braves Group, Class C(a)	2,489	56,351
Liberty Broadband Corp., Class A(a)	3,332	285,586
Liberty Broadband Corp., Class C(a)	16,915	1,470,759
Liberty Media Group LLC, Class C(a)	1,007	36,655
Liberty SiriusXM Group, Class A(a)	5,812	236,955
Liberty SiriusXM Group, Class C(a)	11,835	482,986
Madison Square Garden Co. (The), Class A(a)	175	37,914
News Corp., Class A	33,401	539,760
News Corp., Class B	22,496	368,934
TEGNA, Inc.	366,754	4,870,493
Time Warner, Inc.	216,249	19,788,946
Viacom, Inc., Class B	30,379	860,333
Walt Disney Co. (The)	188,251	19,732,470
Total		139,779,974
Multiline Retail 0.3%
Dollar Tree, Inc.(a)	12,480	1,282,445
Kohl’s Corp.	54,352	2,607,265
Macy’s, Inc.	82,725	1,968,855
Target Corp.	34,775	2,083,023
Total		7,941,588
Specialty Retail 1.9%
AutoNation, Inc.(a)	11,077	613,334
Best Buy Co., Inc.	40,817	2,433,101
Home Depot, Inc. (The)	113,614	20,430,069
TJX Companies, Inc. (The)	366,443	27,684,769
Total		51,161,273
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.	401,145	8,379,919
PVH Corp.	19,256	2,590,895
Ralph Lauren Corp.	13,623	1,296,229
VF Corp.	263,514	19,225,981
Total		31,493,024
Total Consumer Discretionary		361,614,654

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 9.1%
Beverages 1.8%
Coca-Cola European Partners PLC	83,577	3,258,667
Molson Coors Brewing Co., Class B	174,983	13,666,172
PepsiCo, Inc.	258,984	30,176,816
Total		47,101,655
Food & Staples Retailing 1.7%
CVS Health Corp.	239,460	18,342,636
Safeway, Inc. Casa Ley CVR(a),(b),(c)	60,717	61,622
Safeway, Inc. PDC CVR(a),(b),(c)	60,717	18
US Foods Holding Corp.(a)	21,825	635,544
Walgreens Boots Alliance, Inc.	74,937	5,452,416
Wal-Mart Stores, Inc.	218,284	21,223,754
Total		45,715,990
Food Products 1.3%
Archer-Daniels-Midland Co.	61,602	2,456,688
Bunge Ltd.	42,296	2,830,025
General Mills, Inc.	106,675	6,033,538
Ingredion, Inc.	1,574	217,968
JM Smucker Co. (The)	26,823	3,129,439
Kellogg Co.	122,341	8,094,081
Kraft Heinz Co. (The)	32,554	2,648,919
Mondelez International, Inc., Class A	111,929	4,806,231
Pinnacle Foods, Inc.	14,551	847,305
Post Holdings, Inc.(a)	15,296	1,215,267
Seaboard Corp.	3	12,975
Tyson Foods, Inc., Class A	33,992	2,795,842
Total		35,088,278
Household Products 2.0%
Kimberly-Clark Corp.	190,745	22,843,621
Procter & Gamble Co. (The)	335,560	30,197,045
Total		53,040,666
Personal Products 0.3%
Coty, Inc., Class A	446,040	7,685,269
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.0%
Altria Group, Inc.	160,331	10,875,252
Philip Morris International, Inc.	394,726	40,558,096
Total		51,433,348
Total Consumer Staples		240,065,206
Energy 6.5%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	37,375	1,111,159
Helmerich & Payne, Inc.	15,632	915,723
National Oilwell Varco, Inc.	47,100	1,580,205
Schlumberger Ltd.	15,900	999,315
TechnipFMC PLC	50,538	1,447,408
Total		6,053,810
Oil, Gas & Consumable Fuels 6.3%
Anadarko Petroleum Corp.	31,162	1,498,581
Andeavor	38,796	4,091,814
Antero Resources Corp.(a)	44,698	849,262
Chevron Corp.	241,963	28,791,177
Cimarex Energy Co.	171,529	19,916,232
Concho Resources, Inc.(a)	19,920	2,786,011
ConocoPhillips	93,057	4,734,740
Devon Energy Corp.	3,904	150,421
Exxon Mobil Corp.	687,152	57,232,890
Hess Corp.	30,985	1,421,592
HollyFrontier Corp.	22,389	995,863
Kinder Morgan, Inc.	203,494	3,506,202
Marathon Oil Corp.	90,972	1,350,024
Marathon Petroleum Corp.	79,833	4,999,941
Murphy Oil Corp.	10,327	288,640
Noble Energy, Inc.	42,972	1,130,164
Occidental Petroleum Corp.	72,169	5,087,914
Phillips 66	33,099	3,229,138
Suncor Energy, Inc.	154,771	5,379,840
Targa Resources Corp.	65,321	2,834,931
Valero Energy Corp.	159,519	13,658,017
Williams Companies, Inc. (The)	35,661	1,035,952
Total		164,969,346
Total Energy		171,023,156

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 24.1%
Banks 11.7%
Bank of America Corp.	909,016	25,606,981
Bank of the Ozarks	2,170	104,637
BB&T Corp.	187,037	9,243,369
BOK Financial Corp.	3,776	336,064
CIT Group, Inc.	17,609	877,633
Citigroup, Inc.	718,519	54,248,184
Citizens Financial Group, Inc.	50,472	2,054,210
Fifth Third Bancorp	143,789	4,387,002
First Republic Bank	100,029	9,556,771
Huntington Bancshares, Inc.	149,825	2,157,480
JPMorgan Chase & Co.	946,028	98,878,847
KeyCorp	89,398	1,696,774
M&T Bank Corp.	9,370	1,583,061
PacWest Bancorp	23,876	1,137,930
People’s United Financial, Inc.	32,144	611,379
PNC Financial Services Group, Inc. (The)	270,961	38,086,278
Prosperity Bancshares, Inc.	809	56,662
Regions Financial Corp.	258,441	4,287,536
SunTrust Banks, Inc.	49,989	3,080,822
U.S. Bancorp	146,271	8,066,846
Wells Fargo & Co.	726,291	41,013,653
Zions Bancorporation	27,858	1,380,364
Total		308,452,483
Capital Markets 3.9%
Bank of New York Mellon Corp. (The)	137,119	7,505,894
BlackRock, Inc.	21,685	10,868,305
CME Group, Inc.	80,805	12,083,580
Franklin Resources, Inc.	222,545	9,647,326
Goldman Sachs Group, Inc. (The)	36,701	9,088,636
Invesco Ltd.	13,302	481,133
Morgan Stanley	746,753	38,539,922
Northern Trust Corp.	70,182	6,862,396
State Street Corp.	14,358	1,369,035
T. Rowe Price Group, Inc.	64,542	6,642,663
Total		103,088,890
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.7%
Ally Financial, Inc.	128,601	3,454,223
Capital One Financial Corp.	77,075	7,090,900
Discover Financial Services	467,186	32,983,332
Santander Consumer USA Holdings, Inc.	14,318	246,842
Synchrony Financial	1,900	68,191
Total		43,843,488
Diversified Financial Services 0.6%
Berkshire Hathaway, Inc., Class B(a)	66,426	12,820,882
Leucadia National Corp.	36,036	948,107
Voya Financial, Inc.	13,907	614,690
Total		14,383,679
Insurance 6.2%
Aflac, Inc.	33,923	2,973,012
Alleghany Corp.(a)	1,896	1,108,781
Allstate Corp. (The)	27,466	2,819,660
American Financial Group, Inc.	14,198	1,491,642
American International Group, Inc.	69,629	4,174,955
Assurant, Inc.	13,528	1,364,569
Assured Guaranty Ltd.	21,150	767,956
Axis Capital Holdings Ltd.	11,434	599,027
Brighthouse Financial, Inc.(a)	160,425	9,431,386
Chubb Ltd.	108,831	16,554,283
CNA Financial Corp.	3,492	189,895
Everest Re Group Ltd.	7,941	1,743,844
First American Financial Corp.	1,483	82,440
Hartford Financial Services Group, Inc. (The)	419,906	24,119,401
Lincoln National Corp.	28,819	2,206,094
Loews Corp.	340,903	17,140,603
Marsh & McLennan Companies, Inc.	380,912	31,969,944
MetLife, Inc.	449,359	24,121,591
Old Republic International Corp.	48,789	1,023,105
Principal Financial Group, Inc.	44,416	3,144,209
Prudential Financial, Inc.	32,896	3,810,673
Reinsurance Group of America, Inc.	9,990	1,618,879
RenaissanceRe Holdings Ltd.	8,129	1,078,312
Travelers Companies, Inc. (The)	44,723	6,063,097
Unum Group	45,474	2,574,738

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
WR Berkley Corp.	10,199	704,955
Xl Group Ltd.	35,614	1,382,535
Total		164,259,586
Thrifts & Mortgage Finance —%
MGIC Investment Corp.(a)	5,224	76,375
New York Community Bancorp, Inc.	60,234	803,521
Total		879,896
Total Financials		634,908,022
Health Care 12.4%
Biotechnology 0.4%
AbbVie, Inc.	108,845	10,549,257
United Therapeutics Corp.(a)	3,658	475,504
Total		11,024,761
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	830,257	46,801,587
Danaher Corp.	61,913	5,842,111
Dentsply Sirona, Inc.	13,803	924,939
Medtronic PLC	449,708	36,934,518
STERIS PLC	8,304	747,028
Zimmer Biomet Holdings, Inc.	7,022	822,276
Total		92,072,459
Health Care Providers & Services 3.3%
Aetna, Inc.	213,987	38,556,178
Anthem, Inc.	47,730	11,214,641
Centene Corp.(a)	37,355	3,813,572
CIGNA Corp.	12,750	2,699,557
DaVita, Inc.(a)	28,254	1,725,189
Express Scripts Holding Co.(a)	92,210	6,010,248
Humana, Inc.	22,483	5,864,915
Laboratory Corp. of America Holdings(a)	22,710	3,594,312
McKesson Corp.	13,769	2,034,232
Mednax, Inc.(a)	12,495	622,126
Quest Diagnostics, Inc.	34,049	3,352,464
UnitedHealth Group, Inc.	22,959	5,238,555
Universal Health Services, Inc., Class B	9,871	1,069,523
Total		85,795,512
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.9%
Bio-Rad Laboratories, Inc., Class A(a)	2,096	568,645
IQVIA Holdings, Inc.(a)	9,167	935,126
PerkinElmer, Inc.	4,345	320,139
Thermo Fisher Scientific, Inc.	120,372	23,202,907
Total		25,026,817
Pharmaceuticals 4.3%
Allergan PLC	17,740	3,083,744
Bristol-Myers Squibb Co.	51,702	3,267,049
Eli Lilly & Co.	39,134	3,312,302
Johnson & Johnson	182,165	25,381,049
Merck & Co., Inc.	258,460	14,285,084
Mylan NV(a)	68,207	2,491,602
Perrigo Co. PLC	8,018	699,250
Pfizer, Inc.	1,657,575	60,103,670
Total		112,623,750
Total Health Care		326,543,299
Industrials 10.2%
Aerospace & Defense 3.2%
Arconic, Inc.	96,031	2,363,323
Boeing Co. (The)	29,241	8,093,909
General Dynamics Corp.	69,000	14,294,040
L3 Technologies, Inc.	13,529	2,686,724
Lockheed Martin Corp.	49,806	15,894,091
Orbital ATK, Inc.	5,868	774,224
Rockwell Collins, Inc.	15,009	1,985,841
Textron, Inc.	83,529	4,653,400
United Technologies Corp.	270,116	32,805,588
Total		83,551,140
Air Freight & Logistics 0.2%
FedEx Corp.	14,245	3,297,147
XPO Logistics, Inc.(a)	19,958	1,577,281
Total		4,874,428
Airlines 0.4%
Delta Air Lines, Inc.	105,452	5,580,520
JetBlue Airways Corp.(a)	87,816	1,885,409
United Continental Holdings, Inc.(a)	42,522	2,692,493
Total		10,158,422

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.2%
Johnson Controls International PLC	36,211	1,362,982
Owens Corning	33,280	2,940,288
USG Corp.(a)	3,738	142,081
Total		4,445,351
Commercial Services & Supplies 0.4%
Republic Services, Inc.	62,937	4,087,129
Stericycle, Inc.(a)	1,347	89,319
Waste Management, Inc.	92,820	7,634,445
Total		11,810,893
Construction & Engineering 0.2%
AECOM (a)	37,913	1,421,738
Fluor Corp.	39,096	1,892,637
Jacobs Engineering Group, Inc.	14,126	927,089
Quanta Services, Inc.(a)	14,172	537,119
Total		4,778,583
Electrical Equipment 0.2%
Eaton Corp. PLC	71,605	5,569,437
Industrial Conglomerates 1.6%
3M Co.	47,627	11,580,029
Carlisle Companies, Inc.	10,314	1,185,801
General Electric Co.	35,157	643,021
Honeywell International, Inc.	194,634	30,355,119
Total		43,763,970
Machinery 2.3%
AGCO Corp.	17,365	1,229,095
Colfax Corp.(a)	6,983	260,187
Cummins, Inc.	38,076	6,373,922
Dover Corp.	26,452	2,584,625
Ingersoll-Rand PLC	89,431	7,835,944
Oshkosh Corp.	782	70,411
PACCAR, Inc.	10,026	705,128
Parker-Hannifin Corp.	134,565	25,229,592
Pentair PLC	34,730	2,471,387
Snap-On, Inc.	504	85,393
Stanley Black & Decker, Inc.	76,536	12,982,802
Common Stocks (continued)
Issuer	Shares	Value ($)
Trinity Industries, Inc.	4,706	167,769
Wabtec Corp.	3,697	284,299
Total		60,280,554
Professional Services 0.6%
ManpowerGroup, Inc.	14,653	1,888,772
Nielsen Holdings PLC	2,766	101,567
Verisk Analytics, Inc.(a)	133,126	12,836,009
Total		14,826,348
Road & Rail 0.9%
AMERCO	1,362	504,853
Genesee & Wyoming, Inc., Class A(a)	1,322	104,200
Kansas City Southern	24,414	2,737,786
Norfolk Southern Corp.	48,851	6,772,214
Union Pacific Corp.	105,380	13,330,570
Total		23,449,623
Trading Companies & Distributors —%
Fastenal Co.	21,928	1,148,808
Transportation Infrastructure —%
Macquarie Infrastructure Corp.	9,161	611,772
Total Industrials		269,269,329
Information Technology 14.3%
Communications Equipment 2.2%
Arris International PLC(a)	36,640	1,098,101
Cisco Systems, Inc.	1,079,202	40,254,235
EchoStar Corp., Class A(a)	1,194	71,461
Juniper Networks, Inc.	624,870	17,346,391
Total		58,770,188
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	25,533	2,061,279
Avnet, Inc.	16,962	702,396
Corning, Inc.	123,101	3,987,241
Dolby Laboratories, Inc., Class A	7,181	446,515
Flex Ltd.(a)	27,166	490,890
Jabil, Inc.	14,854	428,538
SYNNEX Corp.	4,109	559,646
TE Connectivity Ltd.	26,233	2,477,444
Total		11,153,949

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	9

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 1.1%
Alphabet, Inc., Class A(a)	26,385	27,339,346
CommerceHub, Inc., Class C(a)	605	12,983
Total		27,352,329
IT Services 1.5%
Accenture PLC, Class A	32,349	4,787,975
Amdocs Ltd.	25,961	1,694,994
Automatic Data Processing, Inc.	83,030	9,503,614
DXC Technology Co.	26,090	2,508,293
Fidelity National Information Services, Inc.	44,349	4,183,441
Leidos Holdings, Inc.	18,118	1,151,761
Vantiv, Inc., Class A(a)	205,186	15,388,950
Total		39,219,028
Semiconductors & Semiconductor Equipment 4.2%
Broadcom Ltd.	43,518	12,095,393
Intel Corp.	1,044,068	46,816,009
KLA-Tencor Corp.	44,350	4,534,344
Lam Research Corp.	32,105	6,174,755
Marvell Technology Group Ltd.	49,025	1,095,218
Micron Technology, Inc.(a)	291,924	12,374,658
NVIDIA Corp.	12,825	2,574,106
ON Semiconductor Corp.(a)	19,126	384,050
Qorvo, Inc.(a)	13,652	1,045,470
QUALCOMM, Inc.	171,149	11,354,025
Texas Instruments, Inc.	128,933	12,543,892
Total		110,991,920
Software 2.7%
CA, Inc.	127,140	4,204,520
Dell Technologies, Inc. - VMware, Inc., Class V(a)	2,749	215,082
Microsoft Corp.	796,444	67,036,692
SS&C Technologies Holdings, Inc.	5,346	220,736
Synopsys, Inc.(a)	2,638	238,422
Total		71,915,452
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	268,501	46,141,897
Hewlett Packard Enterprise Co.	289,569	4,039,488
HP, Inc.	43,949	942,706
Western Digital Corp.	47,897	3,777,157
Xerox Corp.	56,287	1,669,472
Total		56,570,720
Total Information Technology		375,973,586
Materials 3.3%
Chemicals 2.4%
Albemarle Corp.	18,705	2,512,456
Ashland Global Holdings, Inc.	12,534	927,265
Axalta Coating Systems Ltd.(a)	374,885	11,868,859
CF Industries Holdings, Inc.	54,466	2,040,841
DowDuPont, Inc.	137,482	9,893,205
Eastman Chemical Co.	152,278	14,065,919
LyondellBasell Industries NV, Class A	32,357	3,387,778
Mosaic Co. (The)	47,535	1,154,625
Olin Corp.	18,193	648,398
Praxair, Inc.	94,625	14,564,680
Valvoline, Inc.	38,950	960,507
Westlake Chemical Corp.	8,702	852,187
Total		62,876,720
Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,202	667,265
Vulcan Materials Co.	9,316	1,170,555
Total		1,837,820
Containers & Packaging 0.3%
International Paper Co.	31,795	1,799,915
Sonoco Products Co.	83,468	4,466,373
WestRock Co.	33,010	2,060,154
Total		8,326,442
Metals & Mining 0.5%
Alcoa Corp.(a)	24,818	1,030,195
Freeport-McMoRan, Inc.(a)	109,410	1,522,987
Newmont Mining Corp.	59,072	2,185,073
Nucor Corp.	90,215	5,187,363
Reliance Steel & Aluminum Co.	17,060	1,341,087

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Gold, Inc.	7,592	628,010
Steel Dynamics, Inc.	61,394	2,363,669
Total		14,258,384
Total Materials		87,299,366
Real Estate 1.1%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	16,997	2,446,378
AvalonBay Communities, Inc.	7,590	1,376,295
Crown Castle International Corp.	36,363	4,109,019
Digital Realty Trust, Inc.	47,046	5,490,268
Duke Realty Corp.	82,008	2,306,885
Equity LifeStyle Properties, Inc.	23,122	2,088,148
Essex Property Trust, Inc.	9,729	2,402,966
Public Storage	29,830	6,357,369
Total		26,577,328
Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	5,310	809,722
Total Real Estate		27,387,050
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,272,739	46,302,245
CenturyLink, Inc.	215,609	3,145,735
Total		49,447,980
Wireless Telecommunication Services 0.1%
Sprint Corp.(a)	125,862	753,914
T-Mobile USA, Inc.(a)	40,787	2,490,862
Total		3,244,776
Total Telecommunication Services		52,692,756
Utilities 1.4%
Electric Utilities 0.7%
American Electric Power Co., Inc.	89,465	6,945,168
Eversource Energy	71,437	4,632,689
NextEra Energy, Inc.	35,651	5,634,284
Total		17,212,141
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
Calpine Corp.(a)	66,638	1,000,903
NRG Energy, Inc.	53,573	1,481,293
Total		2,482,196
Multi-Utilities 0.6%
CMS Energy Corp.	109,177	5,447,932
Dominion Energy, Inc.	48,036	4,041,269
WEC Energy Group, Inc.	100,689	6,996,879
Total		16,486,080
Total Utilities		36,180,417
Total Common Stocks (Cost $2,091,663,171)		2,582,956,841

Exchange-Traded Funds 0.2%
	Shares	Value ($)
SPDR S&P 500 ETF Trust	21,842	5,788,349
Total Exchange-Traded Funds (Cost $4,680,747)		5,788,349

Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 1.213%(d),(e)	37,262,324	37,262,324
Total Money Market Funds (Cost $37,262,324)		37,262,324
Total Investments (Cost: $2,133,606,242)		2,626,007,514
Other Assets & Liabilities, Net		6,936,570
Net Assets		2,632,944,084

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	11

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2017, the value of these securities amounted to $61,640, which represents less than 0.01% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	30,393,665	158,969,524	(152,100,865)	37,262,324	108	—	188,576	37,262,324
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	361,614,654	—	—	—	361,614,654
Consumer Staples	240,003,566	—	61,640	—	240,065,206
Energy	171,023,156	—	—	—	171,023,156
Financials	634,908,022	—	—	—	634,908,022
Health Care	326,543,299	—	—	—	326,543,299
Industrials	269,269,329	—	—	—	269,269,329
Information Technology	375,973,586	—	—	—	375,973,586
Materials	87,299,366	—	—	—	87,299,366
Real Estate	27,387,050	—	—	—	27,387,050
Telecommunication Services	52,692,756	—	—	—	52,692,756
Utilities	36,180,417	—	—	—	36,180,417
Total Common Stocks	2,582,895,201	—	61,640	—	2,582,956,841
Exchange-Traded Funds	5,788,349	—	—	—	5,788,349
Money Market Funds	—	—	—	37,262,324	37,262,324
Total Investments	2,588,683,550	—	61,640	37,262,324	2,626,007,514
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	13

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$2,096,343,918
Investments in affiliated issuers, at cost	37,262,324
Investments in unaffiliated issuers, at value	2,588,745,190
Investments in affiliated issuers, at value	37,262,324
Receivable for:
Investments sold	3,728,862
Capital shares sold	3,192,869
Dividends	6,654,155
Foreign tax reclaims	217,853
Prepaid expenses	7,482
Other assets	3,899
Total assets	2,639,812,634
Liabilities
Payable for:
Investments purchased	2,635,260
Capital shares purchased	3,769,129
Management services fees	45,005
Distribution and/or service fees	75
Transfer agent fees	262,906
Compensation of board members	65,749
Compensation of chief compliance officer	271
Other expenses	90,155
Total liabilities	6,868,550
Net assets applicable to outstanding capital stock	$2,632,944,084
Represented by
Paid in capital	2,029,987,932
Undistributed net investment income	7,667,031
Accumulated net realized gain	102,881,596
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	492,401,272
Foreign currency translations	6,253
Total - representing net assets applicable to outstanding capital stock	$2,632,944,084
Class A
Net assets	$11,040,491
Shares outstanding	766,965
Net asset value per share	$14.40
Institutional Class(a)
Net assets	$2,621,903,593
Shares outstanding	183,837,946
Net asset value per share	$14.26

(a)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$29,101,722
Dividends — affiliated issuers	188,576
Foreign taxes withheld	(16,116)
Total income	29,274,182
Expenses:
Management services fees	8,020,190
Distribution and/or service fees
Class A	14,363
Transfer agent fees
Class A	8,269
Institutional Class(a)	1,825,133
Compensation of board members	27,492
Custodian fees	18,196
Printing and postage fees	140,032
Registration fees	55,587
Audit fees	15,899
Legal fees	16,066
Line of credit interest expense	459
Compensation of chief compliance officer	271
Other	33,054
Total expenses	10,175,011
Net investment income	19,099,171
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	68,872,252
Investments — affiliated issuers	108
Foreign currency translations	869
Futures contracts	(39,469)
Net realized gain	68,833,760
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	173,627,854
Foreign currency translations	9,029
Net change in unrealized appreciation (depreciation)	173,636,883
Net realized and unrealized gain	242,470,643
Net increase in net assets resulting from operations	$261,569,814

(a)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	15

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017 (a)
Operations
Net investment income	$19,099,171	$33,742,108
Net realized gain	68,833,760	157,421,545
Net change in unrealized appreciation (depreciation)	173,636,883	197,050,171
Net increase in net assets resulting from operations	261,569,814	388,213,824
Distributions to shareholders
Net investment income
Class A	(73,232)	(34,451,516)
Institutional Class(b)	(18,633,915)	(2,359,257)
Net realized gains
Class A	—	(96,061,911)
Total distributions to shareholders	(18,707,147)	(132,872,684)
Increase (decrease) in net assets from capital stock activity	(94,311,658)	285,140,633
Total increase in net assets	148,551,009	540,481,773
Net assets at beginning of period	2,484,393,075	1,943,911,302
Net assets at end of period	$2,632,944,084	$2,484,393,075
Undistributed net investment income	$7,667,031	$7,275,007

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,924	157,959	75,812,417	927,539,708
Distributions reinvested	5,474	73,211	10,581,678	130,513,248
Redemptions	(229,729)	(3,085,922)	(251,613,580)	(3,230,623,518)
Net decrease	(212,331)	(2,854,752)	(165,219,485)	(2,172,570,562)
Institutional Class(b)
Subscriptions	19,201,329	257,668,037	200,049,223	2,579,033,449
Distributions reinvested	1,405,498	18,633,895	182,463	2,359,250
Redemptions	(27,351,445)	(367,758,838)	(9,649,122)	(123,681,504)
Net increase (decrease)	(6,744,618)	(91,456,906)	190,582,564	2,457,711,195
Total net increase (decrease)	(6,956,949)	(94,311,658)	25,363,079	285,140,633

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$13.09	0.08	1.31	1.39	(0.08)	—
5/31/2017	$11.70	0.17	1.91	2.08	(0.20)	(0.49)
5/31/2016	$12.38	0.28	(0.38)	(0.10)	(0.27)	(0.31)
5/31/2015	$12.53	0.27	0.47	0.74	(0.27)	(0.62)
5/31/2014	$11.99	0.25	1.67	1.92	(0.20)	(1.18)
5/31/2013	$9.49	0.18	2.50	2.68	(0.18)	—
Institutional Class(f)
11/30/2017 (c)	$12.97	0.10	1.29	1.39	(0.10)	—
5/31/2017 (g)	$12.34	0.07	0.60	0.67	(0.04)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$14.40	10.69%	1.05% (d),(e)	1.05% (d),(e)	1.23% (d)	9%	$11,040
(0.69)	$13.09	18.19%	1.06%	1.06%	1.40%	97%	$12,818
(0.58)	$11.70	(0.61%)	1.15%	1.13%	2.43%	67%	$1,943,911
(0.89)	$12.38	6.16%	1.13%	1.11%	2.18%	55%	$1,927,318
(1.38)	$12.53	17.18%	1.20% (e)	1.08% (e)	2.05%	99%	$1,752,951
(0.18)	$11.99	28.49%	1.24%	1.08%	1.70%	55%	$750,935

(0.10)	$14.26	10.77%	0.80% (d),(e)	0.80% (d),(e)	1.50% (d)	9%	$2,621,904
(0.04)	$12.97	5.39%	0.82% (d)	0.82% (d)	1.43% (d)	97%	$2,471,575
Multi-Manager Value Strategies Fund | Semiannual Report 2017	19

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
22	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(39,469)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	436,668

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s
24	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates DFA and Diamond Hill to manage the investments of a portion of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Institutional Class	0.14
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Multi-Manager Value Strategies Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.13%	1.13%
Institutional Class	0.88	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,133,606,000	533,312,000	(40,910,000)	492,402,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
26	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $214,294,850 and $316,343,833, respectively, for the six months ended November 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the six months ended November 30, 2017, the average daily loan balance outstanding on days when borrowing existed was $7,200,000 at a weighted average interest rate of 2.29%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at November 30, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Value Strategies Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Threadneedle and each of Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for overseeing affiliated and unaffiliated Subadvisers and the enhancements made to the Subadviser investment oversight program. With respect to Columbia Threadneedle, the Board also noted the relatively recent change in the leadership of equity department oversight and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Multi-Manager Value Strategies Fund | Semiannual Report 2017	29

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that the Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the recent bolstering of the subadvisory oversight team (under new leadership with added resources) intended to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that each Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Threadneedle’s process for monitoring each Subadviser and the enhancements implemented to the oversight program. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that their profitability is not a key factor in their recommendation to select, renew or terminate each Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total
30	Multi-Manager Value Strategies Fund | Semiannual Report 2017

Approval of Management and Subadvisory
Agreements  (continued)
expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadvisers to other mutual funds employing similar investment strategies where the Subadvisers serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing Dimensional Fund Advisors LP to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.
Multi-Manager Value Strategies Fund | Semiannual Report 2017	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Multi-Manager Value Strategies Fund | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager Value Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR116_05_H01_(01/18)

SemiAnnual Report
November 30, 2017
Columbia Mortgage Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mortgage Opportunities Fund   |  Semiannual Report 2017

Columbia Mortgage Opportunities Fund  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Columbia Mortgage Opportunities Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-manager
Managed Fund since 2014
Tom Heuer, CFA
Co-manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended November 30, 2017)
		Inception	6 Months cumulative	1 Year	Life
Class A	Excluding sales charges	04/30/14	0.62	5.70	4.44
	Including sales charges		-2.37	2.50	3.55
Advisor Class		04/30/14	0.75	5.86	4.67
Class C	Excluding sales charges	04/30/14	0.24	4.91	3.66
	Including sales charges		-0.75	3.91	3.66
Institutional Class		04/30/14	0.75	5.96	4.70
Institutional 2 Class		04/30/14	0.77	5.92	4.76
Institutional 3 Class*		03/01/17	0.80	5.98	4.51
Class T	Excluding sales charges	04/30/14	0.73	5.71	4.44
	Including sales charges		-1.80	3.12	3.70
FTSE One-Month U.S. Treasury Bill Index			0.47	0.74	0.26
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/ investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2017)
Asset-Backed Securities — Non-Agency	11.1
Commercial Mortgage-Backed Securities - Non-Agency	14.7
Money Market Funds	7.0
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities - Agency	25.9
Residential Mortgage-Backed Securities - Non-Agency	41.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2017)
AAA rating	28.2
AA rating	0.6
BBB rating	10.1
BB rating	12.7
B rating	8.4
Not rated	40.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Mortgage Opportunities Fund | Semiannual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2017 — November 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.20	1,020.05	5.03	5.06	1.00
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,007.50	1,021.31	3.77	3.80	0.75
Class C	1,000.00	1,000.00	1,002.40	1,016.29	8.78	8.85	1.75
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,007.50	1,021.31	3.77	3.80	0.75
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,007.70	1,021.56	3.52	3.55	0.70
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,008.00	1,021.81	3.27	3.29	0.65
Class T	1,000.00	1,000.00	1,007.30	1,020.16	4.93	4.96	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Portfolio of Investments
November 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 13.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Conn Funding II LP(a)
Series 2017-A Class B
02/15/2020	5.110%	4,250,000	4,256,544
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.563%	2,000,000	1,999,772
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	7.276%	3,750,000	3,775,886
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	4,500,000	4,540,738
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	5,000,000	5,061,260
SoFi Professional Loan Program(a),(c),(d),(e)
Series 2017-A Class R
03/26/2040	0.000%	25,000	1,675,000
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	7	4,106,667
Series 2016-A Class RIO
01/25/2038	0.000%	6	1,764,000
Series 2016-A Class RPO
01/25/2038	0.000%	6	3,792,000
Series 2016-B Class RC
04/25/2037	0.000%	3	1,417,500
Total Asset-Backed Securities — Non-Agency (Cost $33,195,058)			32,389,367

Commercial Mortgage-Backed Securities - Non-Agency 17.2%

Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	9,500,000	8,415,094
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	6,000,000	5,037,433
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	2,250,000	2,144,886
Hilton USA Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	12,000,000	9,502,422
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,100,000	8,248,218
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	4,000,000	4,112,004
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Invitation Homes Trust(a),(b)
Series 2015-SFR3 Class E
1-month USD LIBOR + 3.750% 08/17/2032	5.001%	500,000	505,110
Series 2015-SFR3 Class F
1-month USD LIBOR + 4.750% 08/17/2032	6.001%	1,000,000	1,015,161
Subordinated, Series 2015-SFR1 Class E
1-month USD LIBOR + 4.200% 03/17/2032	5.451%	3,000,000	3,041,001
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	830,518	829,854
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $42,498,367)			42,851,183

Residential Mortgage-Backed Securities - Agency(h) 30.3%

Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 3922 Class SH
1-month USD LIBOR + 5.900% 09/15/2041	4.650%	14,475,434	2,001,728
CMO Series 3957 Class WS
1-month USD LIBOR + 6.550% 11/15/2041	5.300%	5,606,398	770,402
CMO Series 4097 Class ST
1-month USD LIBOR + 6.050% 08/15/2042	4.800%	3,451,365	626,302
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	4.850%	2,222,562	229,318
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	4.650%	2,872,861	597,248
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.720%	6,933,587	1,323,968
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	4.700%	6,268,033	1,200,590
Federal Home Loan Mortgage Corp.(i)
CMO Series 4098 Class AI
05/15/2039	3.500%	11,426,206	1,103,672
CMO Series 4121 Class IA
01/15/2041	3.500%	1,665,605	211,709
CMO Series 4213 Class DI
06/15/2038	3.500%	8,098,851	808,047
CMO Series 4215 Class IL
07/15/2041	3.500%	8,750,111	989,058

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	5

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Residential Mortgage-Backed Securities - Agency(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	8,785,323	2,599,897
Federal Home Loan Mortgage Corp.(g),(i)
CMO Series 4620 Class AS
11/15/2042	1.723%	6,409,546	371,506
Federal National Mortgage Association(j)
12/13/2047	4.000%	45,000,000	47,014,452
Federal National Mortgage Association(i)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	4,841,425	609,318
CMO Series 2012-152 Class EI
07/25/2031	3.000%	11,786,224	1,190,310
CMO Series 2012-96 Class CI
04/25/2039	3.500%	4,704,636	439,248
CMO Series 2013-117 Class AI
04/25/2036	3.500%	3,659,847	190,227
CMO Series 2013-118 Class AI
09/25/2038	4.000%	4,136,621	316,724
CMO Series 2013-31 Class IH
02/25/2043	3.500%	8,856,660	1,157,995
Federal National Mortgage Association(b),(i)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	4.573%	5,034,728	1,056,914
CMO Series 2013-97 Class SB
1-month USD LIBOR + 6.100% 06/25/2032	4.773%	2,474,360	250,166
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.823%	3,353,724	618,059
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	4.673%	4,959,075	948,938
CMO Series 2016-49 Class LS
1-month USD LIBOR + 5.950% 08/25/2046	4.623%	8,568,386	1,719,864
CMO Series 416 Class S1
1-month USD LIBOR + 6.100% 11/25/2042	4.773%	2,852,022	522,963
Federal National Mortgage Association(g),(i)
CMO Series 2016-62 Class AS
09/25/2046	1.901%	25,446,826	1,141,713
Government National Mortgage Association(i)
CMO Series 2012-38 Class MI
03/20/2042	4.000%	15,855,633	3,084,249
CMO Series 2014-184 Class CI
11/16/2041	3.500%	11,284,043	1,807,047
Residential Mortgage-Backed Securities - Agency(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(i)
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.917%	2,486,979	555,318
Total Residential Mortgage-Backed Securities - Agency (Cost $80,066,673)			75,456,950

Residential Mortgage-Backed Securities - Non-Agency 47.8%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	2,784,814	2,795,146
Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	1,570,753	1,561,345
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	5,002,096
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	253,085	252,111
11/25/2045	5.500%	3,500,000	3,482,477
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	2,500,000	2,623,564
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	929,435	931,620
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	3.533%	1,650,023	1,657,801
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.379%	134,296	133,588
BCAP LLC Trust(a),(b)
CMO Series 2011-RR5 Class 11A4
1-month USD LIBOR + 0.150% 05/28/2036	1.388%	2,611,604	2,575,089
Bellemeade Re II Ltd.(a),(b)
CMO Series 2016-1A Class M2B
1-month USD LIBOR + 6.500% 04/25/2026	7.829%	4,695,708	4,805,906
CAM Mortgage Trust(a)
CMO Series 2016-1 Class A
01/15/2056	4.000%	90,050	90,052
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	3.507%	745,916	728,886
CMO Series 2014-11 Class 5A2
11/25/2036	10.779%	1,589,159	1,655,049
CMO Series 2015-A Class B3
06/25/2058	4.500%	4,048,979	3,800,644

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2014-2 Class 3A3
1-month USD LIBOR + 0.140% 08/25/2037	3.431%	120,886	120,815
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	65,486,173	1,559,468
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	10,124,718	60,277
COLT LLC(a),(b),(d),(f)
CMO Series 15-1 Class A2
1-month USD LIBOR + 3.750% 12/26/2045	5.079%	406,061	405,807
COLT Mortgage Loan Trust(a),(g)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	3,000,000	2,987,455
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	314,516	313,750
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	3,726,227	3,790,476
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	66,818	66,666
Credit Suisse Securities (USA) LLC(a)
CMO Series 2014-5R Class 5A2
07/27/2037	3.250%	2,074,171	1,999,980
CSMC Trust(a),(g)
CMO Series 2015-RPL1 Class A2
02/25/2057	4.620%	1,845,000	1,851,067
Deephaven Residential Mortgage Trust(a),(d),(f)
CMO Series 2016-1A Class A2
07/25/2046	5.500%	1,767,226	1,748,204
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	2,021,751
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	2,958,983
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2017-1 Class M1
10/25/2047	4.077%	6,568,000	6,567,802
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	1,621,966	1,624,021
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	350,318	349,705
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	11,000,000	10,563,791
New Residential Mortgage Loan Trust(a),(g),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.284%	15,436,454	742,557
Oaktown Re Ltd.(a),(b),(d),(f)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.579%	3,441,134	3,454,039
PennyMac Mortgage Investment Trust(a),(b),(d)
CMO Series 2017-GT1 Class A
1-month USD LIBOR + 4.750% 02/25/2050	6.079%	8,000,000	8,000,000
PNMAC GMSR Issuer Trust(a),(b),(d)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.231%	3,700,000	3,700,000
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	12,000,000	11,600,364
Preston Ridge Partners Mortgage LLC(a),(d),(g)
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,847,000
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	1,316,377	1,304,462
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/16/2047	3.500%	2,504,134	2,509,702
Verus Securitization Trust(a),(g)
CMO Series 2017-2A Class B1
07/25/2047	3.700%	5,000,000	4,999,259
Verus Securitization Trust(a)
Subordinated CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	6,000,000	5,999,060
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $118,968,379)			119,241,835

Options Purchased Calls 0.0%
Value ($)
(Cost $198,750)	1,890

Options Purchased Puts 0.4%

(Cost $1,587,650)	890,896

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	7

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Money Market Funds 8.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.213%(k),(l)	20,481,965	20,481,965
Total Money Market Funds (Cost $20,481,954)		20,481,965
Total Investments (Cost: $296,996,831)		291,314,086
Other Assets & Liabilities, Net		(42,132,164)
Net Assets		249,181,922
At November 30, 2017, securities and/or cash totaling $12,352,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	26	03/2018	USD	4,019,582	—	(21,228)
U.S. Treasury 5-Year Note	417	03/2018	USD	48,586,288	—	(98,698)
Total					—	(119,926)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(415)	03/2018	USD	(51,693,288)	201,678	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	75,000,000	75,000,000	1.50	03/2018	198,750	1,890

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	140,500,000	140,500,000	2.30	05/2018	1,587,650	890,896

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB	Citi	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(350,945)	44,233	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(352,576)	45,864	—
Markit CMBX North America Index, Series 6 BBB-	Credit Suisse	05/11/2063	3.000	Monthly	7.099	USD	2,250,000	(355,821)	1,125	—	(241,487)	—	(113,209)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(339,392)	32,680	—
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	2,300,000	(363,728)	1,150	—	(163,543)	—	(199,035)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	2,700,000	(426,985)	1,350	—	(191,768)	—	(233,867)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	4,750,000	(751,178)	2,375	—	(491,453)	—	(257,350)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.099	USD	4,750,000	(751,178)	2,375	—	(419,070)	—	(329,733)
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(334,808)	28,096	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	4.526	USD	6,500,000	(667,792)	3,250	—	(742,224)	77,682	—
Markit CMBX North America Index, Series 6 BBB-	JPMorgan	05/11/2063	3.000	Monthly	7.099	USD	4,500,000	(711,642)	2,250	—	(759,333)	49,941	—
Markit CMBX North America Index, Series 6 BBB-	JPMorgan	05/11/2063	3.000	Monthly	7.099	USD	3,000,000	(474,428)	1,500	—	(426,840)	—	(46,088)
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	5.334	USD	2,000,000	(223,369)	1,000	—	(171,684)	—	(50,685)
Markit CMBX North America Index, Series 10 BBB	Morgan Stanley	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,212)	1,500	—	(301,271)	—	(5,441)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	4.526	USD	3,000,000	(308,211)	1,500	—	(351,127)	44,416	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.099	USD	2,400,000	(379,542)	1,200	—	(231,116)	—	(147,226)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.099	USD	5,000,000	(790,713)	2,500	—	(392,778)	—	(395,435)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.334	USD	2,550,000	(284,795)	1,275	—	(251,510)	—	(32,010)
Total									30,350	—	(6,512,925)	322,912	(1,810,079)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	9

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2017, the value of these securities amounted to $194,482,385, which represents 78.05% of net assets.
(b)	Variable rate security.
(c)	Represents shares owned in the residual interest of an asset-backed securitization.
(d)	Valuation based on significant unobservable inputs.
(e)	Zero coupon bond.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2017, the value of these securities amounted to $16,688,217, which represents 6.70% of net assets.
(g)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(h)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at November 30, 2017:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Federal National Mortgage Association
12/13/2047 3.370%	(75,000,000)	12/13/2017	(77,191,406)	(76,901,370)
Federal National Mortgage Association
12/13/2047 3.010%	(75,000,000)	12/13/2017	(75,219,727)	(74,809,995)
Total				(151,711,365)

(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	Represents a security purchased on a when-issued basis.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%	10,855,633	203,106,356	(193,480,024)	20,481,965	(173)	(31)	76,542	20,481,965
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	19,634,200	12,755,167	—	32,389,367
Commercial Mortgage-Backed Securities - Non-Agency	—	42,851,183	—	—	42,851,183
Residential Mortgage-Backed Securities - Agency	—	75,456,950	—	—	75,456,950
Residential Mortgage-Backed Securities - Non-Agency	—	93,127,802	26,114,033	—	119,241,835
Options Purchased Calls	—	1,890	—	—	1,890
Options Purchased Puts	—	890,896	—	—	890,896
Money Market Funds	—	—	—	20,481,965	20,481,965
Total Investments	—	231,962,921	38,869,200	20,481,965	291,314,086
Forward Sale Commitments	—	(151,711,365)	—	—	(151,711,365)
Derivatives
Asset
Futures Contracts	201,678	—	—	—	201,678
Swap Contracts	—	322,912	—	—	322,912
Liability
Futures Contracts	(119,926)	—	—	—	(119,926)
Swap Contracts	—	(1,810,079)	—	—	(1,810,079)
Total	81,752	78,764,389	38,869,200	20,481,965	138,197,306
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	11

Portfolio of Investments  (continued)
November 30, 2017 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2017 ($)
Asset-Backed Securities — Non-Agency	14,883,000	—	—	(2,127,833)	—	—	—	—	12,755,167
Residential Mortgage-Backed Securities — Non-Agency	29,906,409	723	15,816	(67,068)	12,506,041	(6,046,488)	—	(10,201,400)	26,114,033
Total	44,789,409	723	15,816	(2,194,901)	12,506,041	(6,046,488)	—	(10,201,400)	38,869,200
(a) Change in unrealized appreciation (depreciation) relating to securities held at January 31, 2017 was $(2,186,506), which is comprised of Asset-Backed Securities — Non-Agency of $(2,127,833) and Residential Mortgage-Backed Securities — Non-Agency of $(58,673).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Statement of Assets and Liabilities
November 30, 2017 (Unaudited)
Assets
Investments in unaffiliated issuers, at cost	$274,728,477
Investments in affiliated issuers, at cost	20,481,954
Investments in options purchased, at cost	1,786,400
Investments in unaffiliated issuers, at value	269,939,335
Investments in affiliated issuers, at value	20,481,965
Investments in options purchased, at value	892,786
Cash	168,417
Cash collateral held at broker for:
Swap contracts	9,152,000
Margin deposits on:
Futures contracts	3,200,000
Unrealized appreciation on swap contracts	322,912
Receivable for:
Investments sold	152,576,966
Capital shares sold	150,407
Dividends	18,848
Interest	1,289,599
Variation margin for futures contracts	200,391
Expense reimbursement due from Investment Manager	800
Prepaid expenses	2,468
Other assets	4,236
Total assets	458,401,130
Liabilities
Forward sale commitments, at value (proceeds receivable $152,411,133)	151,711,365
Due to custodian	120,603
Unrealized depreciation on swap contracts	1,810,079
Upfront receipts on swap contracts	6,512,925
Payable for:
Investments purchased	1,031,231
Investments purchased on a delayed delivery basis	47,302,969
Capital shares purchased	352,445
Variation margin for futures contracts	136,176
Interest on forward sale commitments	162,500
Management services fees	4,427
Distribution and/or service fees	116
Transfer agent fees	3,183
Compensation of board members	15,868
Compensation of chief compliance officer	30
Other expenses	50,729
Other liabilities	4,562
Total liabilities	209,219,208
Net assets applicable to outstanding capital stock	$249,181,922
Represented by
Paid in capital	248,258,261
Undistributed net investment income	4,541,572
Accumulated net realized gain	2,770,481
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(4,789,142)
Investments - affiliated issuers	11
Forward sale commitments	699,768
Futures contracts	81,752
Options purchased	(893,614)
Swap contracts	(1,487,167)
Total - representing net assets applicable to outstanding capital stock	$249,181,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	13

Statement of Assets and Liabilities  (continued)
November 30, 2017 (Unaudited)
Class A
Net assets	$6,346,966
Shares outstanding	634,640
Net asset value per share	$10.00
Maximum offering price per share(a)	$10.31
Advisor Class(b)
Net assets	$4,446,541
Shares outstanding	444,959
Net asset value per share	$9.99
Class C
Net assets	$2,682,363
Shares outstanding	268,291
Net asset value per share	$10.00
Institutional Class(c)
Net assets	$25,912,899
Shares outstanding	2,591,588
Net asset value per share	$10.00
Institutional 2 Class(d)
Net assets	$60,417
Shares outstanding	6,045
Net asset value per share	$9.99
Institutional 3 Class(e)
Net assets	$209,722,739
Shares outstanding	20,976,713
Net asset value per share	$10.00
Class T
Net assets	$9,997
Shares outstanding	1,000
Net asset value per share	$10.00
Maximum offering price per share(f)	$10.26

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,605,481
Dividends — affiliated issuers	76,542
Interest	6,499,392
Total income	9,181,415
Expenses:
Management services fees	936,310
Distribution and/or service fees
Class A	7,342
Class C	11,240
Class T	12
Transfer agent fees
Class A	2,936
Advisor Class(a)	2,580
Class C	1,122
Institutional Class(b)	10,723
Institutional 2 Class(c)	19
Institutional 3 Class(d)	11,661
Class T	4
Compensation of board members	8,583
Custodian fees	15,792
Printing and postage fees	10,310
Registration fees	47,560
Audit fees	25,030
Legal fees	5,427
Compensation of chief compliance officer	30
Other	15,125
Total expenses	1,111,806
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(140,744)
Total net expenses	971,062
Net investment income	8,210,353
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(245,345)
Investments — affiliated issuers	(173)
Futures contracts	(1,883,947)
Options purchased	(1,885,250)
Options contracts written	322,500
Swap contracts	93,629
Net realized loss	(3,598,586)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,333,811)
Investments — affiliated issuers	(31)
Forward sale commitments	699,768
Futures contracts	41,809
Options purchased	1,316,752
Swap contracts	(240,275)
Net change in unrealized appreciation (depreciation)	(2,515,788)
Net realized and unrealized loss	(6,114,374)
Net increase in net assets resulting from operations	$2,095,979

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	15

Statement of Changes in Net Assets
	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017 (a)
Operations
Net investment income	$8,210,353	$11,605,570
Net realized gain (loss)	(3,598,586)	7,429,620
Net change in unrealized appreciation (depreciation)	(2,515,788)	6,008,080
Net increase in net assets resulting from operations	2,095,979	25,043,270
Distributions to shareholders
Net investment income
Class A	(106,843)	(270,334)
Advisor Class(b)	(97,578)	(116,292)
Class C	(32,736)	(40,385)
Class I(c)	—	(7,777,500)
Institutional Class(d)	(425,847)	(279,825)
Institutional 2 Class(e)	(1,030)	(2,318)
Institutional 3 Class(f)	(4,987,218)	(1,620,339)
Class T	(181)	(343)
Net realized gains
Class A	—	(123,359)
Advisor Class(b)	—	(58,073)
Class C	—	(19,727)
Class I(c)	—	(3,132,151)
Institutional Class(d)	—	(74,790)
Institutional 2 Class(e)	—	(600)
Class T	—	(127)
Total distributions to shareholders	(5,651,433)	(13,516,163)
Increase (decrease) in net assets from capital stock activity	(38,319,655)	29,319,668
Total increase (decrease) in net assets	(41,875,109)	40,846,775
Net assets at beginning of period	291,057,031	250,210,256
Net assets at end of period	$249,181,922	$291,057,031
Undistributed net investment income	$4,541,572	$1,982,652

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2017 (Unaudited)		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	286,913	2,865,282	650,971	6,435,525
Distributions reinvested	10,714	106,662	39,996	393,225
Redemptions	(153,618)	(1,532,495)	(925,130)	(9,111,469)
Net increase (decrease)	144,009	1,439,449	(234,163)	(2,282,719)
Advisor Class(b)
Subscriptions	206,144	2,054,732	683,945	6,829,060
Distributions reinvested	9,783	97,385	17,668	173,872
Redemptions	(379,781)	(3,767,353)	(386,706)	(3,806,608)
Net increase (decrease)	(163,854)	(1,615,236)	314,907	3,196,324
Class C
Subscriptions	94,804	944,698	128,324	1,273,184
Distributions reinvested	3,274	32,592	6,065	59,718
Redemptions	(25,082)	(250,204)	(49,528)	(491,141)
Net increase	72,996	727,086	84,861	841,761
Class I(c)
Subscriptions	—	—	5,064,089	49,807,526
Distributions reinvested	—	—	1,111,289	10,909,209
Redemptions	—	—	(30,507,088)	(301,277,129)
Net decrease	—	—	(24,331,710)	(240,560,394)
Institutional Class(d)
Subscriptions	1,258,939	12,547,458	1,614,805	15,955,262
Distributions reinvested	40,463	402,718	30,085	297,404
Redemptions	(407,031)	(4,057,410)	(306,231)	(3,017,418)
Net increase	892,371	8,892,766	1,338,659	13,235,248
Institutional 2 Class(e)
Subscriptions	1,104	11,000	5,393	53,110
Distributions reinvested	84	835	245	2,417
Redemptions	—	—	(5,448)	(54,981)
Net increase	1,188	11,835	190	546
Institutional 3 Class(c),(f)
Subscriptions	58,175	580,389	25,785,807	255,022,404
Distributions reinvested	500,926	4,987,017	161,696	1,620,244
Redemptions	(5,354,557)	(53,342,961)	(175,334)	(1,753,746)
Net increase (decrease)	(4,795,456)	(47,775,555)	25,772,169	254,888,902
Total net increase (decrease)	(3,848,746)	(38,319,655)	2,944,913	29,319,668

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
11/30/2017 (c)	$10.12	0.27	(0.21)	0.06	(0.18)	—
5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)
5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)
5/31/2015	$10.02	0.39	0.09	0.48	(0.35)	(0.10)
5/31/2014 (e)	$10.00	0.02	0.01	0.03	(0.01)	—
Advisor Class(f)
11/30/2017 (c)	$10.11	0.28	(0.21)	0.07	(0.19)	—
5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)
5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)
5/31/2015	$10.02	0.44	0.07	0.51	(0.37)	(0.10)
5/31/2014 (g)	$10.00	0.02	0.01	0.03	(0.01)	—
Class C
11/30/2017 (c)	$10.12	0.23	(0.21)	0.02	(0.14)	—
5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)
5/31/2016	$10.05	0.30	(0.30)	0.00 (h)	(0.26)	(0.10)
5/31/2015	$10.02	0.31	0.09	0.40	(0.27)	(0.10)
5/31/2014 (i)	$10.00	0.01	0.01	0.02	(0.00) (h)	—
Institutional Class(j)
11/30/2017 (c)	$10.12	0.28	(0.21)	0.07	(0.19)	—
5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)
5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)
5/31/2015	$10.02	0.39	0.12	0.51	(0.37)	(0.10)
5/31/2014 (k)	$10.00	0.02	0.01	0.03	(0.01)	—
Institutional 2 Class(l)
11/30/2017 (c)	$10.11	0.29	(0.21)	0.08	(0.20)	—
5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)
5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)
5/31/2015	$10.02	0.39	0.13	0.52	(0.38)	(0.10)
5/31/2014 (m)	$10.00	0.02	0.01	0.03	(0.01)	—
Institutional 3 Class(n)
11/30/2017 (c)	$10.12	0.29	(0.21)	0.08	(0.20)	—
5/31/2017 (o)	$9.87	0.16	0.18	0.34	(0.09)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.18)	$10.00	0.62%	1.09% (d)	1.00% (d)	5.43% (d)	401%	$6,347
(0.47)	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
(0.44)	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
(0.45)	$10.05	4.88%	1.21%	1.00%	4.08%	829%	$1,718
(0.01)	$10.02	0.29%	1.24% (d)	1.00% (d)	1.79% (d)	56%	$10

(0.19)	$9.99	0.75%	0.83% (d)	0.75% (d)	5.64% (d)	401%	$4,447
(0.49)	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
(0.46)	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
(0.47)	$10.06	5.24%	0.94%	0.75%	4.44%	829%	$3,071
(0.01)	$10.02	0.30%	1.05% (d)	0.75% (d)	2.04% (d)	56%	$10

(0.14)	$10.00	0.24%	1.84% (d)	1.75% (d)	4.68% (d)	401%	$2,682
(0.39)	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
(0.36)	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
(0.37)	$10.05	4.09%	1.98%	1.75%	3.16%	829%	$50
(0.00) (h)	$10.02	0.24%	2.05% (d)	1.75% (d)	1.05% (d)	56%	$10

(0.19)	$10.00	0.75%	0.84% (d)	0.75% (d)	5.71% (d)	401%	$25,913
(0.49)	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
(0.46)	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
(0.47)	$10.06	5.24%	1.03%	0.75%	3.96%	829%	$41
(0.01)	$10.02	0.30%	1.08% (d)	0.75% (d)	2.21% (d)	56%	$12

(0.20)	$9.99	0.77%	0.81% (d)	0.70% (d)	5.71% (d)	401%	$60
(0.50)	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
(0.47)	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
(0.48)	$10.06	5.34%	0.90%	0.65%	3.91%	829%	$10
(0.01)	$10.02	0.31%	0.89% (d)	0.65% (d)	2.14% (d)	56%	$10

(0.20)	$10.00	0.80%	0.75% (d)	0.65% (d)	5.72% (d)	401%	$209,723
(0.09)	$10.12	3.50%	0.76% (d)	0.65% (d)	6.57% (d)	739%	$260,713
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	19

Financial Highlights  (continued)
Year ended (except as noted)	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T
11/30/2017 (c)	$10.11	0.27	(0.20)	0.07	(0.18)	—
5/31/2017	$9.69	0.40	0.49	0.89	(0.34)	(0.13)
5/31/2016	$10.05	0.39	(0.31)	0.08	(0.34)	(0.10)
5/31/2015	$10.02	0.36	0.12	0.48	(0.35)	(0.10)
5/31/2014 (p)	$10.00	0.02	0.01	0.03	(0.01)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the six months ended November 30, 2017 (unaudited).
(d)	Annualized.
(e)	Class A shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Advisor Class shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(h)	Rounds to zero.
(i)	Class C shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(j)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(k)	Institutional Class shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(l)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(m)	Institutional 2 Class shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(n)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(o)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(p)	Class T shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.18)	$10.00	0.73%	1.08% (d)	0.98% (d)	5.42% (d)	401%	$10
(0.47)	$10.11	9.41%	1.09%	0.99%	4.01%	739%	$10
(0.44)	$9.69	0.83%	1.16%	1.00%	3.94%	743%	$10
(0.45)	$10.05	4.87%	1.30%	1.00%	3.56%	829%	$10
(0.01)	$10.02	0.29%	1.30% (d)	1.00% (d)	1.79% (d)	56%	$10
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	21

Notes to Financial Statements
November 30, 2017 (Unaudited)
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However,
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
24	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
26	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	322,912*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	201,678*
Interest rate risk	Investments, at value — Options purchased	892,786
Total		1,417,376

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	1,810,079*
Credit risk	Upfront receipts on swap contracts	6,512,925
Interest rate risk	Net assets — unrealized depreciation on futures contracts	119,926*
Total		8,442,930

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	93,629	93,629
Interest rate risk	(1,883,947)	322,500	(1,885,250)	—	(3,446,697)
Total	(1,883,947)	322,500	(1,885,250)	93,629	(3,353,068)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(240,275)	(240,275)
Interest rate risk	41,809	—	1,316,752	—	1,358,561
Total	41,809	—	1,316,752	(240,275)	1,118,286
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	28,353,204
Futures contracts — short	152,777,130
Credit default swap contracts — sell protection	53,950,000

Derivative instrument	Average value ($)*
Options contracts — purchased	1,651,759
Options contracts — written	(722,565)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
28	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward Sale Commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	29

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2017:
	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	1,890	-	-	-	-	1,890
Options purchased puts	890,896	-	-	-	-	890,896
Total assets	892,786	-	-	-	-	892,786
Liabilities
OTC credit default swap contracts (a)	613,424	354,696	2,592,531	2,375,943	2,063,498	8,000,092
Total financial and derivative net assets	279,362	(354,696)	(2,592,531)	(2,375,943)	(2,063,498)	(7,107,306)
Total collateral received (pledged) (b)	279,362	(280,000)	(2,592,531)	(2,375,943)	(2,063,498)	(7,032,610)
Net amount (c)	-	(74,696)	-	-	-	(74,696)

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
30	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2017 was 0.650% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	31

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the six months ended November 30, 2017, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
32	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2017, if any, are listed below:
Amount ($)
Class A	13,123
Class C	668
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.71	0.70
Institutional 3 Class	0.65	0.65
Class T	1.00	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	33

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
At November 30, 2017, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
290,484,000	4,395,000	(10,783,000)	(6,388,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2017 as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	698,616
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,592,744,053 and $1,889,528,640, respectively, for the six months ended November 30, 2017, of which $1,459,817,110 and $1,712,426,524, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended November 30, 2017.
34	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	35

Notes to Financial Statements  (continued)
November 30, 2017 (Unaudited)
the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At November 30, 2017, affiliated shareholders of record owned 90.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	37

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
38	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Mortgage Opportunities Fund | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Mortgage Opportunities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR251_05_H01_(01/18)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	January 19, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	January 19, 2018